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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04101

Excelsior Tax-Exempt Funds, Inc.

(Exact name of registrant as specified in charter)

United States Trust Company of New York

114 West 47th Street

New York, New York 10036

(Address of principal executive offices) (Zip code)

BISYS Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-852-1000

Date of fiscal year end: March 31, 2006

Date of reporting period: March 31, 2006

Item 1.	Reports to Stockholders.

FIXED INCOME FUNDS

ANNUAL REPORT

March 31, 2006

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

•	Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

LETTER TO SHAREHOLDERS

March 31, 2006

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2006 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which had over $18 billion in assets as of the end of the report period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s needs for performance and tax sensitivity.

By now, you would have received information about changes to the administrative and non-advisory services provided to the Excelsior Funds. As a result, the Excelsior Funds and the Laudus Funds, an affiliated fund family, now share certain complex-wide administrative, compliance, marketing and other functions.

We are pleased with the transition, and remain optimistic that shareholders will approve the board of directors’ recommendation to elect members to jointly oversee the two fund families. It is anticipated that the new unified board will strengthen the oversight provided on behalf of fund shareholders and may result in certain long-term cost and operating efficiencies. All votes are important, so I encourage you to vote your shares as soon as possible if you haven’t already done so.

Given these changes, I want to assure you that the most important aspects of the Excelsior Funds will remain the same. Specifically, the fund management and investment process provided by U.S. Trust, as advisor to the Funds, as well as the funds’ emphasis on enduring performance, will not change.

In closing, we at Excelsior Funds remain committed to helping you reach your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

FIXED INCOME MARKET REVIEW

The fixed income markets experienced three key trends over the course of the fiscal year ending March 31, 2006. Dominating the market was the Federal Reserve’s continuous monetary tightening, which culminated in its fifteenth federal funds target rate hike, to 4.75%, as the reporting period ended. The result was a shift to higher bond yields across the maturity spectrum.

The second critical aspect of the fixed-income market was the continued flattening of the yield curve, as we expected. The yield curve inverted, with shorter rates higher than longer rates, for a period from the end of 2005 into early 2006. An inverted curve has signaled future recessions in the past, but our thinking concurs with the Fed’s, which identifies a global liquidity surplus as the cause of the inversion. The last critical factor for the markets was limited to municipal bonds, with the first quarter of 2006 experiencing a drop in issuance as higher rates cut off refunding issues. Tighter muni supply is expected to continue over the new fiscal year.

Agency bonds modestly outperformed Treasuries for the past 12 months. Demand was strong from domestic investors who sought a high-quality reserve against future opportunities in other sectors. Foreign buying was very heavy. Inflation indexed bonds (TIPS) signaled an increase in inflation expectations as breakeven yields for 5-year and 10-year issues rose over the reporting period, in particular with short maturity issues. Commercial mortgage backed securities modestly outperformed due to healthy demand as investors moved some funds out of the corporate sector into this sector. Interest rate volatility, a key determinant of value in the mortgage-backed securities market, has continued to decline favoring the prospects for out-performance in this sector. Municipals outperformed Treasuries, as yields on the latter rose more on both an actual and a relative basis. This was caused by a well documented increase in demand on the part of non-traditional municipal investors, in addition to a reduction in new-issue supply. The result was much richer municipal/Treasury yield ratios. This has been especially true for maturities of 10+ years, although all comparative municipal/Treasury bond yield ratios fell to 5-year lows in the quarter.

The 10-year Treasury yield is nearing the high end of the expected range for 2006. Yields should begin to decline later in the year driven by an expected slowdown in economic activity, specifically with respect to housing and the consumer. The Fed’s new Chairman, Ben Bernanke, has stated that going forward, Fed policy will be more data dependent, which could see more tightening than expected, but we believe the Fed is aware of the potential for excessive tightening. Opportunity to profit from the yield curve returning to its more traditional steeper shape is now evident. From a duration standpoint, we are positioned slightly shorter to fixed-income benchmarks, looking for an easing to economic growth rates. We will look to position portfolios longer relative to the benchmarks after the Fed concludes its rate increases. We think a significant yield advantage exists in select mortgage-backed and asset-backed investments and continues to dictate an overweight position in the sector.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA SHORT-INTERMEDIATE TERM

TAX-EXEMPT INCOME FUND

Fiscal Year Annual Review

California, the world’s seventh-largest economy, continues to display expansive economic growth, and a new governmental emphasis on reining in deficits has earned the state and its counties, cities and fiscal authorities high marks from bond rating agencies. Our Fund invests primarily in California municipal bonds, including state-guaranteed issuance, where at least 80% of the assets held will be both federally tax-exempt and exempt from California state and local income taxes. Over the preceding twelve months, investors witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, bringing it to 4.75% on March 31, at the end of the Fund’s fiscal year. The tax-exempt market outperformed its taxable counterpart, as long-term municipal yields fell while intermediate and long-term governments and corporates rose.

Performance Attribution

Our investment process is driven by the independent examination of individual securities rather than by an overarching economic view, and we believe the Fund’s high-quality, well-diversified fixed-income portfolio is an outcome of this process. Our portfolio tracks the Merrill Lynch 3-7 Year Muni Index, which we not only use as a benchmark, but also as a comparative quality standard. Underperformance relative to this benchmark reflected our commitment to higher quality issues with a higher basis. The “spread” or yield difference between national and California rates widened to a more normal 15-20 basis points. New issue supply was strong, but demand continued to exceed supply, owing to the presence of new institutional buyers. Average maturity in the portfolio was extended as the manager continued to implement a laddered strategy of distributing fund assets across its maturity range in line with its benchmark.

Outlook

The Fund is beginning to be repositioned to benefit from the end of Fed tightening and a trend towards easing that we expect to develop later this year. The yield curve orientation continues to favor flattening, though to a lesser extent than in past quarters. Our biggest concern is reduced issuance, as higher interest rates have dropped refinancings by 25% since the start of the year. However, California was the number one state issuer for the first quarter of 2006, as it was for all of 2005, and supply remains healthy in both the primary and secondary markets. Our research amply demonstrates the importance of tax-savings on fixed-income returns, and we continue with this emphasis for the benefit of our investors.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Fiscal Year Annual Review

The Fed’s FOMC increased the target short-term federal funds rate progressively over the past twelve months, culminating in the 15th rate hike since June 2004, to 4.75%. Treasury yields rose from the 3-month T-Bill to the 30-year bond, and the yield curve flattened and then inverted for more than a month. The Fed has said that further hikes under new Chairman Ben Bernanke will be data-dependent, signaling an end to tightening unless inflation numbers gap higher.

Performance Attribution

The Excelsior Core Bond Fund generated strong relative performance that was largely the result of the portfolio’s barbell position and shorter duration, which benefited as yields rose and the Treasury yield curve flattened. The Fund’s defensive posture to rising rates was additive to returns as yields rose. While our moderate underweight allocation in corporate bonds was a slight detractor from returns, our selective holdings in high yield debt aided relative performance. Allocations to asset-backed and commercial mortgage backed securities helped performance as well. Furthermore, the allocation to municipal bonds added value as the current refinancing supply has been light and demand has increased due to higher yields. Our average quality rating remains at AAA. The allocation to BBB rated securities remains minimal, with the portfolio emphasizing higher quality issues. There were no major changes to our sector allocations although some credit positions were selectively reduced while we added to our mortgage position. The moderate corporate underweight allocation was maintained. We have added to our position in hybrid ARMs (adjustable rate mortgages) with interest rates that are fixed for a set period and then float.

Outlook

We believe a significant yield advantage exists in select mortgage-backed and asset-backed investments, which continues to dictate an overweight position in these securities for the Fund. Interest rate volatility, a key determinant of value in the mortgage-backed securities market, has continued to decline, favoring the prospects for out-performance in this sector. Once the Fed ends the tightening phase, we see little change in the fed funds’ target rate for a considerable period thereafter. We continue to favor investments in high-quality commercial mortgages (CMBS), for their attractive yield levels, low event risk, and high quality.

EXCELSIOR FUNDS, INC.	CORE BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	HIGH YIELD FUND

Fiscal Year Annual Review

The fiscal year ending March 31 witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, raising it to 4.75%. The high yield market extended its positive momentum from late last year through most of the first quarter of 2006. Solid economic growth and strong equity markets fueled enthusiasm for the high yield asset class. In addition, readily available bank credit allowed a number of high yield issuers to redeem outstanding subordinated debt thereby reducing the supply of fixed-coupon issues. Most importantly, default rates in the sector remained stable and at levels well below the long term average.

Performance Attribution

The key drivers of high yield market performance were the ongoing improvement in default rates and the increase in U.S. interest rates. Relative to the Merrill High Yield Index, we had overweight positions in paper/packaging, chemicals, and metals/mining (to benefit from strong economic growth) and in gaming (to reduce portfolio volatility). We positioned the portfolio for moderate volatility in an environment of solid economic growth and stable or moderately rising interest rates, holding issues with high coupons trading near their call prices. As a result, the Fund did not fully participate in the strong performance of the high yield sector. The Fund’s relative underperformance was almost entirely due to underweight exposure to high-volatility, lower-tier securities. Over the year, the CCC-rated sub sector significantly outperformed the B and particularly BB sub sectors. However, our underweighting of lower-tier credits reflected concerns surrounding possible principal risk from rising interest rates and uncertainty surrounding national and international political events. The best performing industry groups included metals/mining, telecom, automotive, and paper/packaging. The weakest performing groups include financials, food and beverage, gaming and broadcasting.

Outlook

The High Yield Fund has been migrating in the direction of greater diversification and higher overall quality. As a result, the Fund at the start of the year was underweight high-beta CCC and B-rated groups, which were the best performing sub sectors. Currently, the Fund has higher than average exposure to gaming and cyclical/commodity sectors such as metals/mining, and chemicals. Below-market weightings include finance, homebuilding, transportation, and autos/suppliers.

EXCELSIOR FUNDS, INC.	HIGH YIELD FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/31/00 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM BOND FUND

Fiscal Year Annual Review

Over the preceding twelve months, investors witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, bringing it to 4.75% on March 31. The move to higher interest rates has been in place since June 2003, and we believe this Fed tightening cycle is nearing its end. At that point, we anticipate greater opportunity, and will adjust our defensive strategy to take advantage of the new financial environment.

Performance Attribution

Positive contributors to performance during the fiscal year were holdings in mortgage-backed securities and commercial-mortgage backed securities (CMBS). Both sectors were over weighted and had strong performance relative to Treasury issues. An underweight in corporate securities was a drag on results. Securities with call features, such as, mortgages and callable agencies, were overweighted based on valuation levels, and the shorter duration of the overall portfolio aided relative returns. Mortgages and CMBS continue to be overweight for their added yield and high quality. Should the credit cycle turn more cautious, these sectors are expected to have better relative returns. Corporate bonds are under weight and the BBB-rated portion is particularly light at half the index weight. The yield advantage in corporate bonds compared to Treasury bonds is very narrow compared to historic levels.

Outlook

The Fund is beginning to be repositioned to benefit from the end of Fed tightening and a trend towards easing that we expect to develop later this year. The yield curve orientation continues to favor flattening, though to a lesser extent than in past quarters. At quarter end, the Fund had an average credit rating of AAA, a yield-to-worst of 5.38% and a duration of 3.7 years, in line with the benchmark and slightly long versus the Lipper category. We expect the Fund to perform well in the slower economic environment that we foresee.

EXCELSIOR FUNDS, INC.	INTERMEDIATE-TERM BOND FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers Intermediate Govt/Credit Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

Fiscal Year Annual Review

The Fund invests primarily in municipal bonds, where at least 80% of the assets held in the Fund will be federally tax-exempt and have an average maturity of five to ten years. Over the fiscal year, we focused on extending the Fund’s average maturity, but we kept duration roughly the same. We sold several bonds with near call dates, and moved out toward bonds with longer (10-year) call provisions. Over the preceding twelve months, investors witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, bringing it to 4.75% on March 31 at the end of the Fund’s fiscal year.

Performance Attribution

Relative underperformance with our benchmark reflects higher quality securities purchased with a higher basis. The Excelsior Intermediate-Term Tax-Exempt Fund ended the first quarter of 2006 almost fully invested, with 5% percent of assets in cash. Average maturity in the portfolio was extended to nearly 9.5 years, as the manager continued to implement a laddered strategy of distributing fund assets across a maturity range in line with our benchmark. Over the long term, this strategy should serve to deliver more stable returns. As the yield curve flattened, and particularly when the yield curve for 5- and 10- year issues leveled, our performance gained. Our investment process is driven by the independent examination of individual securities rather than by an overarching economic view, and we believe the Fund’s high-quality, well-diversified tax-exempt portfolio is an outcome of this process.

Outlook

The Fund is beginning to be repositioned to benefit from the end of Fed tightening and a trend towards easing that we expect to develop later this year. The yield curve orientation continues to favor flattening, though to a lesser extent than in past quarters. Our biggest concern is reduced issuance, as higher interest rates have dropped refinancings by 25% since the start of the year. Still, we expect to find high-quality opportunities in the municipal market.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

Fiscal Year Annual Review

Over the preceding twelve months, investors witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, bringing it to 4.75% on March 31. The tax-exempt market outperformed its taxable counterpart, as long-term municipal yields fell while yields on long-term governments and corporates rose. The Fund invested primarily in municipal bonds as a minimum of 80% of the assets held in the Fund must be exempt from Federal income taxes. Demand kept prices of long-maturity municipals strong during the quarter. More attractive long-term tax-exempt yields created unusual demand from foreign and other non-traditional muni investors, as well as insurance companies and other financial institutions, making our bonds more attractive than their taxable equivalents.

Performance Attribution

In the course of the fiscal year, we focused on extending the Fund’s average maturity, but we kept duration roughly the same. Average maturity rose to nearly 14 years. Transactions during the fiscal year included tax swaps that served to reduce volatility, increase yield, improve quality and achieve diversification objectives. We sold several bonds with near call dates, and moved out toward bonds with longer call provisions. As the yield curve flattened, our performance gained. The Excelsior Long-Term Tax-Exempt Fund ended the annual reporting period almost fully invested with less than ten percent cash. We succeeded in our goal of implementing a laddered strategy of distributing fund assets across a maturity range in line with our benchmark. Relative underperformance with our benchmark reflects higher quality securities purchased with a higher basis.

Outlook

Municipal bond issuance set a record in 2005, at $408 billion, fueled by the refunding of older outstanding issues. The unexpected drop in long-term rates during the year and the lower absolute level of rates allowed more issuers to save on their cost of debt outstanding, driving volume higher. The pace of municipal issuance in 2006 is expected to decline to the $350 billion level, as higher interest rates, and the previous large-scale refunding reduce offerings. Reduced supply should add support, and we are confident in the portfolio’s structure. Finally, we expect the Fund to perform well in the slower economic environment that we foresee.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	LONG-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 22+ Year Muni Index consists of bonds with an outstanding par which is greater than or equal to 25 million and a maturity range greater than or equal to 22 years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Fiscal Year Annual Review

Over the preceding twelve months, investors witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, bringing it to 4.75% on March 31 at the close of the Fund’s fiscal year. The tax-exempt market outperformed its taxable counterpart, as long-term municipal yields fell while intermediate and long-term governments and corporates rose. The Fund invested primarily in municipal bonds issued by the state, counties, municipalities and other state agencies of New York, per our mandate. A minimum of 80% of the assets held in the Fund must be both federally tax-exempt and exempt from state and local income taxes.

Performance Attribution

The New York tax-exempt market was supported by strong new issue supply, but demand continued to exceed supply. The market outperformed the national market during the fiscal year, as prices rose and spreads tightened to a point well below their historical averages. New issue supply was strong, but demand continued to exceed supply, owing to the presence of new institutional buyers. The Excelsior New York Intermediate Tax-Exempt Fund ended the annual reporting period almost fully invested with less than 10 percent cash. Average maturity in the portfolio was extended as the manager continued to implement a laddered strategy of distributing fund assets across its maturity range in line with its benchmark. During the fiscal year, the Fund moved to increase yield while reducing volatility by investing in bonds with longer maturities but shorter call dates. Underperformance relative to this benchmark reflected our commitment to higher quality issues with a higher basis.

Outlook

The Fund is beginning to be repositioned to benefit from the end of Fed tightening and a trend towards easing that we expect to develop later this year. The yield curve orientation continues to favor flattening, though to a lesser extent than in past quarters. Our biggest concern is reduced issuance, as higher interest rates have dropped refinancings by 25% since the start of the year. While this has provided price support, we think short supply is problematic. We believe the outlook for New York State issuers is positive, as the National Conference of State Legislators confirms, and revenues are either meeting or exceeding budgeted levels. And we expect the Fund to perform well in the slower economic environment that we foresee.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.	SHORT-TERM GOVERNMENT SECURITIES FUND

Fiscal Year Annual Review

Inflation fears have risen over the fiscal year, with indicators, watched by the Fed, close to the upper end of acceptable ranges. Energy costs have climbed significantly, and inflation watchers are looking for pass through. Clearly, prospects of an end to Fed tightening will be dictated by the reported levels of consumer inflation going forward. Yields have increased across the maturity spectrum as the Federal Reserve Board has continued to raise the target rate for Fed funds, bringing it to 4.75% by March 31.

Performance Attribution

Volatility has been driven lower as market participants have begun to price in the prospect that the Federal Reserve is nearing the end of its tightening regimen and will leave the Fed Funds’ target rate unchanged for a considerable period thereafter. Mortgage-backed prices have an inverse relationship to the market level of volatility, and we have benefited with a strategy that focuses on this relationship. The Fund’s duration, or sensitivity to changes in interest rates, was 1.72 years at the end of the quarter, approximately neutral to the benchmark. We think a significant yield advantage exists in both mortgage-backed and asset-backed investments and continues to dictate an overweight position in the Fund. The combined percentage held of both sectors at the end of the period amounted to 62%. Interest rate volatility, a key determinant of value in the mortgage-backed securities market, has continued to decline favoring the prospects for outperformance in the mortgage-backed sector.

Outlook

The shape of the Treasury yield curve has become extremely flat. This situation may persist throughout the near term. An opportunity to profit from the yield curve returning to its more traditional steeper shape may present itself during the new fiscal year, but that possibility is not predicted. The flat yield curve shape eliminates the prospects of adding performance through security “rolldown.” Yield spread, we believe, is presently the best opportunity for excess returns.

EXCELSIOR FUNDS, INC.	SHORT-TERM GOVERNMENT SECURITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers—The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

Fiscal Year Annual Review

The Fund invests primarily in municipal bonds, with at least 80% of its assets qualifying for Federal tax-exempt status, and with an average maturity of one to three years. Over the course of the fiscal year, cash inflows to the Fund remained strong, but it was challenging to put cash to work. As the spread between the very short end of the yield curve and the one- to two-year segment was flat, we saw no incentive to relocate. But as rates rose, we extended the Fund’s average maturity, which contributed positively to performance. However, underperformance relative to this benchmark reflected our commitment to higher quality issues with a higher basis. Over the preceding twelve months, investors witnessed a rise in interest rates across the maturity spectrum, with the Fed going as far as its fifteenth 0.25% increase to the federal funds rate target, bringing it to 4.75% on March 31 at the end of the Fund’s fiscal year.

Performance Attribution

By adjusting its cash position during the quarter, the Excelsior Short-Term Tax-Exempt Securities Fund reinvested in the areas of its maturity range that experienced the biggest back-up in rates in response to Federal Reserve rate increases and supply/demand issues in the short-term tax-exempt markets. In anticipation that tax-related money market liquidations would put upward pressure on short-term yields as April 15 approached, the Fund invested 30% in cash equivalents and shortened average maturity to 2.3 years. Over the reporting period, the tax-exempt market outperformed its taxable counterpart, as long-term municipal yields fell while intermediate and long-term governments and corporates rose. The Excelsior Short-Term Tax-Exempt Securities Fund ended the quarter almost fully invested, with 5% percent of assets in cash.

Outlook

The Fund is beginning to be repositioned to benefit from the end of Fed tightening and a trend towards easing that we expect to develop later this year. The yield curve orientation continues to favor flattening, though to a lesser extent than in past quarters. Our biggest concern is reduced issuance, as higher interest rates have dropped refinancings by 25% since the start of the year. Still, we expect to find high-quality opportunities in the municipal market. During 2005, municipal interest rates rose by more than 1% at the short end, with the 2-year maturity rising from 2.20% to 3.20%. While the municipal yield curve did not invert at any time during the year (and is not expected to in 2006), by the end of December, rates across the first two years of the curve were almost identical at about 3.20%. Looking ahead, we’ll maintain the current barbell structure, until we get a better picture on exactly when Fed interest rate hikes are over, at which time we expect to deploy cash at the long-end of our maturity spectrum.

EXCELSIOR TAX-EXEMPT FUNDS, INC.	SHORT-TERM TAX-EXEMPT SECURITIES FUND

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

California Short-Intermediate Term Tax-Exempt Income Fund

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (2.03%):
$800,000	California State General Obligation Bonds, Kindergarten-University, Series B-3, (Citibank N.A.-37%/ State Street Bank & Trust-37%/ National Australia Bank-25%)(a)	3.06%	05/01/34	$800,000
550,000	Orange County, California, Sanitation Districts, Certificate of Participation, (AMBAC) (Societe Generale)(a)	3.10	08/01/16	550,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $1,350,000)			1,350,000

TAX-EXEMPT SECURITIES (84.25%):
1,500,000	Anaheim, California, Public Financing Authority Revenue Bonds, Distribution Systems, (AMBC)	5.00	10/01/13	1,615,350
1,000,000	California State Department of Transportation Revenue Bonds, Federal Highway Grant Anticipation Bonds, Series A, (FGIC)	4.50	02/01/13	1,042,280
1,000,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series Y	5.00	12/01/10	1,061,230
3,000,000	California State Department of Water Resources Revenue Bonds, Series W, (AMBAC)	5.50	12/01/09	3,201,930
1,000,000	California State Economic Recovery, Special Sales Tax Revenue Bonds, Series A, (FGIC)	5.25	07/01/14	1,089,870
3,000,000	California State Economic Recovery, Special Sales Tax Revenue Bonds, Series B	5.00	07/01/23	3,052,830
750,000	California State General Obligation Bonds	6.25	04/01/08	787,373

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$3,000,000	California State General Obligation Bonds	5.00%	02/01/11	$3,158,460
750,000	California State General Obligation Bonds, (MBIA)	7.50	10/01/07	793,260
1,000,000	California State University Systemwide Revenue Bonds, Series A, (AMBAC)	5.00	11/01/12	1,074,000
1,000,000	California Statewide Communities Development Authority Revenue Bonds, California Endowment	5.00	07/01/13	1,072,650
1,000,000	Central Valley, California, School District Financing Authority Revenue Bonds, Series A, (MBIA)	6.15	08/01/09	1,078,460
1,000,000	Contra Costa, California, Transportation Authority Sales Tax Revenue Bonds, Series A, (FGIC)	6.00	03/01/08	1,046,220
750,000	East Bay, California, Regional Park District Authority General Obligation Bonds	5.00	09/01/07	765,690
975,000	Foothill- De Anza, California, Community College District General Obligation Bonds, (FGIC)	5.00	08/01/14	1,035,655
1,000,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Revenue Bonds, Enhanced-Asset Backed, Series A	5.00	06/01/15	1,002,130
3,500,000	Los Angeles County, California, Metropolitan Transportation Authority Sales Tax Revenue Bonds, Series A, (FSA)	5.25	07/01/10	3,709,369
1,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Power System, Series A, Sub-Series A-1, (MBIA)	5.00	07/01/14	1,070,040

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

California Short-Intermediate Term Tax-Exempt Income Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Los Angeles, California, General Obligation Bonds, Series A, (MBIA)	4.00%	09/01/13	$1,013,420
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, (FGIC)	5.00	02/01/13	1,072,090
1,000,000	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, Series A, (FSA)	5.00	02/01/10	1,051,720
3,000,000	Los Angeles, California, Waste Water System Revenue Bonds, Series B, (MBIA)	5.00	06/01/10	3,167,730
1,000,000	Metropolitan Water District of Southern California, General Obligation Bonds, Series A	3.00	03/01/08	987,190
960,000	Metropolitan Water District of Southern California, Revenue Bonds	5.75	07/01/09	1,023,110
975,000	Modesto, California, Irrigation District Financing Authority Revenue Bonds, Series A, (MBIA)	5.45	10/01/07	1,004,026
1,000,000	Moulton-Niguel, California, Water District General Obligation Bonds, (AMBAC)	4.00	09/01/10	1,017,770
1,000,000	Napa County, California, Flood Protection & Watershed Improvement Authority, General Obligation Bonds, (AMBAC)	4.50	06/15/12	1,043,880
1,100,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, 1st Senior, (AMBAC)	6.00	02/15/08	1,149,687
1,000,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, 2nd Senior, (FGIC)	6.00	02/15/07	1,021,750

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Oxnard, California, Wastewater District Financing Authority Revenue Bonds, (FGIC)	3.50%	06/01/09	$999,670
1,000,000	Rancho, California, Water District Financing Authority Revenue Bonds, Series A, (FSA)	5.50	08/01/10	1,077,030
1,000,000	San Diego County, California, Certificates of Participation, (AMBAC)	5.00	11/01/11	1,066,970
1,000,000	San Diego, California, Public Facilities Financing Authority Sewer Revenue Bonds, (FGIC)	5.20	05/15/13	1,012,110
1,000,000	San Diego, California, Public Facilities Financing Authority Water Revenue Bonds, (MBIA)	5.00	08/01/11	1,066,710
1,000,000	San Francisco, California, City & County General Obligation Bonds, (FSA)	5.00	06/15/08	1,031,800
1,000,000	San Francisco, California, City & County Public Utilities Communication Clean Water Revenue Bond, (MBIA)	5.00	10/01/13	1,070,510
3,000,000	San Francisco, California, State Building Authority Lease Revenue Bonds, California State & San Francisco Civic Center, Series A	5.00	12/01/12	3,173,640
1,000,000	San Mateo, Foster City, California, School Facilities Financing Authority Revenue Bond, (FSA)	4.00	08/15/12	1,015,690
1,075,000	Santa Clara County, California, Financing Authority Lease Revenue Bonds, Multiple Facilities Project, Series A, (AMBAC)	4.50	05/15/12	1,098,919

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

California Short-Intermediate Term Tax-Exempt Income Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

TAX-EXEMPT SECURITIES — (continued)
$1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series A, (MBIA)	5.25%	07/01/09	$1,045,910
1,000,000	Southern California Public Power Authority Revenue Bonds, Transmission Project, Series B, (FSA)	4.25	07/01/11	1,030,250

	TOTAL TAX-EXEMPT SECURITIES (Cost $56,177,671)			55,898,379

TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — 9.58%
2,000,000	Riverside, California, Water Revenue Bonds, (FGIC) (Prerefunded 10/01/11 @ 101)	5.00	10/01/26	2,147,520
1,000,000	Sacramento, California, City Financing Authority Revenue Bonds, City Hall, Series A, (FSA) (Prerefunded 12/01/12 @ 100)	5.25	12/01/17	1,087,580
3,000,000	San Diego County, California, Water Authority Certificates of Participation, Series A, (FGIC) (Prerefunded 05/01/08 @ 101)	5.00	05/01/14	3,118,860

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $6,426,929)			6,353,960

Shares
REGISTERED INVESTMENT COMPANIES — 3.11%
1,175,133	BlackRock California Money Fund			$1,175,133
891,058	Federated California Money Fund			891,058

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $2,066,191)			2,066,191

		Value
TOTAL INVESTMENTS (Cost $66,020,791)(b)	98.97%	$65,668,530
OTHER ASSETS IN EXCESS OF LIABILITIES	1.03	686,633

NET ASSETS	100.00%	$66,355,163

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$192,808	$(545,069)	$(352,261)

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2006, approximately 12% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2006, approximately, 96% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

California Short-Intermediate Term Tax-Exempt Income Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	60.50%	$40,141,812
General Obligation Bonds	22.14	14,689,597
Prerefunded .	9.58	6,353,960
Registered Investment Companies	3.11	2,066,191
Backed by Letter of Credit	2.03	1,350,000
Certificates of Participation	1.61	1,066,970

Total Investments	98.97%	$65,668,530
Other Assets in Excess of Liabilities	1.03	686,633

Net Assets	100.00%	$66,355,163

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Core Bond Fund

Principal Amount		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 0.10%
$ 294,473	CIT RV Trust, 1999-A A4	6.16%	06/15/13	$294,413

	TOTAL ASSET BACKED SECURITIES (Cost $288,434)			294,413

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.02%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 8.61%
2,295,956	Citigroup Mortgage Loan Trust, 2004-HYB4 WA(a)	4.46	12/25/34	2,243,580
2,192,522	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	2,152,184
1,409,477	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	1,395,569
7,158,083	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(a)	4.80	08/25/34	7,005,424
9,127,959	JP Morgan Mortgage Trust, 2005-A6 1A1(a)	5.15	09/25/35	9,008,474
2,657,887	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1	3.99	12/25/34	2,578,087

				24,383,318

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 3.03%
5,208,627	1602 PH	6.00	04/15/23	5,220,472
3,296,147	2333 UZ	6.50	07/15/31	3,347,404

				8,567,876

	FEDERAL NATIONAL MORTGAGE ASSOCIATION— 0.50%
1,430,000	2003-17 QT	5.00	08/25/27	1,404,289

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.88%
2,450,621	2005-25 B	6.21	03/16/21	2,486,037

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $37,574,710)			36,841,520

Principal Amount		Rate	Maturity Date	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.54%
$ 1,477,000	Bank of America Commercial Mortgage, Inc., 2004-1 A4	4.76%	11/10/39	$1,400,650
3,705,581	Chase Commercial Mortgage Securities Corp., 1997-2 D	6.60	12/19/29	3,771,967
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CKS4 G(a)(b)	6.01	11/15/36	1,016,760
1,689,000	Greenwich Capital Commercial Funding Corp., 2004-GG1 A1	5.32	06/10/36	1,659,529
2,000,000	Morgan Stanley Capital I, 1997-C1F(b)	6.85	02/15/20	2,010,911
3,601,000	Morgan Stanley Capital I, 1999-WF1 B	6.32	11/15/31	3,675,836
3,150,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C	7.50	10/15/33	3,384,305
1,969,034	Mortgage Capital Funding, Inc., 1996-MC1 G	7.15	06/15/06	1,965,698
773,095	Mortgage Capital Funding, Inc., 1996-MC2 D	7.26	12/21/26	776,091
3,061,000	Mortgage Capital Funding, Inc., 1998-MC1 C	6.95	03/18/30	3,137,019
2,521,000	Nomura Asset Securities Corp., 1998-D6 A4(a)	6.92	03/15/30	2,828,507
3,601,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	3,463,240
2,305,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	2,282,884
10,000,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A5(a)(c)	5.09	07/15/42	9,775,846

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $41,540,424)			41,149,243

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — 15.06%
$ 1,115,000	America Movil S.A. de C.V.	5.50%	03/01/14	$1,068,607
2,000,000	Bank One Corp.	7.88	08/01/10	2,180,832
3,005,000	Bottling Group llc	5.50	04/01/16	2,966,407
700,000	British Telecommunications plc	8.88	12/15/30	895,497
2,800,000	Cisco Systems, Inc.	5.50	02/22/16	2,757,941
1,081,000	CIT Group, Inc.	5.88	10/15/08	1,093,756
2,000,000	Citigroup, INC.	4.25	07/29/09	1,937,164
1,441,000	Comcast Cable Communications	6.88	06/15/09	1,490,246
2,000,000	Comcast Cable Communications	6.75	01/30/11	2,079,016
1,441,000	DaimlerChrysler N.A. Holding Corp.	7.20	09/01/09	1,504,655
600,000	Entergy Gulf States	5.70	06/01/15	575,122
1,000,000	Ford Motor Credit Co.	8.63	11/01/10	958,056
2,773,000	Household Finance Corp.	8.00	07/15/10	3,025,750
1,437,000	International Lease Finance Corp.	4.50	05/01/08	1,412,935
250,000	Iron Mountain, Inc.	8.63	04/01/13	260,000
2,881,000	Merrill Lynch & Co. MTN	5.00	02/03/14	2,762,940
2,800,000	Morgan Stanley	4.75	04/01/14	2,612,380
2,000,000	Morgan Stanley Dean Witter	6.75	04/15/11	2,105,300
1,690,000	Oracle Corp./ Ozark Holdings(b)	5.25	01/15/16	1,621,205
1,441,000	Prudential Financial, Inc.	5.10	09/20/14	1,389,778
627,000	PSEG Energy Holdings, Inc.	8.63	02/15/08	653,648
2,000,000	RBS Capital Trust III(a)	5.51	09/29/49	1,929,116
1,596,000	Sprint Capital Corp.	8.38	03/15/12	1,803,320
1,153,000	Time Warner Cos., Inc.	7.25	10/15/17	1,233,772
1,441,000	Wal-Mart Stores	4.13	02/15/11	1,364,284
950,000	Xerox Corp.	6.40	03/15/16	942,875

	TOTAL CORPORATE BONDS (Cost $42,975,196)			42,624,602

TAX-EXEMPT SECURITIES — 1.31%
3,600,000	University of Texas Revenue Bonds, Series B	5.00	08/15/33	3,702,456

	TOTAL TAX-EXEMPT SECURITIES (Cost $3,691,406)			3,702,456

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY BONDS & NOTES — 1.83%
	FANNIE MAE (1.83%):
$ 5,000,000	MTN	6.25%	02/01/11	$5,185,515

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $5,341,117)			5,185,515

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 32.03%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 17.14%
10,000,000	TBA	4.50	04/01/21	9,543,751
2,888,445	Pool # A20105	5.00	04/01/34	2,753,346
9,843,702	Pool # A47411	4.50	10/01/35	9,080,373
4,901,581	Pool # A48132	7.00	12/01/35	5,045,327
2,999,380	Pool # C01811	5.00	04/01/34	2,859,092
133,535	Pool # C71221	5.00	09/01/32	127,467
4,887,002	Pool # G01842	4.50	06/01/35	4,508,040
15,004,026	Pool # G18105	5.00	03/01/21	14,624,096

				48,541,492

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 12.51%
11,809,993	Pool # 357824	5.50	06/01/35	11,531,302
1,257,935	Pool # 387203	4.80	01/01/12	1,227,747
1,074,138	Pool # 387204	4.80	01/01/12	1,048,361
3,780,015	Pool # 618322	6.00	12/01/31	3,785,055
4,974,463	Pool # 805386 ARM(a)	4.90	01/01/35	4,920,909
764,261	Pool # 812268	5.50	05/01/35	746,227
911,766	Pool # 820989	5.50	04/01/35	890,251
909,179	Pool # 821567	5.50	06/01/35	887,724
11,234,831	Pool # 829321	4.50	09/01/35	10,367,019

				35,404,595

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.38%
389,975	Pool # 2562	6.00	03/20/28	394,022
596,534	Pool # 267812	8.50	06/15/17	640,097
2,164,434	Pool # 3413	4.50	07/20/33	2,018,927
1,983,052	Pool # 3442	5.00	09/20/33	1,916,383
36,385	Pool # 532751	9.00	08/15/30	39,616
109,246	Pool # 568670	6.50	04/15/32	113,284
300,160	Pool # 780548	8.50	12/15/17	321,070
291,452	Pool # 780865	9.50	11/15/17	318,467
538,300	Pool # 781084	9.00	12/15/17	577,178
390,606	Pool # 80311 ARM(a)	4.50	08/20/29	390,282

				6,729,326

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $91,989,929)			90,675,413

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Core Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT SECURITIES — 17.81%
	U.S. TREASURY STRIPS — 4.46%
$ 22,600,000		0.00%	11/15/17	$12,633,174

	U.S. TREASURY INFLATION PROTECTED BONDS — 0.83%
300,000		4.25	01/15/10	379,904
2,000,000		0.88	04/15/10	1,982,919

				2,362,823

	U.S. TREASURY NOTES — 12.52%
7,700,000		3.63	01/15/10	7,381,774
12,000,000		4.50	11/15/10	11,838,720
11,955,000	(c)	7.63	11/15/22	15,346,299
885,000		4.50	02/15/36	830,379

				35,397,172

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $52,096,327)			50,393,169

Shares
REGISTERED INVESTMENT COMPANIES — 2.16%
3,052,268	Dreyfus Government Cash Management Fund			3,052,268
3,052,268	Fidelity U.S. Treasury II Fund			3,052,267

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $6,104,535)			6,104,535

		Value
TOTAL INVESTMENTS (Cost $281,602,078)(d)	97.86%	$276,970,866
OTHER ASSETS IN EXCESS OF LIABILITIES	2.14	6,045,059

NET ASSETS	100.00%	$283,015,925

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $4,648,876 or 1.64% of net assets.
(c)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$760,868	$(5,392,080)	$(4,631,212)

ARM—Adjustable Rate Mortgage

llc—limited liability company

MTN—Medium Term Note

plc—public limited company

STRIPS—Separately Traded Registered Interest and Principal Securities

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	51.67%	$146,254,097
Corporate Bonds	15.06	42,624,602
Commercial Mortgage-Backed Securities	14.54	41,149,243
Collateralized Mortgage Obligations	13.02	36,841,520
Registered Investment Companies	2.16	6,104,535
Tax-Exempt Securities	1.31	3,702,456
Asset Backed Securities	0.10	294,413

Total Investments	97.86%	$276,970,866
Other Assets in Excess of Liabilities	2.14	6,045,059

Net Assets	100.00%	$283,015,925

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

High Yield Fund

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — 88.98%
	ADVERTISING PERIODICALS — 2.16%
$2,000,000	Dex Media Finance/West	8.50%	08/15/10	$2,115,000
1,000,000	RH Donnelley Finance Corp.(a)	10.88	12/15/12	1,108,750

				3,223,750

	AGRICULTURAL CHEMICALS — 0.96%
1,298,000	Terra Capital, Inc.	11.50	06/01/10	1,434,290

	AUTO – TRUCK PARTS & EQUIPMENT — 0.67%
1,000,000	Tenneco Automotive, Inc.	8.63	11/15/14	1,000,000

	CABLE TV — 1.32%
1,000,000	Charter Communications Holdings II	10.25	09/15/10	982,500
1,000,000	Echostar DBS Corp.(a)	7.13	02/01/16	983,750

				1,966,250

	CASINO HOTELS — 10.25%
1,000,000	Aztar Corp.	7.88	06/15/14	1,082,500
1,000,000	Boyd Gaming Corp.	8.75	04/15/12	1,067,500
2,000,000	Caesars Entertainment, Inc.	8.88	09/15/08	2,140,000
2,000,000	Kerzner International	6.75	10/01/15	2,105,000
2,000,000	MGM Mirage, Inc.	8.50	09/15/10	2,139,999
2,000,000	Poster Financial Group	8.75	12/01/11	2,105,000
1,000,000	Resorts International Hotel and Casino, Inc.	11.50	03/15/09	1,097,500
1,000,000	River Rock Entertainment	9.75	11/01/11	1,080,000
1,000,000	Station Casinos	6.50	02/01/14	988,750
1,500,000	Trump Entertainment Resorts	8.50	06/01/15	1,458,750

				15,264,999

	CELLULAR TELECOM — 2.86%
2,000,000	American Cellular Corp.	10.00	08/01/11	2,170,000
1,000,000	Centennial Cellular Operating Co./Centennial Communications Corp.	10.13	06/15/13	1,092,500
1,000,000	Dobson Communications Corp.	8.88	10/01/13	1,005,000

				4,267,500

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	CHEMICALS – DIVERSIFIED — 3.54%
$2,000,000	Equistar Chemicals L.P./ Equistar Funding Corp.	10.63%	05/01/11	$2,165,000
500,000	Lyondell Chemical Co.	9.50	12/15/08	520,000
1,000,000	Lyondell Chemical Co.	10.50	06/01/13	1,107,500
1,500,000	Nell AF Sarl(a)	8.38	08/15/15	1,488,750

				5,281,250

	CHEMICALS – PLASTICS — 0.69%
1,000,000	PolyOne Corp.	8.88	05/01/12	1,025,000

	CHEMICALS – SPECIALTY — 1.39%
1,000,000	Johnsondiversey, Inc., Series B	9.63	05/15/12	1,026,250
1,000,000	Tronox Worldwide(a)	9.50	12/01/12	1,050,000

				2,076,250

	COAL — 0.33%
500,000	Massey Energy Co.(a)	6.88	12/15/13	490,000

	COMMERCIAL SERVICES — 2.07%
2,000,000	Iron Mountain, Inc.	8.63	04/01/13	2,080,000
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	1,007,500

				3,087,500

	CONTAINERS – METAL/GLASS — 2.05%
1,000,000	Crown Americas llc/Crown Americas Capital Corp.(a).	7.75	11/15/15	1,037,500
2,000,000	Owens-Illinois, Inc.	7.50	05/15/10	2,025,000

				3,062,500

	CONTAINERS – PAPER/PLASTIC — 2.76%
1,000,000	Graham Packaging Co.	8.50	10/15/12	1,010,000
1,000,000	Pregis Corp.(a)	12.38	10/15/13	1,050,000
2,000,000	Stone Container Corp.	9.75	02/01/11	2,055,000

				4,115,000

	COSMETICS & TOILETRIES — 0.54%
1,000,000	Del Laboratories, Inc.	8.00	02/01/12	810,000

	DISTRIBUTION/WHOLESALE — 1.23%
2,000,000	Nebraska Book Co.	8.63	03/15/12	1,840,000

	ELECTRIC – GENERATION — 1.08%
1,500,000	AES Corp.	9.50	06/01/09	1,616,250

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	FINANCE – AUTO LOANS — 3.98%
$2,000,000	Ford Motor Credit Co.	6.50%	01/25/07	$1,992,344
2,000,000	General Motors Acceptance Corp.	6.13	02/01/07	1,969,126
2,000,000	General Motors Acceptance Corp.	7.75	01/19/10	1,950,022

				5,911,492

	FOOD – MISCELLANEOUS AND DIVERSIFIED — 0.71%
1,000,000	Del Monte Corp.	8.63	12/15/12	1,056,250

	FORESTRY — 0.61%
1,500,000	Tembec Industries, Inc.	8.63	06/30/09	903,750

	FUNERAL SERVICES & RELATED ITEMS — 1.02%
1,500,000	Service Corp. International(a)	7.50	06/15/17	1,526,250

	GAS – DISTRIBUTION — 1.39%
2,000,000	SEMCO Energy, Inc.	7.75	05/15/13	2,072,824

	HEAVY CONSTRUCTION EQUIPMENT RENTAL — 0.35%
500,000	Ahern Rentals, Inc.(b)	9.25	08/15/13	521,250

	HOME FURNISHINGS — 2.70%
2,000,000	Sealy Mattress Co.	8.25	06/15/14	2,090,000
2,000,000	Simmons Co.	7.88	01/15/14	1,935,000

				4,025,000

	INDEPENDENT POWER PRODUCER — 0.68%
1,000,000	NRG Energy, Inc.	7.25	02/01/14	1,016,250

	LIFE/HEALTH INSURANCE — 1.35%
2,000,000	Americo Life, Inc.(a)	7.88	05/01/13	2,015,928

	MACHINERY – FARM — 0.33%
500,000	Case New Holland, Inc.(a)	7.13	03/01/14	493,750

	MACHINERY – GENERAL INDUSTRIAL — 0.68%
1,000,000	The Manitowoc Co., Inc.	7.13	11/01/13	1,020,000

	MEDICAL – HOSPITALS — 1.40%
1,000,000	HCA, Inc.	8.75	09/01/10	1,084,663
1,000,000	IASIS Healthcare llc/ IASIS Capital Corp.	8.75	06/15/14	1,000,000

				2,084,663

	MEDICAL – OUTPATIENT/HOME MEDICAL CARE — 0.61%
1,000,000	Select Medical Corp.	7.63	02/01/15	902,500

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	MEDICAL PRODUCTS — 0.68%
$1,000,000	Encore Medical IHC, Inc.	9.75%	10/01/12	$1,010,000

	MISCELLANEOUS MANUFACTURING — 0.66%
1,000,000	Intertape Polymer US, Inc.	8.50	08/01/14	985,000

	MULTI-LINE INSURANCE — 1.44%
2,128,000	Hanover Insurance Group	7.63	10/15/25	2,150,170

	MULTIMEDIA — 1.30%
2,000,000	Emmis Operating Co.	6.88	05/15/12	1,930,000

	MUSIC — 1.06%
1,600,000	Warner Music Group	7.38	04/15/14	1,584,000

	NON-HAZARDOUS WASTE DISPOSAL — 1.41%
2,000,000	Allied Waste North America	8.88	04/01/08	2,100,000

	OFFICE AUTOMATION & EQUIPMENT — 2.45%
1,000,000	Ikon Office Solutions	7.75	09/15/15	1,032,500
1,000,000	Xerox Capital Trust I	8.00	02/01/27	1,035,000
1,500,000	Xerox Corp.	7.63	06/15/13	1,578,750

				3,646,250

	OIL COMPANY – EXPLORATION & PRODUCTION — 1.35%
1,000,000	Chesapeake Energy Corp.	6.50	08/15/17	987,500
1,000,000	Kerr-McGee Corp.	6.95	07/01/24	1,017,288

				2,004,788

	OIL-FIELD SERVICES — 0.33%
500,000	Allis-Chalmers Energy, Inc.(a)	9.00	01/15/14	492,500

	PAPER & RELATED PRODUCTS — 1.20%
1,000,000	Mercer International, Inc.	9.25	02/15/13	890,000
890,000	Norske Skog Canada, Series D	8.63	06/15/11	894,450

				1,784,450

	PHYSICIANS PRACTICE MANAGEMENT — 2.44%
2,000,000	Ameripath, Inc.	10.50	04/01/13	2,110,000
500,000	US Oncology Holdings, Inc.	9.00	08/15/12	517,500
1,000,000	US Oncology Holdings, Inc.(a)(c)	9.26	03/15/15	1,002,500

				3,630,000

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	PIPELINES — 0.67%
$ 500,000	Semgroup L.P.(a)	8.75%	11/15/15	$510,000
500,000	Williams Cos.(a)	6.38	10/01/10	495,000

				1,005,000

	PRIVATE CORRECTIONS — 0.17%
250,000	Corrections Corp. of America	6.75	01/31/14	252,813

	RENTAL AUTO/EQUIPMENT — 2.41%
1,000,000	Neff Rental/ Neff Finance(a)	11.25	06/15/12	1,085,000
2,500,000	United Rentals, Inc.	7.75	11/15/13	2,500,000

				3,585,000

	RESORTS/THEME PARKS — 1.70%
1,500,000	Six Flags, Inc.	9.63	06/01/14	1,511,250
1,000,000	Universal City Florida Holdings(c)	9.43	05/01/10	1,015,000

				2,526,250

	RETAIL – DRUG STORE — 1.59%
1,000,000	Jean Coutu Group, Inc.	8.50	08/01/14	917,500
1,500,000	Rite Aid Corp.(a)	6.13	12/15/08	1,458,750

				2,376,250

	RETAIL – MAJOR DEPARTMENT STORE — 2.53%
1,500,000	JC Penney Co., Inc.	8.00	03/01/10	1,614,870
1,000,000	Neiman Marcus Group, Inc.(a)	9.00	10/15/15	1,057,500
1,000,000	Saks, Inc.	9.88	10/01/11	1,105,000

				3,777,370

	RETAIL – VIDEO RENTAL — 1.17%
2,000,000	Blockbuster, Inc.(a) (c)	10.00	09/01/12	1,750,000

	SATELLITE TELECOM — 1.14%
650,000	Inmarsat Finance plc	7.63	06/30/12	666,250
1,000,000	Intelsat Ltd.	8.63	01/15/15	1,032,500

				1,698,750

	SCHOOLS — 0.96%
1,500,000	Knowledge Learning Center(a)	7.75	02/01/15	1,428,750

	STEEL – PRODUCERS — 2.32%
2,000,000	AK Steel Corp.	7.75	06/15/12	2,022,500
1,298,000	United States Steel, Inc.	10.75	08/01/08	1,427,800

				3,450,300

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
	TELEPHONE – INTERGRATED — 8.31%
$2,000,000	Cincinnati Bell, Inc.	8.38%	01/15/14	$2,032,500
2,000,000	Citizens Communications	9.25	05/15/11	2,195,000
649,000	Consolidated Communications Holding	9.75	04/01/12	687,940
1,000,000	Eircom Funding	8.25	08/15/13	1,076,250
2,500,000	Hawaiian Telcom Communication(a)	12.50	05/01/15	2,475,000
777,000	Madison River Capital llc/ Madison River Financial Corp.	13.25	03/01/10	815,850
1,000,000	Qwest Capital Funding	7.75	02/15/31	1,017,500
1,000,000	Qwest Corp.	7.50	06/15/23	1,016,250
1,000,000	Valor Telecom Enterprise	7.75	02/15/15	1,047,500

				12,363,790

	TRANSPORTATION – MARINE — 0.73%
1,000,000	Overseas Shipholding Group	8.75	12/01/13	1,095,000

	TRANSPORTATION – RAIL — 1.25%
1,750,000	Kansas City Southern	9.50	10/01/08	1,868,125

	TOTAL CORPORATE BONDS (Cost $131,097,810)			132,605,002

BANK LOANS — 1.64%
	CASINO HOTELS — 0.96%
1,443,172	Resorts International Holdings llc(c)	12.47	04/26/13	1,435,956

	MISCELLANEOUS MANUFACTURING — 0.68%
1,000,000	IPC Acquistion Corp.(c)	12.09	08/05/12	1,015,000

	TOTAL BANK LOANS (Cost $2,451,766)			2,450,956

Shares
COMMON STOCK — 2.82%
	METAL – ALUMINUM — 2.82%
28,047	Ormet Corp. (a)			4,207,050

	TOTAL COMMON STOCK (Cost $7,704,681)			4,207,050

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2006

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY BONDS & NOTES — 5.37%
	FEDERAL HOME LOAN BANK — 5.37%
$8,000,000	Discount Note	4.60%	04/03/06	$7,997,956

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $7,997,956)			7,997,956

TOTAL INVESTMENTS (Cost $149,252,213) (d)	98.81%	$147,260,964
OTHER ASSETS IN EXCESS OF LIABILITIES	1.19	1,774,875

NET ASSETS	100.00%	$149,035,839

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $27,206,728 or 18.26% of net assets.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$2,922,653	$(4,913,902)	$(1,991,249)

Discount Note—The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.

llc—Limited Liability Company

L.P.—Limited Partnership

Ltd.—Limited

plc—public limited company

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Sector Diversification	% of Net Assets	Value
Consumer Discretionary	37.97%	$56,588,193
Raw/Intermediate Materials	19.42	28,936,090
Telecommunication	11.85	17,663,790
Health Care	6.14	9,153,413
Industrials	5.97	8,901,563
U.S. Government & Agency Obligations	5.37	7,997,956
Financials	2.79	4,166,097
Energy	2.69	4,003,538
Utilities	2.48	3,689,074
Technology	2.20	3,280,000
Consumer Staples	1.25	1,866,250
Information Technology	0.68	1,015,000

Total Investments	98.81%	$147,260,964
Other Assets in Excess of Liabilities	1.19	1,774,875

Net Assets	100.00%	$149,035,839

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Bond Fund

Principal Amount		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 3.48%
$2,000,000	Capital One Master Trust, 2001-6 C(a)	6.70%	06/15/11	$2,054,376
346,368	Chase Funding Mortgage Loan Asset Backed Certificates, 2003-3 2A2(b)	5.09	04/25/33	347,062
8,725,000	Citibank Credit Card Issuance Trust, 2003-A4, A4(b)	5.00	03/20/09	8,728,719
4,092,323	JP Morgan Mortgage Acquisition Corp., 2006-HE1 A2(b)	4.65	05/25/28	4,092,292

	TOTAL ASSET BACKED SECURITIES (Cost $15,330,187)			15,222,449

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.89%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 4.26%
1,513,379	Bank of America Mortgage Securities, 2003-A 2A1	3.98	02/25/33	1,490,737
3,277,663	Bear Stearns ARM, 2004-1 11A3(b)	3.41	04/25/34	3,255,865
4,062,793	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	4,022,703
462,597	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(b)	4.80	08/25/34	452,731
3,322,000	Washington Mutual, 2005-AR5 A3(b)	4.68	05/25/35	3,261,078
2,537,841	Wells Fargo Mortgage Backed Securities Trust, 2004-EE 3A1(b)	3.99	12/25/34	2,461,645
3,724,427	Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 1A1(b)	4.55	02/25/35	3,632,429

				18,577,188

	FEDERAL HOME LOAN MORTGAGE CORPORATION — 1.01%
389,488	2386 QH	6.50	10/15/30	389,402
4,152,050	R001 AE	4.38	04/15/15	4,039,482

				4,428,884

Principal Amount		Rate	Maturity Date	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 2.80%
$9,000,000	1997-M5 C	6.74%	08/25/07	$9,115,044
3,200,000	2003-17 QT	5.00	08/25/27	3,142,465

				12,257,509

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 1.82%
2,800,000	2005-10 MW	4.67	09/16/25	2,685,214
2,925,000	2005-14 B	4.48	08/16/32	2,792,633
2,555,000	2006-8 A(b)	3.94	08/16/25	2,467,785

				7,945,632

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $44,084,637)			43,209,213

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.70%
2,000,000	Commercial Mortgage Asset Trust, 1999-C1 B	7.23	01/17/32	2,208,046
3,556,000	Commercial Mortgage Asset Trust, 1999-C2 C	7.80	11/17/32	4,072,543
3,325,000	Credit Suisse First Boston Mortgage Securities Corp., 2002-CP5 G(a)(b)	5.88	12/15/35	3,338,801
3,137,747	DLJ Mortgage Acceptance Corp., 1997-CF2 A1B(a)	6.82	10/15/30	3,180,216
3,900,000	GMAC Commercial Mortgage Securities, Inc., 1999-C1 C	6.59	05/15/33	4,018,171
7,197,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-CB12 AJ(b)	4.99	09/12/37	6,834,332
4,500,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP2 A4	4.74	07/15/42	4,225,403
5,430,000	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP5 AJ(b)	5.30	12/15/44	5,314,536
1,466,011	LB-UBS Commercial Mortgage Trust, 2001-C2 A1	6.27	06/15/20	1,493,903
3,085,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	2,956,066

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$3,104,000	Morgan Stanley Dean Witter Capital I, 2005-HQ5 A4	5.17%	01/14/42	$3,015,273
1,476,776	Mortgage Capital Funding, Inc., 1996-MC1 G	7.15	06/15/06	1,474,274
3,410,000	Nomura Asset Securities Corp., 1998-D6 A1B	6.59	03/15/30	3,489,008
4,025,000	Nomura Asset Securities Corp., 1998-D6 A4(b)	6.92	03/15/30	4,515,962
1,435,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	1,497,217
6,525,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3	4.61	12/15/35	6,275,380
4,775,000	Wachovia Bank Commercial Mortgage Trust, 2004-C12 A3	5.23	07/15/41	4,729,185
6,150,000	Wachovia Bank Commercial Mortgage Trust, 2005-C20 A6A(b)	5.11	07/15/42	6,000,581

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $70,568,316)			68,638,897

CORPORATE BONDS — 24.26%
2,300,000	Allstate Corp.	5.00	08/15/14	2,214,454
1,720,000	America Movil S.A. de C.V.	5.50	03/01/14	1,648,434
5,270,000	Bottling Group llc	5.50	04/01/16	5,202,317
4,155,000	Caterpillar Financial Services Corp. MTN	2.35	09/15/06	4,103,237
500,000	Cincinnati Bell, Inc.	8.38	01/15/14	508,125
3,845,000	Cisco Systems, Inc.	5.50	02/22/16	3,787,244
2,570,000	Cit Group, Inc.	5.00	02/01/15	2,427,992
1,670,000	Comcast Cable Communications	6.75	01/30/11	1,735,978
1,835,000	Credit Suisse First Boston (USA), Inc.	3.88	01/15/09	1,766,142
2,991,353	CVS Lease Pass Through Trust(a)	5.88	01/10/28	2,892,997
2,040,000	DaimlerChrysler NA Holding Corp.	4.05	06/04/08	1,976,764
4,000,000	Diageo Capital plc	4.38	05/03/10	3,840,012
3,000,000	Dominion Resources, Inc., Series B(b)	4.82	09/28/07	3,002,571

Principal Amount		Rate	Maturity Date	Value
CORPORATE BONDS — (continued)
$1,170,000	Entergy Gulf States	5.70%	06/01/15	$1,121,487
1,400,000	Ford Motor Credit Co.	5.80	01/12/09	1,278,560
2,635,821	Hainan Airways(b)	4.91	12/15/07	2,635,821
5,645,000	Household Finance Corp.	8.00	07/15/10	6,159,525
5,500,000	International Lease Finance Corp.	4.75	01/13/12	5,249,371
500,000	Iron Mountain, Inc.	8.63	04/01/13	520,000
5,000,000	JP Morgan Chase & Co.	5.15	10/01/15	4,784,650
3,435,000	Legg Mason, Inc.	6.75	07/02/08	3,533,437
5,000,000	Lehman Brothers Holdings, Inc.	4.25	01/27/10	4,788,065
1,555,000	Limited Brands, Inc.	5.25	11/01/14	1,448,039
3,150,000	Morgan Stanley	4.75	04/01/14	2,938,928
2,000,000	Nationwide Life Global Funding, Inc.(a)	5.35	02/15/07	2,000,328
1,955,000	Nisource Finance Corp.	7.88	11/15/10	2,120,600
2,275,000	Oracle Corp./Ozark Holdings(a)	5.25	01/15/16	2,182,392
3,000,000	RBS Capital Trust III(b)(c)	5.51	09/29/49	2,893,674
1,425,000	Sprint Capital Corp.	8.38	03/15/12	1,610,108
1,750,000	Susquehanna Bancshares, Inc.	6.05	11/01/12	1,767,750
2,260,000	TCI Communications, Inc.	9.80	02/01/12	2,663,225
1,915,000	Telefonos de Mexico S.A.	4.50	11/19/08	1,862,087
4,185,000	Textron Financial Corp. MTN(b)	5.87	04/24/06	4,187,942
2,415,000	Time Warner, Inc.	9.15	02/01/23	2,903,738
2,660,000	Virginia Electric Power(d)	5.40	01/15/16	2,559,694
5,075,000	Wachovia Corp.	3.50	08/15/08	4,885,392
1,555,000	Wachovia Corp.	5.25	08/01/14	1,509,008
1,000,000	Xerox Corp.	6.40	03/15/16	992,500
2,400,000	Zions Bancorp	5.50	11/16/15	2,341,471

	TOTAL CORPORATE BONDS (Cost $108,134,809)			106,044,059

U.S. GOVERNMENT AGENCY BONDS & NOTES — 12.16%
	FANNIE MAE — 2.78%
11,330,000		7.25	01/15/10	12,139,596

	FEDERAL HOME LOAN BANK — 6.04%
12,850,000	(e)	0.00	04/26/06	12,810,118
5,000,000		4.57	10/17/08	4,942,435
8,700,000		5.19	02/22/10	8,646,834

				26,399,387

	FREDDIE MAC — 3.34%
5,845,000		3.00	09/29/06	5,783,177
3,355,000		5.13	07/15/12	3,344,422

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY BONDS & NOTES — (continued)
	FREDDIE MAC — (continued)
$ 5,700,000		5.30%	05/12/20	$5,411,711
50,000	MTN	2.85	01/05/07	49,160

				14,588,470

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $53,909,369)			53,127,453

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 12.50%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 4.24%
19,500,000	TBA	5.00	04/15/21	18,549,375

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 5.86%
2,630,000	Pool # 385538	4.79	11/01/12	2,536,617
808,426	Pool # 545290	7.50	10/01/16	845,832
235,267	Pool # 577218	6.00	04/01/31	235,581
3,321	Pool # 578823	5.50	04/01/31	3,252
1,574,378	Pool # 624250	6.00	01/01/17	1,596,405
202,548	Pool # 625797	6.00	01/01/17	205,381
3,191,218	Pool # 704372 ARM(b)	4.51	05/01/33	3,130,086
883,265	Pool # 709693	5.50	06/01/28	865,811
597,168	Pool # 709698	5.50	06/01/33	584,072
6,320,112	Pool # 805386 ARM(b)	4.90	01/01/35	6,252,071
2,960,846	Pool # 811528	5.00	11/01/20	2,887,826
6,652,910	Pool # 831192	5.00	11/01/20	6,486,528

				25,629,462

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.40%
20,310	Pool # 195801	8.50	01/15/17	21,793
9,270	Pool # 195833	8.50	04/15/17	9,947
2,951,242	Pool # 3319	5.00	12/20/32	2,852,197
2,146	Pool # 334299	8.00	05/15/23	2,296
3,595,149	Pool # 3442	5.00	09/20/33	3,474,282
339,769	Pool # 367412	6.00	11/15/23	344,204
1,515,495	Pool # 604726	4.50	10/15/33	1,427,815
2,481,009	Pool # 608288	4.50	09/15/33	2,337,469

				10,470,003

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $55,677,548)			54,648,840

U.S. GOVERNMENT SECURITIES — 18.57%
	U.S. TREASURY BILL — 4.11%
18,000,000	(e)	0.00	04/13/06	17,971,530

	U.S. TREASURY STRIPS — 0.73%
4,890,000		0.00	11/15/14	3,203,292

	U.S. TREASURY INFLATION PROTECTED BONDS — 2.11%
9,000,000		2.00	07/15/14	9,233,973

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT SECURITIES — (continued)
	U.S. TREASURY NOTES — 11.62%
$ 5,800,000		3.00%	02/15/08	$5,610,369
7,130,000		3.13	04/15/09	6,791,325
28,200,000	(d)	5.00	02/15/11	28,428,985
9,720,000		4.25	11/15/14	9,290,191
670,000		4.25	08/15/15	638,255

				50,759,125

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $82,519,080)			81,167,920

Shares
REGISTERED INVESTMENT COMPANIES — 7.38%
16,121,745	Dreyfus Government Cash Management Fund			16,121,745
16,121,745	Fidelity U.S. Treasury II Fund			16,121,744

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $32,243,489)			32,243,489

TOTAL INVESTMENTS (Cost $462,467,435) (f)	103.94%	$454,302,320
LIABILITIES IN EXCESS OF OTHER ASSETS	(3.94)	(17,229,614)

NET ASSETS	100.00%	$437,072,706

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $15,649,110 or 3.58% of net assets.
(b)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(c)	Perpetual Security—Stated maturity is first par call date.
(d)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(e)	Zero-Coupon Security
(f)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$848,180	$(9,013,295)	$(8,165,115)

ARM—Adjustable Rate Mortgage

MTN—Medium Term Note

plc—Public Limited Company

llc—Limited Liability Company

STRIPS—Separately Traded Registered Interest and Principal Securities

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Bond Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	43.23%	$188,944,213
Corporate Bonds	24.26	106,044,059
Commercial Mortgage-Backed Securities	15.70	68,638,897
Collateralized Mortgage Obligations	9.89	43,209,213
Registered Investment Companies	7.38	32,243,489
Asset Backed Securities	3.48	15,222,449

Total Investments.	103.94%	$454,302,320
Liabilities in Excess of Other Assets	(3.94)	(17,229,614)

Net Assets	100.00%	$437,072,706

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 3.61%
$6,300,000	Tulsa County, Oklahoma, Industrial Authority Health Care Revenue Bonds, St. Francis Health System, Series B(a)	3.33%	12/15/27	$6,300,000
6,425,000	West Virginia State Hospital Finance Authority Revenue Bonds, Series B, (AMBAC)(a)	3.30	09/01/32	6,425,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $12,725,000)			12,725,000

TAX-EXEMPT SECURITIES — 86.91%
4,740,000	California State, General Obligation Bonds	5.00	06/01/08	4,873,241
10,000,000	California State, General Obligation Bonds,	5.00	05/01/13	10,623,100
5,000,000	California State, General Obligation Bonds	5.00	08/01/21	5,223,200
10,000,000	Colorado Springs, Colorado, Utilities Revenue Bonds, Series A	5.25	11/15/10	10,659,900
5,000,000	Cook County, Illinois, General Obligation Bonds, Series A, (AMBAC)	5.00	11/15/23	5,246,650
10,000,000	Dallas, Texas, Water Works & Sewer System Revenue Bonds, (FSA)	5.38	10/01/12	10,880,200
2,820,000	Detroit, Michigan, Sewage Disposal Revenue Bonds, Senior Lien, Series A, (FSA)(b)	5.00	07/01/14	3,001,157
6,200,000	Fairfax County, Virginia, Refunding & Public Improvements General Obligation Bonds, Series A	5.25	04/01/08	6,404,290

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Florida State Division Board Finance Department, General Services Revenue Bonds, Department of Environmental Protection—Preservation 2000, Series A, (FSA)(b)	6.00%	07/01/13	$11,292,500
12,400,000	Fresno, California, Sewer Revenue Bonds, Series A-1, (AMBAC)(b)	5.25	09/01/19	13,649,796
5,535,000	Garland, Texas, Independent School District General Obligation Bonds, Series A, (PSF-GTD)	5.00	02/15/24	5,738,522
10,000,000	Hawaii State General Obligation Bonds, Series CY, (FSA)	5.50	02/01/12	10,836,400
10,000,000	Illinois State Sales Tax Revenue Bonds, First Series, (FSA)	5.25	06/15/13	10,793,600
10,000,000	Jefferson County, Colorado, School District General Obligation Bonds, (MBIA)(b)	6.50	12/15/11	11,397,600
10,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Series B, (MBIA)	5.00	07/01/13	10,746,100
6,070,000	Los Angeles, California, Unified School District General Obligation Bonds, Election of 2004, Series F, (FGIC)	5.00	07/01/18	6,491,197
10,000,000	Michigan State Building Authority Revenue Bonds, Facilities Program, Series I, (FSA)	5.25	10/15/14	10,785,300
5,720,000	Nassau County, New York, Interim Finance Authority Revenue Bonds, Sales Tax Revenue, Series B	5.00	11/15/14	6,095,747

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$10,000,000	New Jersey State General Obligation Bonds, Series D	6.00%	02/15/11	$10,986,200
10,000,000	New Jersey State Transportation Corporation Certificate Participation, Federal Transportation Administration Grants, Series A, (FGIC)	5.00	09/15/19	10,483,000
12,000,000	New York City, New York, General Obligation Bonds, Series G	5.00	12/01/21	12,477,840
10,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series A, (FSA)	5.38	06/15/16	10,769,900
10,000,000	New York State Dormitory Authority Revenue Bonds, State University Educational Facilities, Series B, (FSA)	5.25	05/15/11	10,705,800
3,000,000	New York State Thruway Authority Revenue Bonds, Highway & Bridge Trust Fund, Series B, (FSA)	5.00	04/01/15	3,212,940
9,735,000	Oklahoma State Capitol Improvement Authority Revenue Bonds, State Facilities, Higher Education Projects, Series F, (AMBAC)	5.00	07/01/22	10,287,461
10,000,000	Oklahoma State Capitol Improvement Authority Revenue Bonds, State Facilities, Higher Education Projects, Series F, (AMBAC)	5.00	07/01/23	10,544,000

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Phoenix, Arizona, Civic Improvement Corporation Revenue Bonds, Water Systems, Junior Lien, (MBIA)	5.00%	07/01/20	$10,567,500
7,500,000	Port Authority of New York & New Jersey, Construction Revenue Bonds, One Hundred Forty-Second Street Project	5.00	07/15/16	7,995,225
8,000,000	San Antonio, Texas, Electric & Gas Revenue Bonds, Series A	5.25	02/01/16	8,370,400
5,000,000	South Carolina State Highway General Obligation Bonds, Series B	5.00	04/01/16	5,279,050
10,000,000	South Carolina State Public Services Authority Revenue Bonds, Series A, (FSA)	5.50	01/01/11	10,761,700
7,050,000	South Carolina Transportation Infrastructure Revenue Bonds, Series A, (AMBAC)	5.00	10/01/15	7,602,086
4,815,000	Texas State Public Finance Authority General Obligation Bonds, Series A	5.00	10/01/23	5,019,445
6,000,000	Triborough Bridge & Tunnel Authority, New York, Highway Revenue Bonds, Series B	5.00	11/15/20	6,284,880
10,000,000	Washington State Various Purposes General Obligation Bonds, Series R-03-A, (MBIA)	5.00	01/01/18	10,460,700

	TOTAL TAX-EXEMPT SECURITIES (Cost $305,614,852)			306,546,627

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — 5.73%
$12,000,000	Chicago, Illinois, Public Improvements General Obligation Bonds, (Prerefunded 01/01/8 @ 102)	5.25%	01/01/27	$12,561,960
7,180,000	Detroit, Michigan, Sewage Disposal Revenue Bonds, Senior Lien, Series A, (Prerefunded 07/01/13 @ 100)	5.00	07/01/14	7,659,552

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $20,361,255)			20,221,512

Shares
REGISTERED INVESTMENT COMPANIES — 0.24%
0	BlackRock Muni Fund(c)			0
838,204	Dreyfus Tax Exempt Cash Fund			838,204

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $838,204)			838,204

TOTAL INVESTMENTS (Cost $339,539,311)(d)	96.49%	$340,331,343
OTHER ASSETS IN EXCESS OF LIABILITIES	3.51	12,364,413

NET ASSETS	100.00%	$352,695,756

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Fractional shares—Amount less than one.
(d)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$3,443,657	$(2,651,625)	$792,032

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund—Guaranteed

SPA—Standby Purchase Agreement

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2006, approximately 6% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Intermediate-Term Tax-Exempt Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
New York	16.31%	$57,542,332
California	14.63	51,606,635
Texas	8.51	30,008,567
Illinois	8.11	28,602,210
Oklahoma	7.69	27,131,461
South Carolina	6.70	23,642,835
Colorado	6.25	22,057,500
New Jersey	6.09	21,469,200
Michigan	6.08	21,446,009
Florida	3.20	11,292,500
Hawaii	3.07	10,836,400
Arizona	3.00	10,567,500
Washington	2.97	10,460,700
West Virginia	1.82	6,425,000
Virginia	1.82	6,404,290
Registered Investment Companies	0.24	838,204

Total Investments	96.49%	$340,331,343
Other Assets in Excess of Liabilities	3.51	12,364,413

Net Assets	100.00%	$352,695,756

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Long-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 13.39%
$500,000	Clackamas County, Oregon, Hospital Facilities Authority Revenue Bonds, Providence Health System, Series E(a)	3.33%	10/01/33	$500,000
1,500,000	Colorado Springs, Colorado, Utilities Revenue Bonds, Sub Lien, Series A, (SPA: Dexia Credit Local)(a)	3.17	11/01/23	1,500,000
2,500,000	Illinois Health Facilities Authority, Health Care Revenue Bonds, (FSA)(a)	3.33	05/15/29	2,500,000
1,500,000	Moffat County, Colorado, Pollution Control Revenue Bonds, Pacificorp Projects, (AMBAC)(a)	3.14	05/01/13	1,500,000
2,200,000	Ohio State Higher Educational Facilities Revenue Bonds, Case Western Reserve University, (SPA: Landesbank Hessen-Thueringen)(a)	3.13	10/01/31	2,200,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $8,200,000)			8,200,000

TAX-EXEMPT SECURITIES — 63.98%
2,490,000	Burke County, Georgia, Development Authority Pollution Control Revenue Bonds, Georgia Power Company Plant, 1st Series, (FGIC)	4.75	05/01/34	2,494,482
2,065,000	California State, General Obligation Bonds	5.00	08/01/21	2,157,182
2,500,000	Chicago, Illinois, O’Hare International Airport Revenue Bonds, General Airport, Third Lien, Series A, (FGIC)	5.00	01/01/33	2,581,575
3,000,000	Clark County, Nevada, School District General Obligation Bonds, Series A, (FSA)(b)	5.00	06/15/15	3,186,150

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$2,500,000	Detroit, Michigan, City School District General Obligation Bonds, School Building & Improvement, Series A, (FSA)	5.00%	05/01/17	$2,649,500
2,500,000	Indiana Health & Educational Facility Financing Authority Hospital Revenue Bonds, Clarian Health Obligation, Series A	5.00	02/15/39	2,479,900
2,500,000	Jea, Florida, Johns River Power Systems Revenue Bonds, Issue 2, Series 21, (MBIA)	5.00	10/01/20	2,636,950
2,000,000	Johnson City, Tennessee, Health & Educational Facilities Board Hospital Revenue Bonds, Mountain States Health Alliance, Series A	5.50	07/01/36	2,084,100
2,000,000	Massachusetts State Water Resource Authority Revenue Bonds, Series A, (MBIA)	5.00	08/01/23	2,120,660
2,000,000	New York City, New York General Obligation Bonds, Series M	5.00	04/01/22	2,077,740
2,000,000	New York State Environmental Facilities Revenue Bonds, Clean Water & Drinking Revolving Foods, 2nd Resolution	5.00	06/15/26	2,095,700
2,500,000	New York, Sales Tax Asset Receivable Revenue Bonds, Series A, (AMBAC)	5.00	10/15/29	2,614,725
2,500,000	Palm Beach County, Florida, Public Improvement Revenue Bonds, Biomedical Research Park Project, Series A, (AMBAC)	5.00	06/01/23	2,611,900
2,500,000	Port Authority of New York & New Jersey, Construction Revenue Bonds, One Hundred Forty-Second Street Project	5.00	07/15/16	2,665,075

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Long-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$2,500,000	Sherman, Texas, Independent School District General Obligation Bonds, Series A, (PSF-GTD)	5.00%	02/15/26	$2,599,650
2,000,000	Washington State Economic Development Authority Revenue Bonds, Biomedical Research Properties II	5.25	06/01/24	2,138,940

	TOTAL TAX-EXEMPT SECURITIES (Cost $39,282,950)			39,194,229

TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — 20.37%
3,000,000	Houston, Texas, Water & Sewer System Revenue Bonds, Series A, (FSA) (Prerefunded 12/01/12 @ 100)	5.00	12/01/30	3,182,640
2,500,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25	12/01/14	2,730,425
3,000,000	New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Systems, Series C, (Prerefunded 06/15/13 @ 100)(b)	5.50	06/15/23	3,292,500
3,000,000	Pennsylvania State General Obligation Bonds, 2nd Series, (FSA) (Prerefunded 05/01/12 @ 100)	5.50	05/01/16	3,272,460

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $12,349,082)			12,478,025

Shares	Rate	Maturity Date	Value
REGISTERED INVESTMENT COMPANIES — 0.83%
1	BlackRock Muni Fund		$1
506,636	Dreyfus Tax Exempt Cash Fund		506,636

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $506,637)		506,637

TOTAL INVESTMENTS (Cost $60,338,669) (c)	98.57%	$60,378,891
OTHER ASSETS IN EXCESS OF LIABILITIES	1.43	878,353

NET ASSETS	100.00%	$61,257,244

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$375,723	$(335,501)	$40,222

AMBAC—American Municipal Bond Assurance Corporation

FGIC—Financial Guaranty Insurance Corporation

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund—Guaranteed

SPA—Standby Purchase Agreement

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2006, approximately 20% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Long-Term Tax-Exempt Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
New York	19.89%	$12,183,665
Texas	9.44	5,782,290
Florida	8.57	5,248,850
Illinois	8.30	5,081,575
New Jersey	5.37	3,292,500
Pennsylvania	5.34	3,272,460
Nevada	5.20	3,186,150
Colorado	4.90	3,000,000
Michigan	4.33	2,649,500
Georgia	4.07	2,494,482
Indiana	4.05	2,479,900
Ohio	3.59	2,200,000
California	3.52	2,157,182
Washington	3.49	2,138,940
Massachusetts	3.46	2,120,660
Tennessee	3.40	2,084,100
Registered Investment Companies	0.83	506,637
Oregon	0.82	500,000

Total Investments	98.57%	$60,378,891
Other Assets in Excess of Liabilities	1.43	878,353

Net Assets	100.00%	$61,257,244

See Notes to Financial Statements.

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2006

New York Intermediate-Term Tax-Exempt Fund

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 8.40%
$5,000,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series F, (SPA: ABN AMRO Bank N.V.)(a)	3.16%	11/01/32	$5,000,000
6,000,000	Port Authority of New York & New Jersey, Special Obligation Revenue Bonds, Versatile Structure Obligation, Series 3, (SPA: JP Morgan Chase & Co.)(a)	3.17	06/01/20	6,000,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $11,000,000)			11,000,000

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 4.04%
5,300,000	New York City, New York, General Obligation Bonds, Sub-Series C5, (Bank of New York)(a)	3.15	08/01/20	5,300,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $5,300,000)			5,300,000

TAX-EXEMPT SECURITIES — 72.93%
2,565,000	Babylon, New York, General Obligation Bonds, (AMBAC)	5.00	01/01/13	2,730,648
7,000,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FGIC)	5.00	12/01/23	7,369,950
8,500,000	Nassau County, New York, Interim Finance Authority, Sales Tax Revenue Bonds, Series H, (AMBAC)(b)	5.25	11/15/15	9,234,909
5,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series A, (FSA)	5.38	06/15/16	5,384,950

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$4,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series D	5.13%	06/15/19	$4,243,440
3,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A-1	5.00	11/01/19	3,170,130
5,000,000	New York State Dormitory Authority, New York University Revenue Bonds, Series A, (AMBAC)	5.75	07/01/12	5,539,650
1,015,000	New York State Dormitory Authority, State University Facilities Revenue Bonds, Series A, (FSA)	5.25	05/15/21	1,112,907
6,000,000	New York State Environmental Facilities Revenue Bonds, Municipal Water, Project K	5.00	06/15/12	6,407,400
5,000,000	New York State Local Government Assistance Corporation Revenue Bonds, Series A-1, (FSA)	5.00	04/01/12	5,315,900
6,500,000	New York State Sales Tax Asset Receivable Corporation Revenue Bonds, Series A, (MBIA)	5.00	10/15/22	6,874,205
5,000,000	New York State Thruway Authority, Highway & Bridge Trust Fund Revenue Bonds, Series B, (AMBAC)	5.00	04/01/19	5,310,350
6,000,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series A, (AMBAC)	5.00	03/15/16	6,386,400
2,155,000	New York State Urban Development Corporation Revenue Bonds, (FSA)(b)	5.00	01/01/16	2,309,643

See Notes to Financial Statements.

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2006

New York Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$5,035,000	New York State Urban Development Corporation Revenue Bonds, (FSA)	5.00%	01/01/17	$5,368,317
670,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/16	718,441
700,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/17	747,208
700,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/19	744,394
810,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/20	859,426
850,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/21	899,827
895,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/22	943,894
940,000	Onondaga County, New York, Water Authority Revenue Bonds, Series A, (AMBAC)	5.00	09/15/23	992,104
2,000,000	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series A, (AMBAC)	5.00	07/01/19	2,135,340
5,000,000	Puerto Rico Electric Power Authority Revenue Bonds, Series BB, (MBIA)	6.00	07/01/11	5,525,250
2,425,000	Yonkers, New York, General Obligation Bonds, Series B, (MBIA)	5.00	08/01/21	2,554,107
2,545,000	Yonkers, New York, General Obligation Bonds, Series B, (MBIA)	5.00	08/01/22	2,674,490

	TOTAL TAX-EXEMPT SECURITIES (Cost $95,693,018)			95,553,280

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — 13.34%
$10,000,000	Long Island Power Authority, New York Electric System Revenue Bonds, Series A, (FSA) (Escrowed to Maturity)	5.25%	12/01/14	$10,921,700
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Service Contract, Series 8, (FSA) (Prerefunded 07/01/13 @ 100)	5.38	07/01/21	6,561,000

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $17,879,583)			17,482,700

Shares
REGISTERED INVESTMENT COMPANIES — 0.14%
1	Dreyfus New York Tax Exempt Cash Fund			1
177,293	Provident Institutional New York Money Market Fund			177,293

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $177,294)			177,294

TOTAL INVESTMENTS (Cost $130,049,895)(c)	98.85%	129,513,274
OTHER ASSETS IN EXCESS OF LIABILITIES	1.15	1,512,727

NET ASSETS	100.00%	$131,026,001

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$428,503	$(965,124)	$(536,621)

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

See Notes to Financial Statements.

Excelsior Tax-Exempt Fund, Inc.

Portfolio of Investments — March 31, 2006

New York Intermediate-Term Tax-Exempt Fund — (continued)

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2006, approximately 17% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2006, approximately 93% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	75.25%	$98,594,035
Escrowed to Maturity	8.34	10,921,700
General Obligation Bonds	6.07	7,959,245
Prerefunded	5.01	6,561,000
Backed by Letters of Credit.	4.04	5,300,000
Registered Investment Companies	0.14	177,294

Total Investments	98.85%	$129,513,274
Other Assets in Excess of Liabilities	1.15	1,512,727

Net Assets	100.00%	$131,026,001

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Short-Term Government Securities Fund

Principal Amount		Rate	Maturity Date	Value
ASSET BACKED SECURITIES — 5.62%
$4,000,000	Citibank Credit Card Issuance Trust, 2005-A10 A10(a)	4.76%	12/15/10	$4,000,471
1,100,000	Countrywide Asset Backed Certificates, 2005-13 AF2(a)	5.29	04/25/36	1,094,143
5,000,000	Countrywide Asset Backed Certificates, 2005-4 AF3(a)(b)	4.46	10/25/35	4,889,487
3,115,250	Countrywide Home Equity Loan Trust, 2005-G 2A(a)	4.98	12/15/35	3,118,988
6,000,000	Residential Asset Mortgage Products, Inc., 2004-RS6 AI3	4.54	08/25/28	5,967,711

	TOTAL ASSET BACKED SECURITIES (Cost $19,288,354)			19,070,800

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.24%
	NON-GOVERNMENTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 8.08%
5,895,480	Bank of America Mortgage Securities, 2004-B 2A2(a)	4.11	03/25/34	5,716,477
3,331,963	Bank of America Mortgage Securities, 2005-J 2A3(a)	5.10	11/25/35	3,294,863
3,786,134	Bear Stearns ARM, 2004-1 11A3(a)	3.41	04/25/34	3,760,954
2,978,622	Bear Stearns ARM, 2004-9 3A1(a)	5.22	09/25/34	2,951,955
3,835,315	Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.50	07/25/34	3,764,754
500,036	Countrywide Alternative Loan Trust, 2004-22CB 1A1	6.00	10/25/34	495,102
2,881,121	IMPAC CMB Trust, 2005-5 A4(a)	5.20	08/25/35	2,862,681
2,622,749	Indymac Index Mortgage Loan Trust, 2004-AR4 3A(a)	4.80	08/25/34	2,566,815
2,000,000	Washington Mutual Mortgage Securities Corp., 2005-AR5 A2(a)	4.68	05/25/35	1,985,620

				27,399,221

Principal Amount		Rate	Maturity Date	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 6.86%
$ 2,842,393	2608 GK	4.50%	03/15/17	$2,777,544
3,010,824	2743 HA	4.50	11/15/09	2,999,529
3,910,573	2772 YA	3.50	12/15/11	3,891,126
4,839,941	2807 NL	3.50	01/15/15	4,805,112
2,501,972	2808 PA	4.00	09/15/12	2,494,323
6,321,540	2836 TA	5.00	10/15/27	6,308,279

				23,275,913

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 5.07%
7,869,000	1997-M5 C	6.74	08/25/07	7,969,587
3,861,012	2002-89 CA	5.00	04/25/16	3,825,824
3,565,700	2004-1 HA	3.50	03/25/11	3,540,646
1,883,458	2004-W4 A1	2.75	06/25/34	1,867,073

				17,203,130

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.23%
804,830	2005-34 A(a)	3.96	09/16/21	782,113

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $70,115,844)			68,660,377

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.90%
6,990,000	Chase Commercial Mortgage Securities Corp., 1996-2 C	6.90	11/19/28	7,021,363
5,245,254	Greenwich Capital Commercial Funding Corp., 2004-GG1 A2	3.84	06/10/36	5,127,315
1,795,512	JP Morgan Chase Commercial Mortgage Securities Corp., 2005-LDP2 A1(a)	4.33	07/15/42	1,758,774
2,758,563	Mortgage Capital Funding, Inc., 2005-HQ5 A1	4.52	01/14/42	2,710,513

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $17,447,525)			16,617,965

U.S. GOVERNMENT AGENCY BONDS & NOTES — 13.82%
	FEDERAL HOME LOAN BANK — 9.13%
11,500,000	(b)	3.38	09/14/07	11,229,071
9,425,000	(b)	4.63	02/08/08	9,349,270
2,500,000		3.88	02/15/08	2,446,883
2,480,000		5.19	02/22/10	2,464,845
1,000,000	Discount Note	4.60	04/03/06	999,744
4,470,000	Discount Note	4.51	04/05/06	4,467,203

				30,957,016

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Short-Term Government Securities Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY BONDS & NOTES — (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 4.69%
$10,000,000		3.00%	11/22/06	$9,867,361
2,100,000		3.55	01/17/08	2,045,385
4,000,000	Discount Note	4.60	04/05/06	3,997,444

				15,910,190

	TOTAL U.S. GOVERNMENT AGENCY BONDS & NOTES (Cost $47,406,872)			46,867,206

U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — 31.49%
	FEDERAL HOME LOAN MORTGAGE CORPORATION — 13.42%
1,105,543	Pool # 1B2846 ARM(a)	4.95	04/01/35	1,095,114
4,184,974	Pool # 1G0688(a)	5.82	01/01/36	4,214,817
9,977,785	Pool # 782645 ARM(a)	5.45	02/01/36	9,983,794
4,869,250	Pool # 847248 ARM(a)	3.69	03/01/34	4,844,495
560,353	Pool # C68593	7.00	11/01/28	578,438
9,960,578	Pool # J00617	5.50	12/01/20	9,895,117
15,000,000	TBA	5.50	04/01/21	14,896,875

				45,508,650

	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 17.41%
1,184,819	Pool # 253509	7.50	11/01/15	1,239,641
963,456	Pool # 323572	7.50	01/01/29	1,007,166
2,737,817	Pool # 375575	6.60	12/01/07	2,767,424
472,330	Pool # 516210	8.00	08/01/14	499,910
21,836	Pool # 517390	8.00	11/01/11	22,731
468,372	Pool # 535377	8.00	06/01/15	497,148
363,748	Pool # 535981	8.00	01/01/16	386,096
204,824	Pool # 545362 ARM(a)	6.01	12/01/31	206,186
2,144,220	Pool # 634195	7.50	10/01/28	2,241,500
3,986,493	Pool # 693018 ARM(a)	4.40	06/01/33	3,928,866
3,266,250	Pool # 766684 ARM(a)	4.41	03/01/34	3,207,839
4,331,018	Pool # 770870 ARM(a)	4.31	04/01/34	4,250,902
2,928,835	Pool # 780840	4.50	06/01/34	2,874,664
4,281,811	Pool # 784134 ARM(a)	5.44	10/01/35	4,243,359
5,025,582	Pool # 786076 ARM(a)	4.78	07/01/34	4,977,509
7,620,692	Pool # 786423 ARM(a)	4.62	07/01/34	7,519,428
3,948,321	Pool # 805386 ARM(a)	4.90	01/01/35	3,905,814
6,208,597	Pool # 826528	5.00	08/01/20	6,055,480
5,474,502	Pool # 840579	5.00	10/01/20	5,339,489
3,954,053	Pool # 848816	5.00	01/01/21	3,856,538

				59,027,690

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES — (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.66%
$ 346,712	Pool # 780240	8.50%	09/15/09	$350,917
71,736	Pool # 780752	8.50	04/15/10	71,796
574,607	Pool # 781036	8.00	10/15/17	608,215
545,485	Pool # 781181	9.00	12/15/09	561,698
165,670	Pool # 80385(a)	4.25	03/20/30	166,498
477,354	Pool # 8378(a)	4.75	07/20/18	479,940

				2,239,064

	TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (Cost $108,201,263)			106,775,404

U.S. GOVERNMENT SECURITIES — 25.74%
	U.S. TREASURY NOTES — 25.74%
4,950,000		4.38	05/15/07	4,923,315
35,000,000		3.88	07/31/07	34,555,674
25,000,000		4.00	09/30/07	24,693,350
11,500,000	(b)	4.25	10/31/07	11,394,879
2,800,000		4.25	11/30/07	2,773,204
9,000,000		4.63	03/31/08	8,966,250

				87,306,672

	TOTAL U.S. GOVERNMENT SECURITIES (Cost $88,123,384)			87,306,672

Shares
REGISTERED INVESTMENT COMPANIES — 0.30%
514,226	Dreyfus Government Cash Management Fund			514,226
514,228	Fidelity U.S. Treasury II Fund			514,228

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,028,454)			1,028,454

TOTAL INVESTMENTS (Cost $351,611,696)(c)	102.11%	$346,326,878
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.11)	(7,160,064)

NET ASSETS	100.00%	$339,166,814

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$38,103	$(5,322,921)	$(5,284,818)

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Short-Term Government Securities Fund — (continued)

ARM—Adjustable Rate Mortgage

Discount Note—The rate reported is the discount rate at the time of purchase.

See Notes to Financial Statements.

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Securities	71.05%	$240,949,282
Collateralized Mortgage Obligations	20.24	68,660,377
Commercial Mortgage-Backed Securities	4.90	16,617,965
Asset Backed Securities	5.62	19,070,800
Registered Investment Companies	0.30	1,028,454

Total Investments.	102.11%	$346,326,878
Liabilities in Excess of Other Assets	(2.11)	(7,160,064)

Net Assets	100.00%	$339,166,814

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Short-Term Tax-Exempt Securities Fund

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 30.66%
$6,000,000	Clackamas County, Oregon, Hospital Facilities Authority Revenue Bonds, Providence Health System, Series E(a)	3.33%	10/01/33	$6,000,000
4,695,000	Denver, Colorado, City & County Certificates of Participation, Series C1, (AMBAC) (SPA: JP Morgan Chase Bank)(a)	3.17	12/01/29	4,695,000
2,650,000	Fairfax County, Virginia, Economic Development Authority, Smithsonian Institution Revenue Bonds, Series A, (SPA: Bank of America N.A.)(a)	3.16	12/01/33	2,650,000
6,000,000	Illinois Health Facilities Authority, Health Care Revenue Bonds, (FSA)(a)	3.33	05/15/29	6,000,000
5,000,000	Jackson County, Mississippi, Pollution Control Revenue Bonds, Chevron (USA), Inc. Project(a)	3.15	06/01/23	5,000,000
6,000,000	Kansas State Department of Transportation, Highway Revenue Bonds, Series C2, (SPA: Westdeutche Landesbank AG-Dexia Credit Local)(a)	3.12	09/01/19	6,000,000
6,000,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series G, (FGIC) (SPA: FGIC-SPI)(a)	3.13	06/15/24	6,000,000
4,500,000	Ohio State General Obligation Bonds, Series B(a)	3.09	03/15/25	4,500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $40,845,000)			40,845,000

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — 57.34%
$6,000,000	California State, General Obligation Bonds	5.00%	06/01/08	$6,168,660
5,000,000	Fairfax County, Virginia, Refunding & Public Improvements General Obligation Bonds, Series A	5.25	04/01/08	5,164,750
3,850,000	Jacksonville, Florida, Electric Authority Revenue Bonds, Series 18	5.00	10/01/08	3,969,812
3,000,000	Jacksonville, Florida, Electric Authority Revenue Bonds, Series 21, (MBIA)	5.00	10/01/11	3,172,260
5,000,000	Maryland State & Local Facilities General Obligation Bonds, Series B(b)	5.25	02/15/11	5,353,150
5,035,000	Memphis, Tennessee, General Obligation Bonds, Series B, (MBIA)	5.00	11/01/08	5,209,060
5,330,000	Multnomah County, Oregon, General Obligation Bonds, (AMBAC)	5.00	08/01/10	5,604,175
7,405,000	New Jersey Economic Development Authority Revenue Bonds, Series F	5.00	06/15/07	7,519,556
1,030,000	New York City, New York, General Obligation Bonds, Series C	5.25	08/01/09	1,076,144
6,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Series H	5.25	11/15/10	6,348,960
5,000,000	New York State Triborough Bridge & Tunnel Authority Revenue Bonds, (MBIA-IBC-BNY)	6.00	01/01/11	5,502,200
5,000,000	New York State Urban Development Corporation, Correctional & Youth Facilities Revenue Bonds, Series A	5.25	01/01/21	5,183,950

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Short-Term Tax-Exempt Securities Fund — (continued)

Principal Amount		Rate	Maturity Date	Value
TAX-EXEMPT SECURITIES — (continued)
$1,250,000	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series A	5.00%	07/01/11	$1,307,875
3,000,000	Reedy Creek, Florida, Improvement District Utilities Revenue Bonds, Series 2, (MBIA)	5.25	10/01/10	3,190,680
3,995,000	South Carolina Transportation Infrastructure, Bank Revenue Bonds, Series A, (AMBAC)(b)	5.00	10/01/09	4,168,822
7,000,000	Southeastern Virginia Public Services Authority Revenue Bonds, Series A, (MBIA)	5.25	07/01/10	7,435,750

	TOTAL TAX-EXEMPT SECURITIES (Cost $76,898,451)			76,375,804

TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — 10.55%
4,565,000	Chicago, Illinois, Sales Tax Revenue Bonds, (FGIC) (Prerefunded 01/01/09 @ 101)	5.38	01/01/30	4,812,012
595,000	New Jersey Economic Development Authority Revenue Bonds, Series F (Escrowed to Maturity)	5.00	06/15/07	604,621
4,000,000	Oklahoma State Industrials Authority Revenue Bonds, Series A, (MBIA) (Prerefunded 08/15/09 @ 101)	5.75	08/15/29	4,285,520
4,000,000	University of Washington, Student Facilities Revenue Bonds, (FSA) (Prerefunded 06/01/10 @ 101)	5.75	06/01/25	4,352,160

	TOTAL TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS (Cost $14,195,290)			14,054,313

Shares		Value
REGISTERED INVESTMENT COMPANIES — 0.37%
1	BlackRock Muni Fund	$1
493,725	Dreyfus Tax Exempt Cash Fund	493,725

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $493,726)	493,726

TOTAL INVESTMENTS (Cost $132,432,467)(c)	98.92%	$131,768,843
OTHER ASSETS IN EXCESS OF LIABILITIES	1.08	1,442,636

NET ASSETS	100.00%	$133,211,479

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	All or part of the security is segregated by the Fund’s custodian to cover future purchase commitments.
(c)	Unrealized appreciation (depreciation) of securities:

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$—	$(663,624)	$(663,624)

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FGIC-SPI—Financial Guaranty Insurance Corp. Securities Purchase, Inc.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

SPA—Standby Purchase Agreement

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Short-Term Tax-Exempt Securities Fund — (continued)

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31,2006, approximately 11% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
New York	18.10%	$24,111,254
Virginia	11.45	15,250,500
Oregon	8.71	11,604,175
Illinois	8.12	10,812,012
Florida	7.76	10,332,752
New Jersey	6.10	8,124,177
California	4.63	6,168,660
Kansas	4.50	6,000,000
Maryland	4.02	5,353,150
Tennessee	3.91	5,209,060
Mississippi	3.75	5,000,000
Colorado	3.52	4,695,000
Ohio	3.38	4,500,000
Washington	3.27	4,352,160
Oklahoma	3.22	4,285,520
South Carolina	3.13	4,168,822
Puerto Rico	0.98	1,307,875
Registered Investment Companies	0.37	493,726

Total Investments	98.92%	$131,768,843
Other Assets in Excess of Liabilities	1.08	1,442,636

Net Assets	100.00%	$133,211,479

See Notes to Financial Statements.

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2006

	California Short-Intermediate Term Tax-Exempt Income Fund	Core Bond Fund	High Yield Fund	Intermediate- Term Bond Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$66,020,791	$281,602,078	$149,252,213	$462,467,435

Investments, at value (Note 1)	$65,668,530	$276,970,866	$147,260,964	$454,302,320
Cash	—	55,120	67,667	33,814
Interest receivable	876,561	2,035,637	3,099,231	2,983,348
Receivable for investments sold	—	23,572,035	516,729	—
Receivable for fund shares sold	60,929	1,379,977	269,603	1,303,042
Prepaid expenses and other assets	2,369	10,629	7,499	15,058

Total Assets	66,608,389	304,024,264	151,221,693	458,637,582
LIABILITIES:
Payable for dividends declared	175,455	1,033,843	884,504	1,597,063
Payable for investments purchased	—	19,196,094	1,012,500	19,349,492
Payable for fund shares redeemed	21,094	514,125	91,496	247,953
Investment advisory fees payable (Note 2)	—	40,687	72,065	109,191
Administration fees payable (Note 2)	7,389	36,260	19,448	56,080
Distribution and shareholder servicing fees payable (Note 2)	13,184	87,672	33,176	78,041
Directors’/Trustees’ fees and expenses payable (Note 2)	60	213	127	341
Accrued expenses and other payables	36,044	99,445	72,538	126,715

Total Liabilities	253,226	21,008,339	2,185,854	21,564,876

NET ASSETS	$66,355,163	$283,015,925	$149,035,839	$437,072,706

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$492	$2,407	$(691,493)	$(10,852)
Accumulated net realized gain (loss) on investments	214,251	(529,099)	(65,200,572)	(2,171,014)
Unrealized appreciation (depreciation) of investments	(352,261)	(4,631,212)	(1,991,249)	(8,165,115)
Par value (Note 5)	9,273	32,015	330	62,340
Paid in capital in excess of par value	66,483,408	288,141,814	216,918,823	447,357,347

Net Assets	$66,355,163	$283,015,925	$149,035,839	$437,072,706

Net Assets:
Shares	$66,355,163	$281,766,940	$136,990,531	$437,072,706
Institutional Shares	—	1,247,970	12,045,308	—
Retirement Shares	—	1,015	—	—
Shares Outstanding (Note 5):
Shares	9,272,624	31,873,492	30,260,155	62,340,103
Institutional Shares	—	141,213	2,662,208	—
Retirement Shares	—	115	—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding)
Shares	$7.16	$8.84	$4.53	$7.01

Institutional Shares	—	$8.84	$4.52	—

Retirement Shares	—	$8.85 (a)	—	—

See Notes to Financial Statements.

Intermediate- Term Tax-Exempt Fund	Long-Term Tax-Exempt Fund	New York Intermediate- Term Tax-Exempt Fund	Short-Term Government Securities Fund	Short-Term Tax-Exempt Securities Fund

$339,539,311	$60,338,669	$130,049,895	$351,611,696	$132,432,467

$340,331,343	$60,378,891	$129,513,274	$346,326,878	$131,768,843
—	—	—	1	—
4,653,572	812,796	1,549,914	1,725,250	1,385,315
7,000,767	—	—	14,992,603	—
2,017,361	316,867	425,293	683,733	539,952
13,306	2,428	5,524	16,079	9,907

354,016,349	61,510,982	131,494,005	363,744,544	133,704,017

1,001,757	176,517	335,677	1,178,443	299,445
—	—	—	21,832,087	—
35,774	5,322	1,673	1,208,369	89,611
63,595	12,118	37,810	63,706	16,411
45,275	7,919	16,820	44,028	17,362
77,920	17,926	26,043	113,470	8,529

269	45	97	274	113
96,003	33,891	49,884	137,353	61,067

1,320,593	253,738	468,004	24,577,730	492,538

$352,695,756	$61,257,244	$131,026,001	$339,166,814	$133,211,479

$215	$1,401	$121	$(29,336)	$—

730,630	392,494	(524,525)	(12,499,867)	(2,641,880)

792,032	40,222	(536,621)	(5,284,818)	(663,624)
37,985	6,105	15,332	49,032	18,812
351,134,894	60,817,022	132,071,694	356,931,803	136,498,171

$352,695,756	$61,257,244	$131,026,001	$339,166,814	$133,211,479

$352,695,756	$61,257,244	$131,026,001	$339,166,814	$133,211,479
—	—	—	—	—
—	—	—	—	—

37,985,164	6,105,217	15,331,918	49,032,451	18,812,380
—	—	—	—	—
—	—	—	—	—

$9.29	$10.03	$8.55	$6.92	$7.08

—	—	—	—	—

—	—	—	—	—

(a)	Due to rounding net assets divided by shares outstanding does not equal the net asset value per share.

See Notes to Financial Statements.

Excelsior Funds

Statements of Operations

Year Ended March 31, 2006

	California Short-Intermediate Term Tax-Exempt Income Fund	Core Bond Fund	High Yield Fund	Intermediate- Term Bond Fund
INVESTMENT INCOME:
Interest income	$2,323,264	$11,931,800	$12,974,846	$18,730,659
Dividend income	68,100	363,045	—	741,872

Total Income	2,391,364	12,294,845	12,974,846	19,472,531

EXPENSES:
Investment advisory fees (Note 2)	331,058	1,861,068	1,315,469	1,527,786
Administration fees (Note 2)	99,992	374,736	248,330	659,217
Shareholder servicing fees — Shares (Note 2)	165,477	619,871	373,757	1,090,940
Distribution and shareholder servicing fees — Retirement Shares (Note 2)	—	8	—	—
Legal and audit fees	26,238	21,339	33,451	65,104
Custodian fees	6,955	31,771	8,896	25,083
Transfer agent fees	12,196	115,087	29,777	25,335
Directors’/Trustees’ fees and expenses (Note 2)	2,736	10,076	7,319	18,499
Miscellaneous expenses	38,943	186,792	71,429	104,480

Total Expenses	683,595	3,220,748	2,088,428	3,516,444
Fees waived and reimbursed by:
Investment adviser (Note 2)	(331,058)	(987,738)	(399,394)	(384,019)
Administrator (Note 2)	(21,478)	—	—	—

Net Expenses	331,059	2,233,010	1,689,034	3,132,425

NET INVESTMENT INCOME	2,060,305	10,061,835	11,285,812	16,340,106

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on security transactions	215,226	1,284,930	(4,085,478)	(1,475,445)
Change in unrealized appreciation (depreciation) of investments during the year	(1,292,978)	(7,274,735)	(1,518,767)	(6,389,324)

Net realized and unrealized gain (loss) on investments	(1,077,752)	(5,989,805)	(5,604,245)	(7,864,769)

Net increase in net assets resulting from operations	$982,553	$4,072,030	$5,681,567	$8,475,337

See Notes to Financial Statements.

Intermediate- Term Tax-Exempt Fund	Long-Term Tax-Exempt Fund	New York Intermediate- Term Tax-Exempt Fund	Short-Term Government Securities Fund	Short-Term Tax-Exempt Securities Fund

$13,143,900	$2,308,647	$4,733,836	$12,821,448	$4,434,469
99,093	34,532	52,315	241,725	72,928

13,242,993	2,343,179	4,786,151	13,063,173	4,507,397

1,239,032	307,592	682,344	1,126,517	526,290
534,627	92,906	206,097	567,094	264,945
884,881	142,536	341,058	938,760	438,376

—	—	—	—	—
48,762	21,469	32,446	52,630	34,917
17,757	5,553	9,426	22,215	9,035
18,704	20,590	13,991	91,998	14,016
14,944	2,522	5,845	16,531	8,573
73,079	32,347	39,538	92,072	48,442

2,831,786	625,515	1,330,745	2,907,817	1,344,594

(530,735)	(133,366)	(238,995)	(474,679)	(292,016)
—	—	—	—	—

2,301,051	492,149	1,091,750	2,433,138	1,052,578

10,941,942	1,851,030	3,694,401	10,630,035	3,454,819

730,630	654,816	(524,525)	(2,723,414)	(2,252,492)

(5,288,523)	(820,799)	(227,681)	503,856	1,341,352

(4,557,893)	(165,983)	(752,206)	(2,219,558)	(911,140)

$6,384,049	$1,685,047	$2,942,195	$8,410,477	$2,543,679

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	California Short- Intermediate Term Tax- Exempt Income Fund		Core Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Net investment income	$2,060,305	$2,022,209	$10,061,835	$10,538,687
Net realized gain (loss) on security transactions	215,226	(311)	1,284,930	3,809,789
Change in unrealized appreciation (depreciation) of investments during the year	(1,292,978)	(1,976,428)	(7,274,735)	(9,984,664)

Net increase in net assets resulting from operations	982,553	45,470	4,072,030	4,363,812

Distributions to shareholders:
From net investment income
Shares	(2,061,472)	(2,021,815)	(10,218,978)	(10,706,658)
Institutional Shares	—	—	(6,254)	—
Retirement Shares	—	—	(38)	(4)
From net realized gain on investments
Shares	—	—	(3,571,500)	(1,392,832)
Institutional Shares	—	—	(13)	—
Retirement Shares	—	—	(13)	—
From tax return of capital
Shares	—	—	—	—
Institutional Shares	—	—	—	—

Total distributions	(2,061,472)	(2,021,815)	(13,796,796)	(12,099,494)

Increase (decrease) in net assets from fund share transactions (Note 5)	4,484,991	(1,968,940)	80,807,705	(49,358,178)

Net increase (decrease) in net assets	3,406,072	(3,945,285)	71,082,939	(57,093,860)

NET ASSETS:
Beginning of year	62,949,091	66,894,376	211,932,986	269,026,846

End of year (1)	$66,355,163	$62,949,091	$283,015,925	$211,932,986

(1) Including undistributed (distributions in excess of) net investment income	$492	$1,659	$2,407	$9,744

See Notes to Financial Statements.

High Yield Fund		Intermediate-Term Bond Fund		Intermediate-Term Tax-Exempt Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2006	2005	2006	2005	2006	2005
$11,285,812	$12,382,052	$16,340,106	$13,952,666	$10,941,942	$9,734,186
(4,085,478)	1,684,436	(1,475,445)	1,414,970	730,630	374,010

(1,518,767)	(3,437,364)	(6,389,324)	(14,217,960)	(5,288,523)	(10,001,492)

5,681,567	10,629,124	8,475,337	1,149,676	6,384,049	106,704

(9,681,268)	(10,208,446)	(17,107,462)	(14,239,514)	(10,946,366)	(9,735,305)
(1,002,532)	(1,404,626)	—	—	—	—
—	—	—	—	—	—

—	—	(1,062,921)	(572,247)	(367,682)	(1,550,278)
—	—	—	—	—	—
—	—	—	—	—	—

(325,252)	—	—	—	—	—
(28,599)	—	—	—	—	—

(11,037,651)	(11,613,072)	(18,170,383)	(14,811,761)	(11,314,048)	(11,285,583)

(15,055,145)	(3,685,731)	36,375,391	10,787,119	8,085,957	(26,905,099)

(20,411,229)	(4,669,679)	26,680,345	(2,874,966)	3,155,958	(38,083,978)

169,447,068	174,116,747	410,392,361	413,267,327	349,539,798	387,623,776

$149,035,839	$169,447,068	$437,072,706	$410,392,361	$352,695,756	$349,539,798

$(691,493)	$(1,124,014)	$(10,852)	$108,371	$215	$4,425

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	Long-Term Tax- Exempt Fund		New York Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Net investment income	$1,851,030	$1,807,013	$3,694,401	$3,795,659
Net realized gain (loss) on security transactions	654,816	285,872	(524,525)	2,398,438
Change in unrealized appreciation (depreciation) of investments during the year	(820,799)	(549,586)	(227,681)	(5,684,669)

Net increase (decrease) in net assets resulting from operations	1,685,047	1,543,299	2,942,195	509,428

Distributions to shareholders:
From net investment income
Shares	(1,851,155)	(1,805,611)	(3,697,161)	(3,794,893)
From net realized gain on investments
Shares	—	—	(1,825,117)	(1,466,615)

Total distributions	(1,851,155)	(1,805,611)	(5,522,278)	(5,261,508)

Increase (decrease) in net assets from fund share transactions (Note 5)	(1,393,785)	(9,703,641)	(4,646,822)	(35,102,085)

Net increase (decrease) in net assets	(1,559,893)	(9,965,953)	(7,226,905)	(39,854,165)

NET ASSETS:
Beginning of year	62,817,137	72,783,090	138,252,906	178,107,071

End of year (1)	$61,257,244	$62,817,137	$131,026,001	$138,252,906

(1) Including undistributed (distributions in excess of) net investment income	$1,401	$1,526	$121	$2,760

See Notes to Financial Statements.

Short-Term Government Securities Fund		Short-Term Tax-Exempt Securities Fund
Year Ended March 31,		Year Ended March 31,
2006	2005	2006	2005
$10,630,035	$11,334,520	$3,454,819	$3,403,244
(2,723,414)	(3,590,260)	(2,252,492)	(389,388)

503,856	(7,603,787)	1,341,352	(3,435,518)

8,410,477	140,473	2,543,679	(421,662)

(13,063,721)	(13,634,235)	(3,460,145)	(3,408,178)

—	—	—	(50,253)

(13,063,721)	(13,634,235)	(3,460,145)	(3,458,431)

(58,697,749)	(53,206,126)	(104,932,090)	(117,663,509)

(63,350,993)	(66,699,888)	(105,848,556)	(121,543,602)

402,517,807	469,217,695	239,060,035	360,603,637

$339,166,814	$402,517,807	$133,211,479	$239,060,035

$(29,336)	$35,416	$—	$5,326

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Distributions From Net Investment Income		Distributions From Net Realized Gain on Investments	Total Distributions
CALIFORNIA TAX-EXEMPT INCOME FUND
Shares — (10/01/96*)
Year Ended March 31,
2006	$7.27	$0.23	(2)	$(0.11	)(2)	$0.12	$(0.23)		—	$(0.23)
2005	7.49	0.23	(2)	(0.22	)(2)	0.01	(0.23)		—	(0.23)
2004	7.49	0.24		—		0.24	(0.24)		—	(0.24)
2003	7.27	0.25		0.22		0.47	(0.25)		— (3)	(0.25)
2002	7.30	0.26		(0.02)		0.24	(0.26)		$(0.01)	(0.27)
CORE BOND FUND
Shares — (01/09/86*)
Year Ended March 31,
2006	$9.15	$0.37	(2)	$(0.18	)(2)	$0.19	$(0.38)		$(0.12)	$(0.50)
2005	9.43	0.37	(2)	(0.23	)(2)	0.14	(0.37)		(0.05)	(0.42)
2004	9.43	0.38		0.14		0.52	(0.38)		(0.14)	(0.52)
2003	8.95	0.47		0.50		0.97	(0.48)		(0.01)	(0.49)
2002	9.11	0.49		(0.10)		0.39	(0.50)		(0.05)	(0.55)
HIGH YIELD FUND
Shares — (10/31/00*)
Year Ended March 31,
2006	$4.67	$0.31	(2)	$(0.14	)(2)	$0.17	$(0.31	)(4)	—	$(0.31)
2005	4.71	0.34	(2)	(0.08	)(2)	0.26	(0.30)		—	(0.30)
2004	3.99	0.35	(2)	0.71	(2)	1.06	(0.34	)(5)	—	(0.34)
2003	6.20	0.88	(2)	(1.54	)(2)	(0.66)	(1.55	)(6)	—	(1.55)
2002	7.26	1.08		(1.01)		0.07	(1.09)		$(0.04)	(1.13)
INTERMEDIATE-TERM BOND FUND
Shares — (12/31/92*)
Year Ended March 31,
2006	$7.16	$0.27	(2)	$(0.12	)(2)	$0.15	$(0.28)		$(0.02)	$(0.30)
2005	7.40	0.26	(2)	(0.22	)(2)	0.03	(0.26)		(0.01)	(0.27)
2004	7.39	0.26		0.11		0.37	(0.26)		(0.10)	(0.36)
2003	7.10	0.37		0.36		0.73	(0.40)		(0.04)	(0.44)
2002	7.18	0.39		(0.06)		0.33	(0.39)		(0.02)	(0.41)
INTERMEDIATE-TERM TAX-EXEMPT FUND
Shares — (12/03/85*)
Year Ended March 31,
2006	$9.41	$0.29	(2)	$(0.11	)(2)	$0.18	$(0.29)		$(0.01)	$(0.30)
2005	9.69	0.26	(2)	(0.24	)(2)	0.02	(0.26)		(0.04)	(0.30)
2004	9.88	0.26		0.15		0.41	(0.26)		(0.34)	(0.60)
2003	9.39	0.31		0.55		0.86	(0.31)		(0.06)	(0.37)
2002	9.57	0.35		(0.12)		0.23	(0.35)		(0.06)	(0.41)
*	Commencement of operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes, per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Includes a tax return of capital of $(0.01).
(5)	Includes a tax return of capital of $(0.08).
(6)	Includes a tax return of capital of $(0.51).

See Notes to Financial Statements.

Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$7.16	1.60%	$66,355	0.50%	1.03%	3.11%	48%
7.27	0.20%	62,949	0.50%	1.05%	3.18%	10%
7.49	3.19%	66,894	0.50%	0.90%	3.14%	15%
7.49	6.59%	66,194	0.46%	0.50%	3.36%	9%
7.27	3.32%	58,230	0.50%	0.87%	3.55%	4%

$8.84	2.00%	$281,767	0.90%	1.30%	4.05%	95%
9.15	1.55%	211,932	0.90%	1.27%	3.99%	90%
9.43	5.74%	269,027	0.87%	1.11%	4.06%	84%
9.43	11.07%	293,182	0.84%	0.95%	5.10%	120%
8.95	4.34%	247,804	0.87%	1.04%	5.39%	129%

$4.53	3.72%	$136,991	1.05%	1.29%	6.84%	62%
4.67	5.54%	156,139	1.04%	1.30%	6.50%	70%
4.71	27.45%	151,476	1.05%	1.36%	7.79%	170%
3.99	(10.49%)	131,342	1.08%	1.35%	18.06%	153%
6.20	1.27%	172,890	1.03%	1.35%	17.56%	310%

$7.01	2.06%	$437,073	0.72%	0.81%	3.74%	75%
7.16	0.45%	410,392	0.60%	0.81%	3.53%	59%
7.40	5.25%	413,267	0.56%	0.69%	3.56%	85%
7.39	10.50%	404,627	0.53%	0.69%	4.56%	98%
7.10	4.60%	273,267	0.52%	0.69%	5.47%	117%

$9.29	1.93%	$352,696	0.65%	0.80%	3.09%	69%
9.41	0.20%	349,540	0.65%	0.81%	2.69%	0%
9.69	4.19%	387,624	0.56%	0.63%	2.60%	31%
9.88	9.31%	407,102	0.51%	0.59%	3.15%	48%
9.39	2.41%	370,018	0.52%	0.64%	3.67%	67%

See Notes to Financial Statements.

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments	Total Distributions
LONG-TERM TAX-EXEMPT FUND
Shares — (02/05/86*)
Year Ended March 31,
2006	$10.07	$0.31	(2)	$(0.04	)(2)	$0.27	$(0.31)	$—	$(0.31)
2005	10.08	0.27	(2)	(0.01	)(2)	0.27	(0.28)	—	(0.28)
2004	9.95	0.26		0.13		0.39	(0.26)	—	(0.26)
2003	9.48	0.29		0.47		0.76	(0.29)	—	(0.29)
2002	9.62	0.36		(0.14)		0.22	(0.36)	—	(0.36)
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
Shares — (05/31/90*)
Year Ended March 31,
2006	$8.71	$0.24	(2)	$(0.04	)(2)	$0.20	$(0.24)	$(0.12)	$(0.36)
2005	8.97	0.22	(2)	(0.17	)(2)	0.05	(0.22)	(0.09)	(0.31)
2004	9.12	0.22		0.14		0.36	(0.22)	(0.29)	(0.51)
2003	8.74	0.27		0.51		0.78	(0.27)	(0.13)	(0.40)
2002	8.83	0.31		(0.09)		0.22	(0.31)	—	(0.31)
SHORT-TERM GOVERNMENT SECURITIES FUND
Shares — (12/31/92*)
Year Ended March 31,
2006	$7.00	$0.20	(2)	$(0.04	)(2)	$0.16	$(0.24)	$—	$(0.24)
2005	7.22	0.18	(2)	0.18	(2)	—	(0.22)	—	(0.22)
2004	7.31	0.16		(0.03)		0.13	(0.20)	(0.02)	(0.22)
2003	7.11	0.26		0.25		0.51	(0.26)	(0.05)	(0.31)
2002	7.09	0.33		0.05		0.38	(0.34)	(0.02)	(0.36)
SHORT-TERM TAX-EXEMPT SECURITIES FUND
Shares — (12/31/92*)
Year Ended March 31,
2006	$7.13	$0.14	(2)	$(0.05	)(2)	$0.09	$(0.14)	$—	$(0.14)
2005	7.22	0.09	(2)	(0.09	)(2)	—	(0.09)	— (3)	(0.09)
2004	7.20	0.08		0.02		0.10	(0.08)	—	(0.08)
2003	7.17	0.12		0.03		0.15	(0.12)	—	(0.12)
2002	7.15	0.20		0.03		0.23	(0.20)	(0.01)	(0.21)
*	Commencement of operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes, per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investement Income to Average Net Assets	Portfolio Turnover Rate

$10.03	2.64%	$61,257	0.80%	1.02%	3.01%	88%
10.07	2.68%	62,817	0.80%	1.05%	2.74%	87%
10.08	4.01%	72,783	0.73%	0.80%	2.64%	111%
9.95	8.12%	94,965	0.70%	0.77%	2.99%	51%
9.48	2.29%	115,178	0.72%	0.82%	3.66%	35%

$8.55	2.25%	$131,026	0.80%	0.98%	2.71%	83%
8.71	0.52%	138,253	0.80%	0.98%	2.46%	15%
8.97	4.06%	178,107	0.68%	0.73%	2.41%	42%
9.12	8.96%	187,400	0.67%	0.72%	2.96%	43%
8.74	2.54%	178,608	0.67%	0.72%	3.53%	45%

$6.92	2.36%	$339,167	0.65%	0.77%	2.83%	118%
7.00	0.01%	402,518	0.60%	0.79%	2.57%	106%
7.22	1.90%	469,218	0.53%	0.67%	2.26%	231%
7.31	7.27%	499,519	0.49%	0.64%	3.22%	170%
7.11	5.35%	193,780	0.51%	0.61%	4.33%	75%

$7.08	1.33%	$133,211	0.60%	0.77%	1.97%	111%
7.13	(0.01)%	239,060	0.60%	0.76%	1.21%	10%
7.22	1.40%	360,604	0.47%	0.59%	1.12%	99%
7.20	2.04%	291,282	0.46%	0.58%	1.57%	31%
7.17	3.20%	165,690	0.48%	0.55%	2.60%	111%

See Notes to Financial Statements.

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) was incorporated under the laws of the State of Maryland on August 8, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies with the exception of California Short-Intermediate Term Tax-Exempt Income Fund (formerly California Tax-Exempt Income Fund), New York Intermediate-Term Tax-Exempt Fund, New York Tax-Exempt Money Fund, Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified.

Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust currently offer shares in fifteen, seven and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Core Bond Fund (formerly Managed Income Fund), Intermediate-Term Bond Fund (formerly Intermediate-Term Managed Income Fund) and Short-Term Government Securities Fund, portfolios of Excelsior Fund, California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and Short-Term Tax-Exempt Securities Fund, portfolios of Excelsior Tax-Exempt Fund, and High Yield Fund, a portfolio of the Trust (each a “Fund”, collectively, the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Bond Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Short-Term Government Securities Fund and Short-Term Tax-Exempt Securities Fund offer one class of shares: Shares. The Core Bond Fund offers three classes of shares: Shares, Institutional Shares and Retirement Shares. The High Yield Fund offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional shares and Retirement Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are presented separately.

(a) Portfolio valuation:

Investments in securities that are traded on recognized domestic and foreign stock exchanges are valued at the last sale price on the exchange on which such securities are primarily traded or at the last quoted sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter sale prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the last quoted sales price for the most recent day such prices were available. Securities for which market quotations are not readily available are valued in good faith at fair value pursuant to procedures adopted by the Board of Directors with regard to Excelsior Fund and the Board of Trustees with regard to the Trust.

Short-term debt instruments that mature in 60 days or less are valued at amortized cost, which approximates market value. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. The third-party pricing agents value debt securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

(b) Concentration of risks:

The High Yield Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the security.

At March 31, 2006, approximately, 96% of the net assets of the California Short-Intermediate Term Tax-Exempt Income Fund is invested in California municipal securities and 93% of the net assets of the New York Intermediate-Term Tax-Exempt Fund is invested in New York municipal securities. Economic changes affecting the states and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

(c) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

(d) Repurchase agreements:

The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(e) TBA purchase commitments:

Certain Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve risk of loss if the value of the security to be purchased declines prior to settlement date. The Funds must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such purchase commitments. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

(f) Mortgage dollar rolls:

Certain Funds may enter into mortgage dollar rolls (principally in securities referred to as TBA, (see note 1(e)) in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation in consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less that the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

(g) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(h) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing fees, are charged directly to that class.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

Prior to December 16, 2005, the Funds were advised jointly by United States Trust Company of New York and U.S. Trust Company, N.A., through their respective separate identifiable divisions. Effective December 16, 2005, U.S. Trust Company, N.A.’s separately identifiable division was reorganized into a separate corporate entity named UST Advisers, Inc., a Delaware corporation that is a wholly-owned subsidiary of U.S. Trust Company, N.A. and the Funds were advised by either UST Advisers, Inc. or U.S. Trust New York Asset Management Division (“NYAMD”), the separately identifiable division of United States Trust Company of New York.

Effective March 31, 2006, United States Trust Company of New York converted to a national charter and changed its name to United States Trust Company, National Association (“USTC-NA”) and merged with U.S. Trust Company, N.A., with USTC-NA as the surviving entity. As of March 31, 2006, the Funds are advised by NYAMD, a separate identifiable division of USTC-NA, or UST Advisers, Inc. (together with NYAMD, the “Advisers”), a wholly-owned subsidiary of USTC-NA. USTC-NA is a wholly-owned subsidiary of US Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	0.50%
Core Bond Fund	0.75%
High Yield Fund	0.80%
Intermediate-Term Bond Fund	0.35%
Intermediate-Term Tax-Exempt Fund	0.35%
Long-Term Tax-Exempt Fund	0.50%
New York Intermediate-Term Tax-Exempt Fund	0.50%
Short-Term Government Securities Fund	0.30%
Short-Term Tax-Exempt Securities Fund	0.30%

UST Advisers, Inc. and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. For the year ended March 31, 2006, administration fees charged to the Funds were as follows:

	Administration Fees	Waiver Administration Fees	Net Administration Fees
California Short-Intermediate Term Tax-Exempt Income Fund	$99,992	$(21,478)	$78,514
Core Bond Fund	374,736	—	374,736
High Yield Fund	248,330	—	248,330
Intermediate-Term Bond Fund	659,217	—	659,217
Intermediate-Term Tax-Exempt Fund	534,627	—	534,627
Long-Term Tax-Exempt Fund	92,906	—	92,906
New York Intermediate-Term Tax-Exempt Fund	206,097	—	206,097
Short-Term Government Securities Fund	567,094	—	567,094
Short-Term Tax-Exempt Securities Fund	264,945	—	264,945

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the four months ended July 31, 2005 and the eight months ended March 31, 2006, the Advisers have contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

	Four Months Ended July 31, 2005	Eight Months Ended March 31, 2006
California Short-Intermediate Term Tax-Exempt Income Fund —Shares	0.50%	0.50%
Core Bond Fund — Shares	0.90%	0.90%
High Yield Fund — Shares	1.05%	1.05%
Intermediate-Term Bond Fund — Shares	0.65%	0.75%
Intermediate-Term Tax-Exempt Fund — Shares	0.65%	0.65%
Long-Term Tax-Exempt Fund — Shares	0.80%	0.80%
New York Intermediate-Term Tax-Exempt Fund — Shares	0.80%	0.80%
Short-Term Government Securities Fund — Shares*	0.60%	0.75%
Short-Term Tax-Exempt Securities Fund — Shares	0.60%	0.60%
Core Bond Fund — Institutional Shares**	N/A	0.65%
High Yield Fund — Institutional Shares	0.80%	0.80%
Core Bond Fund — Retirement Shares	1.40%	1.40%

*	From August 1, 2005 through November 30, 2005, the Advisers voluntarily capped the Short-Term Government Securities Fund at 0.65%, from December 1, 2005 through March 31, 2006, the Fund was voluntarily capped at 0.70%. Effective April 1, 2006, the Adviser has capped the Fund at 0.75%.
**	Institutional Shares commenced operations on November 29, 2005.

For the year ended March 31, 2006, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	$(331,058)
Core Bond Fund	(987,738)
High Yield Fund	(399,394)
Intermediate-Term Bond Fund	(384,019)
Intermediate-Term Tax-Exempt Fund	(530,735)
Long-Term Tax-Exempt Fund	(133,366)
New York Intermediate-Term Tax-Exempt Fund	(238,995)
Short-Term Government Securities Fund	(474,679)
Short-Term Tax-Exempt Securities Fund	(292,016)

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and UST Advisers, Inc. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers. The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2006, shareholder servicing fees paid to CS & Co. and the Advisers were as follows:

California Short-Intermediate Term Tax-Exempt Income Fund	$168,155
Core Bond Fund	473,281
High Yield Fund	377,405
Intermediate-Term Bond Fund	1,143,128
Intermediate-Term Tax-Exempt Fund	933,129
Long-Term Tax-Exempt Fund	146,527
New York Intermediate-Term Tax-Exempt Fund	356,046
Short-Term Government Securities Fund	857,188
Short-Term Tax-Exempt Securities Fund	476,448

BISYS Fund Services Limited Partnership (the “Distributor”) serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Certain Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which they may compensate the Distributor monthly for its services that are intended to result in the sale of Fund Shares (in the case of High Yield Fund) or Retirement Shares (in the case of Core Bond Fund), in an amount not to exceed the annual rate of 0.25% or 0.50%, respectively, of the average daily net asset value of such Fund’s Shares or Retirement Shares. For the year ended March 31, 2006, fees charged for Retirement Shares of Core Bond Fund were $4.

Each Independent Director/Trustee of the Funds receives a total annual fee of $100,000 paid by the Funds and other affiliated registered investment companies managed by the Advisers. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000, and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. In addition, Directors and Trustees are reimbursed by Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3.    Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2006, purchases, sales and maturities of securities, excluding short-term investments, for the Funds aggregated:

	Purchases	Sales and Maturities
California Short-Intermediate Term Tax-Exempt Income Fund	$34,414,300	$29,746,597
Core Bond Fund
U.S. Government	234,143,975	174,000,688
Other	72,340,542	48,360,840
High Yield Fund	94,851,386	111,074,059
Intermediate-Term Bond Fund
U.S. Government	209,556,658	182,867,647
Other	110,467,593	113,301,103
Intermediate-Term Tax-Exempt Fund	277,935,725	204,958,140
Long-Term Tax-Exempt Fund	51,188,308	39,937,890
New York Intermediate-Term Tax-Exempt Fund	102,284,925	88,816,328
Short-Term Government Securities Fund
U.S. Government	397,078,888	450,351,865
Other	35,417,247	33,202,159
Short-Term Tax-Exempt Securities Fund	128,189,243	168,786,516

4.    Federal Taxes:

It is the policy of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust that each Fund qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

Net realized gains of the Funds derived in certain countries are subject to certain foreign taxation.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
California Short-Intermediate Term Tax-Exempt Income Fund	$—	$—	$—
Core Bond Fund	156,098	(156,098)	—
High Yield Fund	184,360	169,492	(353,852)
Intermediate-Term Bond Fund	648,133	(648,133)	—
Intermediate-Term Tax-Exempt Fund	214	(214)	—
Long-Term Tax-Exempt Fund	—	—	—
New York Intermediate-Term Tax-Exempt Fund	121	(121)	—
Short-Term Government Securities Fund	2,368,934	(2,368,934)	—
Short-Term Tax-Exempt Securities Fund	—	—	—

The tax character of dividends and distributions declared during the years ended March 31, 2006 and March 31, 2005 were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Return of Capital	Total
California Short-Intermediate Term Tax-Exempt Income Fund
Year ended March 31, 2006	$—	$2,014,082	$—	$—	$2,014,082
Year ended March 31, 2005	—	2,063,597	—	—	2,063,597
Core Bond Fund
Year ended March 31, 2006	11,105,896	—	2,085,376	—	13,191,272
Year ended March 31, 2005	11,633,310	—	1,031,057	—	12,664,367
High Yield Fund
Year ended March 31, 2006	10,553,157	—	—	353,851	10,907,008
Year ended March 31, 2005	11,801,334	—	—	—	11,801,334
Intermediate-Term Bond Fund
Year ended March 31, 2006	16,649,941	—	1,063,363	—	17,713,304
Year ended March 31, 2005	14,305,244	—	572,247	—	14,877,491
Intermediate-Term Tax-Exempt Fund
Year ended March 31, 2006	—	10,697,181	367,896	—	11,065,077
Year ended March 31, 2005	256,062	9,828,278	1,294,216	—	11,378,556
Long-Term Tax-Exempt Fund
Year ended March 31, 2006	—	1,794,756	—	—	1,794,756
Year ended March 31, 2005	—	1,833,293	—	—	1,833,293
New York Intermediate-Term Tax-Exempt Fund
Year ended March 31, 2006	—	3,604,795	1,825,238	—	5,430,033
Year ended March 31, 2005	—	3,894,510	1,466,615	—	5,361,125
Short-Term Government Securities Fund
Year ended March 31, 2006	12,770,972	—	—	—	12,770,972
Year ended March 31, 2005	13,966,986	—	—	—	13,966,986
Short-Term Tax-Exempt Securities Fund
Year ended March 31, 2006	—	3,428,764	—	—	3,428,764
Year ended March 31, 2005	24,949	3,424,866	22,878	—	3,472,693

As of March 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Post- October Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/ (Deficit)
California Short-Intermediate Term Tax-Exempt Income Fund	$—	$175,454	$214,251	$(175,455)	$—	$—	$(351,768)	$(137,518)
Core Bond Fund	1,036,250	—	—	(1,033,843)	—	(529,099)	(4,631,212)	(5,157,904)
High Yield Fund	—	—	—	(884,504)	(67,220,796)	(1,126,388)	1,348,374	(67,883,314)
Intermediate-Term Bond Fund	1,586,211	—	—	(1,597,063)	(481,322)	(1,596,591)	(8,258,216)	(10,346,981)
Intermediate-Term Tax-Exempt Fund	—	1,001,972	730,630	(1,001,757)	—	—	792,032	1,522,877
Long-Term Tax-Exempt Fund	—	176,516	392,494	(176,517)	—	—	41,624	434,117
New York Intermediate-Term Tax-Exempt Fund	—	335,798	—	(335,677)	(165,776)	(358,749)	(536,621)	(1,061,025)
Short-Term Government Securities Fund	1,149,107	—	—	(1,178,443)	(10,712,075)	(1,785,815)	(5,286,795)	(17,814,021)
Short-Term Tax-Exempt Securities Fund	—	299,445	—	(299,445)	(805,304)	(1,836,576)	(663,624)	(3,305,504)

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2006, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates.

	Expires					Total
	2010	2011	2012	2013	2014
High Yield Fund	$2,181,571	$17,456,849	$40,103,941	$1,461,417	$6,017,018	$67,220,796
Intermediate-Term Bond Fund	—	—	—	—	481,322	481,322
New York Intermediate-Term Tax-Exempt Fund	—	—	—	—	165,776	165,776
Short-Term Government Securities Fund	—	—	1,481,228	4,260,524	4,970,323	10,712,075
Short-Term Tax-Exempt Securities Fund	—	—	—	287,228	518,076	805,304

At March 31, 2006, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
California Short-Intermediate Term Tax-Exempt Income Fund	$66,020,298	$192,810	$(544,578)	$(351,768)
Core Bond Fund	281,602,078	761,879	(5,393,091)	(4,631,212)
High Yield Fund	145,912,590	6,262,276	(4,913,902)	1,348,374
Intermediate-Term Bond Fund	462,560,536	755,079	(9,013,295)	(8,258,216)
Intermediate-Term Tax-Exempt Fund	339,539,311	3,443,657	(2,651,625)	792,032
Long-Term Tax-Exempt Fund	60,337,267	377,125	(335,501)	41,624
New York Intermediate-Term Tax-Exempt Fund	130,049,895	428,503	(965,124)	(536,621)
Short-Term Government Securities Fund	351,613,673	36,126	(5,322,921)	(5,286,795)
Short-Term Tax-Exempt Securities Fund	132,432,467	—	(663,624)	(663,624)

5.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 750 million shares of the Core Bond Fund; 1.5 billion shares of the Intermediate-Term Bond Fund; and 1 billion shares of the Short-Term Government Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

Excelsior Tax-Exempt Fund has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Fund is as follows: 1.5 billion shares each of California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and Short-Term Tax-Exempt Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Tax-Exempt Fund’s Board of Directors.

The Trust has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

Capital Share Transactions

	California Short-Intermediate Term Tax-Exempt Income Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	3,993,301	$28,933,240	3,278,532	$24,146,853
Issued as reinvestment of dividends	87,807	635,525	42,748	314,174
Redeemed	(3,467,123)	(25,083,774)	(3,595,284)	(26,429,967)

Net Increase (Decrease)	613,985	$4,484,991	(274,004)	$(1,968,940)

	Core Bond Fund*
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Shares	13,774,392	$125,488,152	7,544,152	$69,875,602
Institutional Shares	141,024	1,262,505	—	—
Retirement Shares	—	—	126	1,050
Issued as reinvestment of dividends:
Shares	681,642	6,160,386	331,579	3,062,096
Institutional Shares	189	1,685	—	—
Retirement Shares	5	50	—	4
Redeemed:
Shares	(5,733,515)	(52,104,922)	(4,431,412)	(40,768,322)
Retirement Shares	(16)	(151)	—	—
Redemption in-kind	—	—	(8,833,002)	(81,528,608)

Net Increase (Decrease)	8,863,721	$80,807,705	(5,388,557)	$(49,358,178)

	High Yield Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Shares	13,700,176	$62,544,844	21,515,855	$101,230,357
Institutional Shares	853,862	3,892,678	1,316,771	6,247,385
Issued as reinvestment of dividends:
Shares	304,113	1,384,476	414,836	1,961,707
Institutional Shares	107,579	488,209	8,493	40,222
Redeemed:
Shares	(17,199,458)	(78,172,561)	(20,658,816)	(97,478,269)
Institutional Shares	(1,152,309)	(5,192,791)	(3,282,976)	(15,687,133)

Net Increase (Decrease)	(3,386,037)	$(15,055,145)	(685,837)	$(3,685,731)

	Intermediate-Term Bond Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	22,398,525	$160,313,146	15,055,086	$109,213,526
Contribution in-kind	—	—	1,044,029	7,590,091
Issued as reinvestment of dividends	315,931	2,254,952	158,208	1,145,388
Redeemed	(17,689,147)	(126,192,707)	(14,791,878)	(107,161,886)

Net Increase (Decrease)	5,025,309	$36,375,391	1,465,445	$10,787,119

	Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	11,552,408	$108,911,261	7,418,489	$70,630,402
Issued as reinvestment of dividends	109,248	1,029,354	107,050	1,019,228
Redeemed	(10,822,740)	(101,854,658)	(10,361,672)	(98,554,729)

Net Increase (Decrease)	838,916	$8,085,957	(2,836,133)	$(26,905,099)

	Long-Term Tax-Exempt Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	706,825	$7,162,254	1,003,168	$9,987,153
Issued as reinvestment of dividends	35,734	362,312	31,144	312,137
Redeemed	(878,007)	(8,918,351)	(2,011,361)	(20,002,931)

Net Increase (Decrease)	(135,448)	$(1,393,785)	(977,049)	$(9,703,641)

	New York Intermediate-Term Tax-Exempt Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	4,652,138	$40,444,981	2,053,754	$18,150,200
Issued as reinvestment of dividends	78,342	678,293	67,207	593,357
Redeemed	(5,273,634)	(45,770,096)	(6,111,053)	(53,845,642)

Net Increase (Decrease)	(543,154)	$(4,646,822)	(3,990,092)	$(35,102,085)

	Short-Term Government Securities Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	14,063,143	$98,248,597	28,457,660	$201,824,477
Issued as reinvestment of dividends	448,563	3,127,286	289,189	2,044,988
Redeemed	(22,948,344)	(160,073,632)	(36,290,718)	(257,075,591)

Net Increase (Decrease)	(8,436,638)	$(58,697,749)	(7,543,869)	$(53,206,126)

	Short-Term Tax-Exempt Securities Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold	4,626,627	$32,965,430	13,545,164	$97,050,761
Issued as reinvestment of dividends	27,420	195,121	23,592	168,982
Redeemed	(19,386,165)	(138,092,641)	(29,996,244)	(214,883,252)

Net Increase (Decrease)	(14,732,118)	$(104,932,090)	(16,427,488)	$(117,663,509)

*	Institutional Shares commenced operations on November 29, 2005.

6.    Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia, in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have provided full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain of the Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading of shares of the Excelsior Funds.

The Adviser, certain of its affiliates, the Companies and others have also been named in several class action and derivative lawsuits which allege that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds managed by the Adviser. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above have been transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the investor class action and the derivative lawsuits. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information and consultation with counsel, the Adviser believes that the resolution of the pending Investigations and private lawsuits will not have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax-Exempt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Core Bond Fund (formerly, Managed Income Fund), Intermediate-Term Bond Fund (formerly, Intermediate-Term Managed Income Fund), Short-Term Government Securities Fund, High Yield Fund, Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, and California Short-Intermediate Term Tax-Exempt Income Fund (formerly, California Tax-Exempt Income Fund) (three of the portfolios constituting the Excelsior Funds, Inc., one of the portfolios constituting the Excelsior Funds Trust, and five of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc.) (collectively, the “Funds”) as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Shares) for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended March 31, 2003 were audited by other auditors whose reports dated May 16, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Bond Fund, Intermediate-Term Bond Fund, Short-Term Government Securities Fund, High Yield Fund, Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, and California Short-Intermediate Tax-Exempt Income Fund as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 22, 2006

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the Directors/Trustees and Officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of May 20, 2006.

On February 24, 2006, the Boards of Directors/Trustees (the “Boards”) of the Companies approved an increase in the size of the Boards to ten (10) directors/trustees (together, the “Directors”) and approved the nomination of Mariann Byerwalter, Nils Hakansson, William A. Hasler and Randall W. Merk (the “Candidates”) as Directors of the Companies, subject to shareholder approval at an upcoming Special Meeting of Shareholders of the Companies (the “Meeting”). Each of the Candidates is currently a director/trustee of the Laudus Funds, the Laudus Variable Insurance Trust (together, the “Laudus Funds”) and of other funds included in the Schwab mutual fund complex for which Charles Schwab Investment Management acts as investment adviser (together, the “Fund Complex”). The Companies are in the same Fund Complex as the Laudus Funds. If approved by Shareholders at the Meeting, Ms. Byerwalter and Messrs. Hakansson and Hasler would become disinterested persons of the Companies under the Investment Company Act of 1940, as amended. Mr. Merk would become an interested person of the Companies.

The Boards also approved the nominations of six existing Directors to be submitted to shareholders for approval at the Meeting: Messrs. Bailey, Collins, Drake, Hall, Lynch and Piel (the “Existing Directors” and, together with the Candidates, the “Nominees”). Frederick S. Wonham, a current Director of the Companies and Chairman of the Board of each Company, has notified the Boards that he intends to resign from the Boards, consistent with the Companies’ retirement age policy, effective as of the date of the Meeting. The Boards have elected Rodman Drake, currently a Director of the Companies and Chairman of their Joint Audit Committee, as the Chairman of the Boards of the Companies effective upon Mr. Wonham’s resignation.

The Boards have proposed to increase the size of each Board from seven to ten so that a single group of Directors (i.e., a unitary board) can oversee each of the Companies and the Laudus Funds. At a meeting held on March 16, 2006, the Laudus Funds’ Boards approved the nominations of the Existing Directors for election to the Laudus Funds’ Boards, subject to approval by shareholders of each of the Laudus Funds. Each of the Candidates has notified the Boards that, even if approved by the Companies’ shareholders at the Meeting, the Candidates will not serve as members of the Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees. Similarly, each of the existing Directors has informed the Laudus Funds Boards that, even if approved by shareholders of the Laudus Funds at their shareholders meeting, the Existing Directors will not serve as members of the Laudus Funds Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees.

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
DIRECTORS/TRUSTEES(2) INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 75 Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	29	None.

Rodman L. Drake Age: 63 Since 1994	Director and Chairman of Audit Committee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	29	Director and Chairman, Hyperion Total Return Fund, Inc., and Hyperion Strategic Mortgage Fund Inc. (since 1991); Director, Jackson Hewitt Tax Services, Inc. (since June 2004); Director, Student Loan Corporation (since May 2005).

Morrill Melton ("Mel") Hall, Jr. Age: 61 Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	29	None.

Roger M. Lynch Age: 64 Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax- Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	29	None.

Jonathan Piel Age: 67 Since 1994	Director and Chairman of Nominating Committee, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994); Cable Television producer and website designer. The Editor Scientific American (from 1984 to 1986), and Vice President, Scientific American, Inc. (from 1986 to 1994); Director, National Institute of Social Sciences; member, Advisory Board. The Stone Age Institute, Bloomington Indiana.	29	None.

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
John. D. Collins Age: 67 Since 2005	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2005); Trustee, Excelsior Funds Trust (since 2005). Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG, LLP (from March 1962 to June 1999).	29	Director, Mrs. Fields’ Famous Brands LLC (consumer products) (since December 2004).
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 60 Since 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	29	None.
OFFICERS
Joseph Trainor, CFA Age: 44 114 West 47th Street New York, NY 10036	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

George Pereira Age: 42 101 Montgomery St. San Francisco, CA 94104	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited. From December 1999 to November 2004, Sr. Vice President, Financial Reporting. Charles Schwab & Co., Inc. From September 1999 to December 1999, Chief Financial Officer, Commerzbank Capital Markets. Prior to September 1999, Managing Director at the New York Stock Exchange.	N/A	N/A

Stefanie A. Firtell Age: 32 114 West 47th Street New York, NY 10036	Vice President, United States Trust Company of New York (since April 2005); Compliance Officer and Head of Regulatory Responses, Assistant Vice President, Deutsche Asset Management (from 2003 to 2005); Assistant Corporate Secretary, Triare Companies, Inc. (from 2002 to 2003); Attorney, Paul, Weiss, Rifkind, Wharton & Garrison (from 2001 to 2002); and Attorney, Cadwalder Wickersham & Taft (from 2000 to 2001).	N/A	N/A

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
Wyndham Clark Age: 47 225 High Ridge Road Stamford, CT 06905	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management. IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Petros (Peter) L. Tsirigotis Age: 37 114 West 47th Street New York, NY 10036	Senior Vice President and Assistant General Counsel, U.S. Trust (since September 2005); Vice President and Corporate Counsel, Prudential Financial (September 2004 to September 2005); Associate, Schulte Roth and Zabel LLP (November 2002 to September 2004) and Dechert LLP (August 2000 to November 2002). Prior to August 2000, Mr. Tsirigotis was an Attorney/Advisor (Division of Investment Management) and Financial Economist (Office of Economic Analysis) with the Securities and Exchange Commission in Washington, D.C.	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The officers of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of May 20, 2006, the Excelsior Funds Complex consisted of 29 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•	Actual expenses. This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•	Hypothetical expenses. This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2005	Ending Account Value 03/31/2006	Annualized Expense Ratios*	Expenses Paid During Period**
Actual Fund Return
California Short-Intermediate Term Tax-Exempt Income Fund — Shares	$1,000.00	$1,001.70	0.50%	$2.50
Core Bond Fund — Shares	1,000.00	998.40	0.90	4.48
High Yield Fund — Shares	1,000.00	1,030.00	1.05	5.31
Intermediate-Term Bond Fund — Shares	1,000.00	1,001.20	0.75	3.74
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,002.40	0.65	3.24
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,006.90	0.80	4.00
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,005.10	0.80	4.00
Short-Term Government Securities Fund — Shares	1,000.00	1,010.60	0.68	3.41
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	1,004.50	0.60	3.00

Hypothetical 5% Return
California Short-Intermediate Term Tax-Exempt Income Fund — Shares	1,000.00	1,022.44	0.50	2.52
Core Bond Fund — Shares	1,000.00	1,020.44	0.90	4.53
High Yield Fund — Shares	1,000.00	1,019.70	1.05	5.29
Intermediate-Term Bond Fund — Shares	1,000.00	1,021.19	0.75	3.78
Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,021.69	0.65	3.28
Long-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
New York Intermediate-Term Tax-Exempt Fund — Shares	1,000.00	1,020.94	0.80	4.03
Short-Term Government Securities Fund — Shares	1,000.00	1,021.54	0.68	3.43
Short-Term Tax-Exempt Securities Fund — Shares	1,000.00	1,021.94	0.60	3.02

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

AR-FIXEDINC-0306

MONEY MARKET

FUNDS

ANNUAL REPORT

March 31, 2006

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

•	Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-446-1012, or (ii) by accessing the Excelsior Funds’ internet address and (iii) on the Commission’s website at http://www.sec.gov.

Excelsior Funds file their June 30 and December 31 schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. Excelsior Funds Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A schedule of each Fund’s portfolio holdings, as of the end of the prior month, is also available on the Funds’ website. This schedule is updated monthly, typically by the 15th calendar day, after the end of each month. The Funds may terminate or modify this policy at anytime.

You should consider the Funds’ investment objectives, risks and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by BISYS Fund Services Limited Partnership.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

LETTER TO SHAREHOLDERS

March 31, 2006

Dear Valued Excelsior Fund Shareholder,

I am pleased to bring you the annual report for the year ended March 31, 2006 for the Excelsior Funds. The funds in this report are part of the Excelsior Fund family which had over $18 billion in assets as of the end of the report period and includes a wide array of asset classes and investment strategies designed to meet the individual investor’s needs for performance and tax sensitivity.

By now, you would have received information about changes to the administrative and non-advisory services provided to the Excelsior Funds. As a result, the Excelsior Funds and the Laudus Funds, an affiliated fund family, now share certain complex-wide administrative, compliance, marketing and other functions.

We are pleased with the transition, and remain optimistic that shareholders will approve the board of directors’ recommendation to elect members to jointly oversee the two fund families. It is anticipated that the new unified board will strengthen the oversight provided on behalf of fund shareholders and may result in certain long-term cost and operating efficiencies. All votes are important, so I encourage you to vote your shares as soon as possible if you haven’t already done so.

Given these changes, I want to assure you that the most important aspects of the Excelsior Funds will remain the same. Specifically, the fund management and investment process provided by U.S. Trust, as advisor to the Funds, as well as the funds’ emphasis on enduring performance, will not change.

In closing, we at Excelsior Funds remain committed to helping you reach your long-term investment goals. Thank you for investing with us.

Sincerely,

Evelyn Dilsaver

President

1

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Government Money Fund

Principal Amount	Security Description	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 96.48%
$ 96,400,000	Federal Home Loan Bank, Discount Note, 2.13%, 04/03/06	$96,375,254
50,000,000	Federal Home Loan Bank, Discount Note, 4.52%, 04/05/06	49,974,889
150,000,000	Federal Home Loan Bank, Discount Note, 4.67%, 04/26/06	149,513,541
100,000,000	Tennessee Valley Authority, Discount Note, 4.67%, 04/06/06	99,935,139

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $395,798,823)	395,798,823

Shares
REGISTERED INVESTMENT COMPANY — 0.30%
1,224,917	Dreyfus Treasury Prime Cash Management Fund	1,224,917

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,224,917)	1,224,917

Principal Amount	Security Description	Value

REPURCHASE AGREEMENT — 3.66%
$ 15,000,000	Morgan Stanley, 4.80%, dated 03/31/06, due 04/03/06, to be repurchased at $15,006,000 (collateralized by U.S. Government obligations, ranging in par value $725,000-$9,685,000, 0.00%-5.15%, 07/24/06-03/08/12; total market value $15,335,814)	$15,000,000

	TOTAL REPURCHASE AGREEMENT (Cost $15,000,000)	15,000,000

TOTAL INVESTMENTS (Cost $412,023,740)	100.44%	$412,023,740
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.44)	(1,795,785)

NET ASSETS	100.00%	$410,227,955

Discount Note—The rate reported is the discount rate at the time of purchase.

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Government & Agency Obligations	96.48%	$395,798,823
Repurchase Agreement	3.66	15,000,000
Registered Investment Company	0.30	1,224,917

Total Investments	100.44%	$412,023,740
Liabilities in Excess of Other Assets	(0.44)	(1,795,785)

Net Assets	100.00%	$410,227,955

See Notes to Financial Statements.

2

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Money Fund

Principal Amount	Security Description	Value

CERTIFICATES OF DEPOSIT — 12.86%
$75,000,000	First Tennessee Bank, 4.78%, 04/28/06	$75,000,000
75,000,000	Washington Mutual Corp., 4.80%, 05/11/06	75,000,000
50,000,000	Wells Fargo Co., 4.76%, 04/10/06	50,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost $200,000,000)	200,000,000

COMMERCIAL PAPER — 84.78%
75,000,000	American Express Credit Corp., Discount Note, 4.54%, 04/03/06	74,981,082
50,000,000	Bank of America Corp., Discount Note, 4.53%, 04/03/06	49,987,417
75,000,000	CIT Group, Inc., Discount Note, 4.55%, 04/03/06	74,981,042
75,000,000	Citigroup Funding, Inc., Discount Note, 4.54%, 04/03/06	74,981,082
50,000,000	Dexia Delaware, Discount Note, 4.54%, 04/03/06	49,987,389
70,000,000	Gannett Co., Discount Note, 4.54%, 04/04/06(a)	69,973,517
70,000,000	General Electric Capital Corp., Discount Note, 4.53%, 04/03/06	69,982,383
75,000,000	Goldman Sachs Group, Inc., Discount Note, 4.77%, 04/05/06	74,960,250
75,000,000	HSBC, Discount Note, 4.55%, 04/03/06	74,981,042
50,000,000	International Lease Finance Corp., Discount Note, 4.53%, 04/04/06	49,981,125
75,000,000	Merrill Lynch & Co., Inc., Discount Note, 4.68%, 04/03/06	74,980,500
50,000,000	Preferred Receivables Funding Corp., Discount Note, 4.75%, 04/03/06(a)	49,986,806

Principal Amount	Security Description	Value

COMMERCIAL PAPER — (continued)
$75,000,000	Prudential Funding Corp., Discount Note, 4.55%, 04/03/06	$74,981,042
73,925,000	Ranger Funding Co. llc, Discount Note, 4.56%, 04/03/06(a)	73,906,272
50,000,000	Royal Bank of Scotland plc, Discount Note, 4.55%, 04/03/06	49,987,361
75,000,000	Societe Generale, Discount Note, 4.55%, 04/03/06	74,981,021
75,000,000	Three Pillars Funding, Discount Note, 4.58%, 04/03/06(a)	74,980,917
70,000,000	UBS Finance Corp., Discount Note, 4.55%, 04/03/06	69,982,325
60,000,000	Windmill Funding Corp., Discount Note, 4.55%, 04/03/06(a)	59,984,833
50,000,000	Yorktown Capital, Discount Note, 4.61%, 04/05/06(a)	49,974,389

	TOTAL COMMERCIAL PAPER (Cost $1,318,541,795)	1,318,541,795

Shares
REGISTERED INVESTMENT COMPANY — 0.08%
1,178,553	Dreyfus Government Cash Management Fund	1,178,553

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,178,553)	1,178,553

See Notes to Financial Statements.

3

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Money Fund — (continued)

Principal Amount	Security Description	Value

REPURCHASE AGREEMENT — 2.64%
$41,000,000	Morgan Stanley, 4.80%, dated 03/31/06, due 04/03/06, to be repurchased at $41,016,400 (collateralized by U.S. Government obligations ranging in par value $15,000-$20,000,000, 2.75%-4.725%, 06/30/06-03/30/07; total market value $41,832,384)	$41,000,000

	TOTAL REPURCHASE AGREEMENT (Cost $41,000,000)	41,000,000

TOTAL INVESTMENTS (Cost $1,560,720,348)	100.36%	$1,560,720,348
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.36)	(5,584,676)

NET ASSETS	100.00%	$1,555,135,672

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $378,806,734 or 24.36% of net assets.

Discount Note—The rate reported is the discount rate at the time of purchase.

llc—Limited Liability Company

plc—Public Limited Company

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Commercial Paper	84.78%	$1,318,541,795
Certificates of Deposit	12.86	200,000,000
Repurchase Agreement	2.64	41,000,000
Registered Investment Company	0.08	1,178,553

Total Investments	100.36%	$1,560,720,348
Liabilities in Excess of Other Assets	(0.36)	(5,584,676)

Net Assets	100.00%	$1,555,135,672

See Notes to Financial Statements.

4

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

New York Tax-Exempt Money Fund

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 67.31%
$9,500,000	Carmel, New York, Central School District General Obligation Bonds, Bond Anticipation Notes, 4.50%, 07/21/06	$9,535,565
2,500,000	Corning, New York, City School District General Obligation Bonds, Bond Anticipation Notes, 3.75%, 07/12/06	2,501,083
15,710,000	Erie County, New York, Industrial Development Agency Revenue Bonds, School Facilities, TOCS, Series J, (FSA), 3.20%, 05/01/12(a)(b)	15,710,000
5,800,000	Long Island Power Authority, New York, Electric Systems Revenue Bonds, Series 7B, (MBIA), 3.14%, 04/01/25(a)	5,800,000
9,955,000	New York City, New York, Municipal Water Finance Authority Revenue Bonds, PUTTER, Series 622, (AMBAC), 3.21%, 06/15/12(a)(b)	9,955,000
8,995,000	New York City, New York, Municipal Water Finance Authority Revenue Bonds, Water & Sewer Systems Floating Rate Trust Certificates, Series 726X, (MBIA), 3.19%, 06/15/27(a)(b)	8,995,000
2,700,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer Systems Revenue Bonds, Series F-1, 3.18%, 06/15/33(a)	2,700,000
10,870,000	New York City, New York, Transitional Finance Authority Revenue Bonds, EAGLE, Class A, 3.20%, 02/01/31(a)(b)	10,870,000

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$9,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Floating Rate Certificates, Series 283, 3.19%, 11/15/18(a)(b)	$9,000,000
10,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Floating Rate Certificates, Series 536, (MBIA), 3.19%, 05/01/15(a)(b)	10,000,000
4,995,000	New York City, New York, Transitional Finance Authority Revenue Bonds, PUTTER, Series 307, (AMBAC), 3.21%, 08/01/19(a)(b)	4,995,000
5,485,000	New York City, New York, Transitional Finance Authority Revenue Bonds, PUTTER, Series 471, (FGIC), 3.21%, 02/01/11(a)(b)	5,485,000
8,000,000	New York State, Dormitory Authority Commercial Paper, 3.30%, 05/10/06	8,000,000
9,830,000	New York State, Dormitory Authority Commercial Paper, Columbia University, 3.14%, 04/11/06	9,830,000
10,420,000	New York State, Dormitory Authority Commercial Paper, Cornell University, 3.16%, 04/10/06	10,420,000
8,295,000	New York State, Housing Finance Agency Revenue Bonds, 10 Barclay Street, Series A, (Fannie Mae), 3.16%, 11/15/37(a)	8,295,000
2,300,000	New York State, Housing Finance Agency, State Personal Income Tax Revenue Bonds, Series C, (FGIC), 3.16%, 03/15/33(a)	2,300,000

See Notes to Financial Statements.

5

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

New York Tax-Exempt Money Fund — (continued)

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 4,740,000	New York State, Mortgage Agency Revenue Bonds, Floating Rate Certificates, Series 1199, 3.19%, 10/01/27(a)(b)	$4,740,000
10,000,000	New York State, Munitops Certificates Trust, Revenue Bonds, (FSA), 3.20%, 12/15/12(a)(b)	10,000,000
15,000,000	New York State, Munitops Certificates Trust, Revenue Bonds, (FSA), 3.20%, 08/01/13(a)(b)	15,000,000
9,000,000	New York State, Power Authority Commercial Paper, 3.23%, 05/04/06	9,000,000
9,250,000	New York State, Power Authority General Obligation Bonds, 3.35%, 03/01/16(a)	9,250,000
8,265,000	New York State, Sales Tax Asset Receivable Corporation Revenue Bonds, PUTTER, Series 564, (MBIA), 3.21%, 10/15/12(a)(b)	8,265,000
23,225,000	New York State, Thruway Authority Revenue Bonds, EAGLE, Class A, (AMBAC), 3.20%, 01/01/30(a)(b)	23,224,999
3,100,000	New York State, Thruway Authority Revenue Bonds, Highway & Bridge Trust Fund, PUTTER, Series 1047, (AMBAC), 3.21%, 04/01/13(a)(b)	3,100,000
6,100,000	New York State, Thruway Authority Revenue Bonds, Highway & Bridge Trust Fund, TOCS, Series JJ, (FGIC), 3.20%, 10/10/13(a)(b)	6,100,000
16,000,000	New York State, Triborough Bridge & Tunnel Authority Revenue Bonds, EAGLE, Class A, (MBIA), 3.20%, 01/01/32(a)(b)	16,000,000

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 2,760,000	New York State, Triborough Bridge & Tunnel Authority Revenue Bonds, Series B, 3.17%, 01/01/33(a)	$2,760,000
10,000,000	Newburgh, New York, City School District General Obligation Bonds, Bond Anticipation Notes, 4.00%, 09/28/06	10,036,711
5,000,000	Niagara Falls, New York, Bridge Commission Toll Authority Revenue Bonds, Series A, (FGIC), 3.13%, 10/01/19(a)	5,000,000
10,000,000	Suffolk County, New York, General Obligation Bonds, Tax Anticipation Notes, 4.00%, 08/16/06	10,029,908
12,600,000	Suffolk County, New York, Water Authority Revenue Bonds, Bond Anticipation Notes, 3.12%, 01/01/08(a)	12,600,000
9,420,000	Sullivan County, New York, General Obligation Bond Anticipation Notes, 3.75%, 07/20/06	9,425,969
12,500,000	Syosset, New York, Central School District General Obligation Bonds, Tax Anticipation Notes, 3.75%, 06/29/06	12,515,618

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $301,439,853)	301,439,853

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 25.90%
2,500,000	Allegany County, New York, General Obligation Bonds, Bond Anticipation Notes, (JP MORGAN CHASE & CO.), 4.25%, 09/27/06	2,511,944

See Notes to Financial Statements.

6

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

New York Tax-Exempt Money Fund — (continued)

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 6,400,000	Long Island Power Authority, New York, Electric Systems Revenue Bonds, Series 1A, (BAYERISCHE LANDESBANK-80%/LANDESBANK BADEN-WUERTTEMBERG-20%), 3.16%, 05/01/33(a)	$6,400,000
4,660,000	Monroe County, New York, Industrial Development Agency Revenue Bonds, Civic Facilities, Greater Rochester YMCA Project, (MANUFACTURERS & TRADERS), 3.22%, 04/01/31(a)	4,660,000
9,630,000	New York City, New York, General Obligation Bonds, Sub-Series B8, (BAYERISCHE LANDESBANK), 3.15%, 08/15/24(a)	9,630,000
8,800,000	New York City, New York, Industrial Development Agency Revenue Bonds, Civic Facilities, Jewish Community Center Project, (MANUFACTURERS & TRADERS), 3.23%, 03/01/30(a)	8,800,000
15,320,000	New York City, New York, Industrial Development Agency Revenue Bonds, Special Facilities, New York Stock Exchange Project, Series B, (BANK OF AMERICA N.A.), 3.15%, 05/01/33(a)	15,320,000
10,000,000	New York City, New York, Trust For Cultural Restoration Revenue Bonds, WNYC Radio, Inc., (WACHOVIA BANK N.A.), 3.14%, 04/01/26(a)	10,000,000
10,000,000	New York City, New York, Water & Sewage Authority Commercial Paper, Series 1, (DEXIA CREDIT LOCAL-50%/JP MORGAN CHASE & CO.-50%), 3.11%, 04/13/06	10,000,000

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 1,200,000	New York State, Commercial Paper, (BAYERISCHE LANDESBANK-33%/JP MORGAN CHASE & CO.-33%/LANDESBANK HESSEN-THURINGEN-33%), 3.24%, 06/07/06	$1,200,000
3,100,000	New York State, Dormitory Authority Commercial Paper, Mt. Sinai, (JP MORGAN CHASE & CO.), 3.30%, 05/10/06	3,100,000
300,000	New York State, Dormitory Authority Revenue Bonds, Oxford University Press Inc., (LANDESBANK HESSEN-THURINGEN), 3.10%, 07/01/25(a)	300,000
3,000,000	New York State, Energy Research & Development Authority Facilities Revenue Bonds, Sub-series A-1, (WACHOVIA BANK N.A.), 3.15%, 05/01/39(a)	3,000,000
7,500,000	New York State, Housing Finance Agency Revenue Bonds, Service Contracts, Series E, (BNP PARIBAS), 3.15%, 03/15/27(a)	7,500,000
13,500,000	New York State, Housing Finance Agency Revenue Bonds, Service Contracts, Series I, (LANDESBANK HESSEN-THURINGEN), 3.16%, 03/15/31(a)	13,500,000
20,000,000	Puerto Rico Commonwealth Revenue Bonds, Tax & Revenue Anticipation Notes (BANK OF NOVA SCOTIA-23%/CITIBANK-17%/BNP PARIBAS-17%/DEXIA CREDIT LOCAL-17%/FORTIS BANK-12%/RBC-8%/STATE STREET BANK & TRUST-6%), 4.50%, 07/28/06	20,080,866

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES —BACKED BY LETTERS OF CREDIT (Cost $116,002,810)	116,002,810

See Notes to Financial Statements.

7

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

New York Tax-Exempt Money Fund — (continued)

Shares	Security Description	Value

REGISTERED INVESTMENT COMPANIES — 0.09%
394,900	BlackRock Institutional New York Money Market Fund	$394,900
1	Dreyfus New York Tax Exempt Fund	1

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $394,901)	394,901

TOTAL INVESTMENTS (Cost $417,837,564)	93.30%	$417,837,564
OTHER ASSETS IN EXCESS OF LIABILITIES	6.70	30,027,545

NET ASSETS	100.00%	$447,865,109

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $161,439,999 or 36.05% of net assets.

AMBAC—American Municipal Bond Assurance Corp.

Fannie Mae—Federal National Mortgage Association

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2006, approximately 26% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2006, approximately 89% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of the issuers to pay the required principal and interest payments of the municipal securities.

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
Revenue Bonds	61.63%	$276,016,431
General Obligation Bonds	20.07	89,876,232
Commercial Paper	11.51	51,550,000
Registered Investment Companies	0.09	394,901

Total Investments	93.30%	$417,837,564
Other Assets in Excess of Liabilities	6.70	30,027,545

Net Assets	100.00%	$447,865,109

See Notes to Financial Statements.

8

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Tax-Exempt Money Fund

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — 89.00%
$ 17,620,000	Alaska State, Housing Finance Authority Revenue Bonds, State Capital Project, Series C, (MBIA), 3.17%, 07/01/22(a)	$17,620,000
12,500,000	Anne Arundel County, Maryland, Commercial Paper, 3.15%, 04/06/06	12,500,000
21,000,000	Arizona State, Salt River Project Commercial Paper, 3.25%, 05/03/06	21,000,000
17,900,000	Arizona State, Salt River Project Commercial Paper, 3.20%, 08/04/06	17,900,000
51,660,000	Austin, Texas, Water & Wastewater System Revenue Bonds, (FSA), 3.22%, 05/15/24(a)	51,660,000
25,900,000	Baltimore County, Maryland, Commercial Paper, 3.50%, 08/18/06	25,900,000
15,640,000	Bastrop, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2003-23, 3.22%, 02/15/11(a)(b)	15,640,000
6,000,000	Bristol, Connecticut, General Obligation Bonds, Bond Anticipation Notes, 4.00%, 12/06/06	6,022,640
14,065,000	Bryan, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2005-16, 3.22%, 02/15/13(a)(b)	14,065,000
45,000,000	Burke County, Georgia, Olgethorpe Power Authority, Commercial Paper, Series 98-A, (AMBAC), 3.27%, 04/07/06	45,000,000

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 43,395,000	California State, General Obligation Bonds, TOCS, Series HH, (FSA), 3.20%, 07/03/13(a)(b)	$43,395,000
15,835,000	Cedar Hill, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2005-19, 3.22%, 07/01/13(a)(b)	15,835,000
44,430,000	Charlotte, North Carolina, Water & Sewer System Revenue Bonds, Series B, 3.18%, 07/01/27(a)	44,430,000
55,575,000	Chicago, Illinois, Capital Improvement General Obligation Bonds, Metropolitan Water Reclamation District Project, Series A, 3.18%, 12/01/31(a)	55,575,000
28,100,000	Chicago, Illinois, General Obligation Bonds, PUTTERS, Series 1277, (FSA), 3.21%, 01/01/14(a)(b)	28,100,000
29,895,000	Chicago, Illinois, General Obligation Bonds, Series B, (FGIC), 3.19%, 01/01/37(a)	29,895,000
40,000,000	Chicago, Illinois, General Obligation Bonds, Series D (FSA), 3.17%, 01/01/40(a)	40,000,000
66,300,000	Chicago, Illinois, Water Revenue Bonds, Second Lien, (MBIA), 3.17%, 11/01/31(a)	66,300,000
14,700,000	Colorado Springs, Colorado, School Disctrict No. 11 Facilities Corp. Certificate Participation, (FSA), 3.19%, 12/01/17(a)	14,700,000

See Notes to Financial Statements.

9

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Tax-Exempt Money Fund — (continued)

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 6,520,000	Connecticut State, Special Tax Obligation Revenue Bonds, Floating Rate Certificates, Series 735, (AMBAC), 3.19%, 12/01/19(a)(b)	$6,520,000
10,755,000	Cook County, Illinois, General Obligation Bonds, PUTTERS, Series 766, (AMBAC), 3.46%, 05/15/12(a)(b)	10,755,000
6,000,000	Curators of the University of Missouri, Systems Facility Revenue Bonds, Series B, 3.13%, 11/01/35(a)	6,000,000
25,995,000	Cypress Fairbanks, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2003-22, 3.22%, 02/15/11(a)(b)	25,995,000
16,685,000	Dallas, Texas, Munitops Certificates Trust, General Obligation Bonds, Series 2004-6, 3.22%, 02/15/12(a)(b)	16,685,000
29,630,000	Dallas, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2005-1, 3.22%, 08/15/12(a)(b)	29,630,000
17,446,000	Dallas, Texas, Water & Sewer Commercial Paper, Series B, 3.30%, 05/11/06	17,446,000
12,935,000	Denton, Texas, Munitops Certificates Trust, General Obligation Bonds, Series 2004-21, 3.22%, 08/15/12(a)(b)	12,935,000
14,635,000	Detroit, Michigan, Munitops Certificates Trust, City School District General Obligation Bonds, Series 2004-39, (FGIC), 3.20%, 05/01/11(a)(b)	14,635,000

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$51,660,000	Detroit, Michigan, Sewage Disposal, Revenue Bonds, Series C-2, (FGIC), 3.17%, 07/01/29(a)	$51,660,000
23,635,000	District of Columbia, General Obligation Bonds, Series D, (FGIC), 3.19%, 06/01/29(a)	23,635,000
13,475,000	District of Columbia, Revenue Bonds, George Washington University, Series C, (MBIA), 3.17%, 09/15/29(a)	13,475,000
6,145,000	Duval County, Florida, School Board Certificates of Participation, Floating Rate Certificates, Series 1246, (FGIC), 3.20%, 07/01/25(a)(b)	6,145,000
6,500,000	East Hampton, New York, Union Free School District General Obligation Bonds, Tax Anticipation Notes, 4.00%, 06/29/06	6,512,349
3,500,000	Fort Bend, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 1999-6, 3.20%, 03/07/07(a)(b)	3,500,000
9,265,000	Frisco, Texas, Munitops Certificates Trust, General Obligation Bonds, 3.22%, 08/15/11(a)(b)	9,265,000
17,280,000	Fulton County, Georgia, Water & Sewage Revenue Bonds, Floating Rate Certificates, Series 1120, (FGIC), 3.43%, 01/01/30(a)(b)	17,280,000
8,500,000	Garden State Preservation Trust, New Jersey, Open Space & Farmland Revenue Bonds, Floating Rate Certificates, Series 860, (FSA), 3.19%, 11/01/17(a)(b)	8,500,000

See Notes to Financial Statements.

10

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Tax-Exempt Money Fund — (continued)

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 8,745,000	Georgia State, General Obligation Bonds, Floating Rate Certificates, Series 647, 3.20%, 05/01/22(a)(b)	$8,745,000
9,995,000	Harlandale, Texas, Munitops Certificates Trust, General Obligation Bonds, Series 2005-22, 3.22%, 08/15/13(a)(b)	9,995,000
10,420,000	Hawaii State, Munitops Certificates Trust, General Obligation Bonds (FSA), 3.20%, 07/01/10(a)(b)	10,420,000
10,000,000	Hockley County, Texas, Industrial Development Corporation, Pollution Control Revenue Bonds, Amoco Project — Standard Oil Co., 3.20%, 03/01/14(a)	9,986,700
19,300,000	Hockley County, Texas, Industrial Development Corporation, Pollution Control Revenue Bonds, Amoco Project — Standard Oil Co., 2.98%, 11/01/19(a)	19,300,000
9,995,000	Houston, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2005-35, (PSF-GTD), 3.22%, 02/15/13(a)(b)	9,995,000
12,600,000	Houston, Texas, Utility System Revenue Bonds, TOCS, Series A, (FSA), 3.21%, 05/15/12(a)(b)	12,600,000
40,000,000	Illinois State, General Obligation Notes, 4.50%, 04/28/06	40,039,967

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$13,800,000	Intermountain Power Agency, Utah, Commercial Paper, Series 85-F, (AMBAC), 3.25%, 04/03/06	$13,800,000
25,000,000	Intermountain Power Agency, Utah, Commercial Paper, Series B, 3.30%, 05/17/06	25,000,000
12,330,000	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Series E, (AMBAC), 3.20%, 06/01/06(a)	12,330,000
25,000,000	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Series E, (AMBAC), 3.45%, 07/01/14(a)	25,000,000
10,750,000	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Series F, (AMBAC), 3.45%, 07/01/15(a)	10,750,000
5,700,000	Jackson County, Mississippi, Port Facilities Revenue Bonds, Chevron Corp., 3.18%, 06/01/23(a)	5,700,000
12,340,000	Jackson County, Mississippi, Water Systems General Obligation Bonds, Chervon Corp., 3.20%, 11/01/24(a)	12,340,000
8,505,000	Jacksonville, Florida, Electric Authority Revenue Bonds, Floating Rate Certificates, Series N-8, 3.28%, 10/01/23(a)(b)	8,505,000
30,000,000	Jacksonville, Florida, Electrical System Commercial Paper, Series 2000-A, 3.18%, 07/20/06	30,000,000
35,000,000	Jacksonville, Florida, Electrical System Commercial Paper, Series 2000-F, 3.18%, 07/19/06	35,000,000

See Notes to Financial Statements.

11

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Tax-Exempt Money Fund — (continued)

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 8,955,000	Judson, Texas, Munitops Certificates Trust, General Obligation Bonds, Series 2003-36, 3.22%, 02/01/11(a)(b)	$8,955,000
8,800,000	Massachusetts Bay, Transportation Authority, Sales Tax Revenue Bonds, EAGLE, Series 2006-37, Class A, 3.21%, 07/01/34(a)(b)	8,800,000
22,500,000	Massachusetts State, General Obligation Bonds, Series A, 3.14%, 09/01/16(a)	22,500,000
10,000,000	Metropolitan Government Nashville & Davidson County, Tennessee, Commercial Paper, Vanderbilt University, 3.30%, 05/04/06	10,000,000
15,000,000	Metropolitan Government Nashville & Davidson County, Tennessee, Commercial Paper, Vanderbilt University, 3.30%, 05/15/06	15,000,000
10,750,000	Michigan State University, College & University Revenue Bonds, 3.14%, 02/15/34 (a)	10,750,000
7,510,000	Michigan State, Building Authority Revenue Bonds, Floating Rate Certificates, Series 886, (MBIA), 3.20%, 10/15/17(a)(b)	7,510,000
5,210,000	Michigan State, Municipal Bond Authority Revenue Bonds, PUTTER, Series 453, 3.21%, 05/01/12(a)(b)	5,210,000
11,097,000	Milford, Connecticut, General Obligation Bond Anticipation Notes, Lot B, 3.75%, 05/04/06	11,105,558

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$14,100,000	New Hampshire State, Health & Education Factilities, Dartmouth College Issue Revenue Bonds, 3.17%, 06/01/32(a)	$14,100,000
8,760,000	New York City, New York, Transitional Finance Authority Revenue Bonds, PUTTER, Series 468, (MBIA), 3.21%, 02/01/11(a)(b)	8,760,000
22,300,000	New York State, Housing Finance Agency Revenue Bonds, 10 Barclay Street, Series A, (Fannie Mae), 3.16%, 11/15/37(a)	22,300,000
11,345,000	New York State, Metropolitan Transit Authority Revenue Bonds, Floating Rate Certificates, Series 848-D, (FGIC), 3.19%, 11/15/21(a)(b)	11,345,000
11,050,000	New York State, Power Authority General Obligation Bonds, 3.35%, 03/01/20(a)	11,050,000
34,800,000	New York State, Triborough Bridge & Tunnel Authority Revenue Bonds, Sub-Series B2, 3.16%, 01/01/32(a)	34,800,000
11,000,000	New York State, Triborough Bridge & Tunnel Authority Revenue Bonds, Sub-Series B3, 3.15%, 01/01/32(a)	11,000,000
12,195,000	North Carolina State, General Obligation Bonds, PUTTER, Series 465, 3.21%, 05/01/11(a)(b)	12,195,000
10,275,000	North Carolina State, General Obligation Bonds, PUTTER, Series 466, 3.21%, 03/01/12(a)(b)	10,275,000

See Notes to Financial Statements.

12

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Tax-Exempt Money Fund — (continued)

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$31,085,000	Ohio State, Infrastructure Improvement General Obligations Bonds, Series D, 3.18%, 02/01/19(a)	$31,085,000
5,770,000	Oklahoma State, Water Resource Board Revenue Bonds, Loan Program, 3.35%, 09/01/26(a)	5,770,000
26,490,000	Oklahoma State, Water Resource Board Revenue Bonds, Loan Program, 3.38%, 09/01/32(a)	26,490,000
45,700,000	Omaha, Nebraska, Public Power Distribution Commercial Paper, 3.32%, 05/05/06	45,700,000
64,800,000	Orlando, Florida, Utilities Commission Water & Electric Revenue Bonds, Series A, 3.15%, 10/01/17(a)	64,800,000
9,995,000	Pennsylvania State, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2003-8, (FGIC), 3.19%, 03/15/11(a)(b)	9,995,000
36,000,000	Pennsylvania State, Turnpike Commission Revenue Bonds, Series A-2, 3.22%, 12/01/30(a)	36,000,000
16,700,000	Pennsylvania State, University Revenue Bonds, Series A, 3.18%, 04/01/31(a)	16,700,000
9,460,000	Pflugerville, Texas, Munitops Certificates Trust, Independent School District General Obligation Bonds, Series 2005-17, 3.22%, 02/15/13(a)(b)	9,460,000
3,905,000	Phoenix, Arizona, Civic Improvement Corp., Excise Tax Revenue Bonds, EAGLE, Class A, 3.21%, 07/01/17(a)(b)	3,905,000

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$36,800,000	Private Colleges & Universities, Georgia, Revenue Bonds, Emory University, Series B-2, 3.15%, 09/01/35(a)	$36,800,000
7,330,000	Puerto Rico Commonwealth, Infrastructure Financing Authority Revenue Bonds, Floating Rate Certificates, Series 139, (AMBAC), 3.18%, 07/01/28(a)(b)	7,330,000
14,500,000	San Antonio, Texas, Water Revenue Bonds, EAGLE, Class A, (MBIA), 3.21%, 05/15/40(a)(b)	14,500,000
14,600,000	San Antonio, Texas, Water Systems Commercial Paper, Series A, 3.35%, 05/10/06	14,600,000
13,235,000	South Carolina State, Public Services Authority Revenue Bonds, PUTTER, Series 1198, (MBIA), 3.45%, 07/01/13(a)(b)	13,235,000
44,000,000	St. James Parish, Louisiana, Pollution Control Commercial Paper, Texaco Project, Series B, 3.32%, 05/11/06	44,000,000
12,000,000	Tennessee State, School Building Authority Commercial Paper, 3.20%, 06/08/06	12,000,000
11,945,000	Texas State, General Obligation Bonds, PUTTERS, Series 935, 3.45%, 04/01/13(a)(b)	11,945,000
12,000,000	Texas State, Public Finance Authority Commercial Paper, Series 2003, 3.15%, 05/05/06	12,000,000
22,760,000	Texas State, Tax & Revenue Authority, General Obligation Bond Anticipation Notes, 4.50%, 08/31/06	22,868,018

See Notes to Financial Statements.

13

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Tax-Exempt Money Fund — (continued)

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$15,000,000	Texas State, Water Development Board Revenue Bonds, State Revolving Fund, 3.13%, 07/15/26(a)	$15,000,000
5,535,000	University of Texas, University Revenue Bonds, PUTTER, Series 592, 3.21%, 08/15/12(a)(b)	5,535,000
3,300,000	University of Virginia, University Revenue Bonds, EAGLE, Series A, 3.21%, 06/01/33(a)(b)	3,300,000
8,400,000	Virginia Commonwealth, Transportation Board, Revenue Bonds, Floating Rate Certificates, Series 727, 3.20%, 05/15/19(a)(b)	8,400,000
9,745,000	Washoe County, Nevada, General Obligation Bonds, Floating Rate Certificates, Series 1241, (MBIA), 3.20%, 01/01/35(a)(b)	9,745,000
13,000,000	Wilmington, North Carolina, General Obligation Bonds, 3.19%, 06/01/15(a)	13,000,000
35,428,000	Wisconsin State, Transportation Revenue Commercial Paper, Series 1997-A, 3.15%, 04/05/06	35,428,000
5,265,000	Yoakum County, Texas, Industrial Development Corporation, Pollution Control Revenue Bonds, Amoco Project, 2.98%, 11/01/19(a)	5,265,000
8,140,000	York County, South Carolina, School District 4 General Obligation Bonds, Fort Mill, TOCS, Series F, 3.21%, 03/09/12(a)(b)	8,140,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $1,924,269,232)	1,924,269,232

Principal Amount	Security Description	Value

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 8.19%
$14,200,000	Austin, Texas, Utilities Commercial Paper, Series A, (JP MORGAN CHASE BANK-40.8%/STATE STREET BANK & TRUST-33.5%/BAYERISCHE LANDESBANK-25.7%), 3.18%, 04/07/06	$14,200,000
29,900,000	Baltimore, Maryland, Port Facilities Authority Revenue Bonds, (BNP PARIBAS), 3.25%, 10/14/11(a)	29,900,000
20,000,000	Colorado State, Regional Transportation District Commercial Paper, Series A, (WESTDEUTSCHE LANDESBANK), 3.20%, 04/06/06	20,000,000
17,100,000	Des Moines, Iowa, Hospital Facilities Authority Revenue Bonds, Methodist Medical Center Project, (BANK OF AMERICA N.A.), 3.19%, 08/01/15(a)	17,100,000
13,300,000	District of Columbia, Phillips College Issue Revenue Bonds, (BANK OF AMERICA N.A.), 3.18%, 08/01/33(a)	13,300,000
31,900,000	Illinois State, Development Finance Authority Revenue Bonds, Chicago Symphony Orchestra, (NORTHERN TRUST COMPANY), 3.17%, 12/01/28(a)	31,900,000
20,000,000	Indiana State, Municipal Power Agency, Power Supply System Revenue Bonds, Series A, (DEXIA CREDIT LOCAL), 3.18%, 01/01/18(a)	20,000,000
12,000,000	Indiana State, Museum of Art Revenue Bonds, (JP MORGAN CHASE BANK), 3.22%, 02/01/39(a)	12,000,000

See Notes to Financial Statements.

14

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Tax-Exempt Money Fund — (continued)

Principal Amount	Security Description	Value
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
$ 7,000,000	Kenton County, Kentucky, Industrial Building Authority Revenue Bonds, Redken Labs, Inc. Project, (JP MORGAN CHASE BANK), 3.25%, 12/01/14(a)	$7,000,000
11,500,000	New York State, Commercial Paper, (BAYERISCHE LANDESBANK-33.3%/JP MORGAN CHASE BANK-33.3%/LANDESBANK HESSEN-33.3%), 3.23%, 04/05/06	11,500,000
155,000	Richmond, Virginia, Individual Development Authority, Educational Facilities, Church Schools, Revenue Bonds, (SUNTRUST BANK), 3.17%, 05/01/35(a)	155,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $177,055,000)	177,055,000

Shares
REGISTERED INVESTMENT COMPANIES — 0.03%
1	BlackRock Muni Fund	1
732,168	Dreyfus Tax Exempt Cash Fund	732,168

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $732,169)	732,169

TOTAL INVESTMENTS (Cost $2,102,056,401)	97.22%	$2,102,056,401
OTHER ASSETS IN EXCESS OF LIABILITIES	2.78	60,116,934

NET ASSETS	100.00%	$2,162,173,335

(a)	Variable Rate Security—The rate disclosed is as of March 31, 2006.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $517,680,000 or 23.94% of net assets.

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Association

PSF-GTD—Permanent School Fund – Guaranteed

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Advisor, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2006, approximately 8% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

15

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2006

Tax-Exempt Money Fund — (continued)

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

State Diversification	% of Net Assets	Value
Texas	18.76%	$405,360,718
Illinois	13.67	295,309,967
Florida	6.68	144,450,000
New York	5.42	117,267,349
Georgia	4.99	107,825,000
Utah	4.02	86,880,000
North Carolina	3.70	79,900,000
Michigan	3.65	79,015,000
Maryland	3.16	68,300,000
Pennsylvania	2.90	62,695,000
District of Columbia	2.83	61,165,000
Nebraska	2.11	45,700,000
Louisiana	2.03	44,000,000
California	2.01	43,395,000
Arizona	1.98	42,805,000
Tennessee	1.71	37,000,000
Wisconsin	1.64	35,428,000
Colorado	1.60	34,700,000
Oklahoma	1.49	32,260,000
Indiana	1.48	32,000,000
Massachusetts	1.45	31,300,000
Ohio	1.44	31,085,000
New Hampshire	1.15	24,850,000
Connecticut	1.09	23,648,198
South Carolina	0.99	21,375,000
Mississippi	0.83	18,040,000
Arkansas	0.81	17,620,000
Iowa	0.79	17,100,000
Virginia	0.55	11,855,000
Hawaii	0.48	10,420,000
Nevada	0.45	9,745,000
New Jersey	0.39	8,500,000
Puerto Rico	0.34	7,330,000
Kentucky	0.32	7,000,000
Missouri	0.28	6,000,000
Registered Investment Companies	0.03	732,169

Total Investments	97.22%	$2,102,056,401
Other Assets in Excess of Liabilities	2.78	60,116,934

Net Assets	100.00%	$2,162,173,335

See Notes to Financial Statements.

16

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2006

Treasury Money Fund

Principal Amount	Security Description	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 17.77%
$ 65,000,000	Federal Home Loan Bank, Discount Note, 4.63%, 04/03/06	$64,983,281

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $64,983,281)	64,983,281

U.S. TREASURY OBLIGATIONS — 81.99%
300,000,000	4.37%, 04/06/06(a)	299,818,333

	TOTAL U.S. TREASURY OBLIGATIONS (Cost $299,818,333)	299,818,333

Shares	Security Description	Value

REGISTERED INVESTMENT COMPANY — 0.57%
2,089,320	Dreyfus Treasury Prime Cash Management Fund	$2,089,320

	TOTAL REGISTERED INVESTMENT COMPANY (Cost $2,089,320)	2,089,320

TOTAL INVESTMENTS (Cost $366,890,934)	100.33%	$366,890,934
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.33)	(1,203,123)

NET ASSETS	100.00%	$365,687,811

(a)	The rate shown is the effective yield at the time of purchase.

Discount Note—The rate reported is the discount rate at the time of purchase.

The summary of the Fund’s investments as of March 31, 2006 is as follows: (Unaudited)

Portfolio Diversification	% of Net Assets	Value
U.S. Treasury Obligations	81.99%	$299,818,333
U.S. Government & Agency Obligations	17.77	64,983,281
Registered Investment Company	0.57	2,089,320

Total Investments	100.33%	$366,890,934
Liabilities in Excess of Other Assets	(0.33)	(1,203,123)

Net Assets	100.00%	$365,687,811

See Notes to Financial Statements.

17

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2006

	Government Money Fund	Money Fund	New York Tax-Exempt Money Fund	Tax-Exempt Money Fund	Treasury Money Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$412,023,740	$1,560,720,348	$417,837,564	$2,102,056,401	$366,890,934

Investments, at value (including Repurchase Agreements) (Note 1)	$412,023,740	$1,560,720,348	$417,837,564	$2,102,056,401	$366,890,934
Cash	—	1	30,826	—	—
Dividends and interest receivable	5,031	119,649	3,603,502	11,011,268	9,648
Receivable for investments sold	—	—	27,517,568	55,110,000	—
Receivable for fund shares sold	57,982	1,219,952	155,718	239,960	207,122
Prepaid expenses and other assets	19,085	58,578	15,317	81,029	15,795

Total Assets	412,105,838	1,562,118,528	449,160,495	2,168,498,658	367,123,499
LIABILITIES:
Payable for dividends declared	1,552,616	5,955,217	975,168	4,894,160	1,141,474
Investment advisory fees payable (Note 2)	35,173	151,152	60,329	243,262	44,721
Administration fees payable (Note2)	58,155	215,260	58,341	283,957	44,733
Shareholder servicing fees payable (Note2)	101,926	256,357	116,167	471,885	102,729
Directors’ fees and expense payable (Note 2)	365	1,256	356	1,768	263
Accrued expenses and other payables	129,648	403,614	85,025	430,291	101,768

Total Liabilities	1,877,883	6,982,856	1,295,386	6,325,323	1,435,688

NET ASSETS	$410,227,955	$1,555,135,672	$447,865,109	$2,162,173,335	$365,687,811

NET ASSETS consist of:
Undistributed (distributions in excess of) net investment income	$—	$—	$4,841	$(9,820)	$558
Accumulated net realized gain (loss) on investments	(27,980)	(40,526)	—	94,049	—
Par value (Note 4)	410,328	1,555,381	447,861	2,162,339	365,697
Paid in capital in excess of par value	409,845,607	1,553,620,817	447,412,407	2,159,926,767	365,321,556

Net Assets	$410,227,955	$1,555,135,672	$447,865,109	$2,162,173,335	$365,687,811

Net Assets:
Shares	$410,227,955	$1,032,384,476	$447,865,109	$2,162,173,335	$365,687,811
Institutional Shares	—	522,751,196	—	—	—
Shares outstanding (Note 4):
Shares	410,327,672	1,032,627,312	447,861,178	2,162,338,958	365,697,380
Institutional Shares	—	522,753,455	—	—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$1.00	$1.00	$1.00	$1.00	$1.00

Institutional Shares	—	$1.00	—	—	—

See Notes to Financial Statements.

18

Excelsior Funds

Statements of Operations

Year Ended March 31, 2006

	Government Money Fund	Money Fund	New York Tax-Exempt Money Fund	Tax-Exempt Money Fund	Treasury Money Fund
INVESTMENT INCOME:
Interest income	$16,742,928	$59,433,288	$11,621,075	$58,878,211	$12,704,515

EXPENSES:
Investment advisory fees (Note 2)	1,136,338	3,938,657	2,113,247	5,328,046	1,108,784
Administration fees (Note 2)	686,450	2,379,752	638,281	3,218,552	558,168
Shareholder servicing fees — Shares (Note 2)	1,136,237	2,539,555	1,056,626	5,327,870	923,967
Transfer agent fees	18,900	77,271	19,199	22,294	19,013
Legal and audit fees	59,746	186,695	63,443	213,438	53,857
Custodian fees	22,864	78,967	23,043	107,033	11,749
Directors’ fees and expenses (Note 2)	19,120	67,918	17,283	88,669	16,080
Miscellaneous expenses	61,593	229,616	59,623	211,046	55,180

Total Expenses	3,141,248	9,498,431	3,990,745	14,516,948	2,746,798
Fees waived and reimbursed by: Investment Adviser (Note 2)	(724,624)	(2,481,701)	(1,454,850)	(3,143,406)	(595,431)

Net Expenses	2,416,624	7,016,730	2,535,895	11,373,542	2,151,367

NET INVESTMENT INCOME	14,326,304	52,416,558	9,085,180	47,504,669	10,553,148

REALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on security transactions	(224)	(4,889)	7,841	177,930	19,089

Net increase in net assets resulting from operations	$14,326,080	$52,411,669	$9,093,021	$47,682,599	$10,572,237

See Notes to Financial Statements.

19

Excelsior Funds

Statements of Changes in Net Assets

	Government Money Fund		Money Fund
	Year Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Net investment income	$14,326,304	$6,447,253	$52,416,558	$21,599,947
Net realized gain (loss) on security transactions	(224)	2,167	(4,889)	6,919

Net increase in net assets resulting from operations	14,326,080	6,449,420	52,411,669	21,606,866

Distributions to shareholders:
From net investment income
Shares	(14,326,304)	(6,447,253)	(32,581,762)	(14,621,112)
Institutional Shares	—	—	(19,834,796)	(6,978,835)
From net realized gain on investment
Shares	—	—	—	—

Total distributions	(14,326,304)	(6,447,253)	(52,416,558)	(21,599,947)

Increase (decrease) in net assets from fund share transactions (Note 4)	(85,798,349)	(48,696,954)	(175,199,854)	118,582,301

Net increase (decrease) in net assets	(85,798,573)	(48,694,787)	(175,204,743)	118,589,220

NET ASSETS:
Beginning of year	496,026,528	544,721,315	1,730,340,415	1,611,751,195

End of year(1)	$410,227,955	$496,026,528	$1,555,135,672	$1,730,340,415

(1) Including undistributed (distributions in excess of) net investment income	$—	$—	$—	$—

See Notes to Financial Statements.

20

New York Tax-Exempt Money Fund		Tax-Exempt Money Fund		Treasury Money Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2006	2005	2006	2005	2006	2005
$9,085,180	$3,553,633	$47,504,669	$20,230,126	$10,553,148	$4,239,423
7,841	1,894	177,930	38,044	19,089	6,094

9,093,021	3,555,527	47,682,599	20,268,170	10,572,237	4,245,517

(9,089,166)	(3,553,633)	(47,540,889)	(20,240,002)	(10,559,242)	(4,245,864)
—	—	—	—	—	—
—	—	(83,881)	—	(14,837)	—

(9,089,166)	(3,553,633)	(47,624,770)	(20,240,002)	(10,574,079)	(4,245,864)

38,609,252	(80,848,665)	124,313,013	(6,902,094)	(62,318,509)	(91,713,040)

38,613,107	(80,846,771)	124,370,842	(6,873,926)	(62,320,351)	(91,713,387)

409,252,002	490,098,773	2,037,802,493	2,044,676,419	428,008,162	519,721,549

$447,865,109	$409,252,002	$2,162,173,335	$2,037,802,493	$365,687,811	$428,008,162

$4,841	$986	$(9,820)	$26,400	$558	$2,400

See Notes to Financial Statements.

21

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized Gain (Loss) on Investments		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments
GOVERNMENT MONEY FUND — (5/8/85*)
Shares:
Year Ended March 31,
2006	$1.00	$0.03152	(2)	$0.00024	(2)	$0.03176	$(0.03176)	$—
2005	1.00	0.01250	(2)	0.00003		0.01253	(0.01253)	—
2004	1.00	0.00625		—		0.00625	(0.00625)	—
2003	1.00	0.01199		(0.00039)		0.01160	(0.01160)	—
2002	1.00	0.02585		0.00038		0.02623	(0.02623)	—
MONEY FUND — (5/3/85*)
Shares:
Year Ended March 31,
2006	$1.00	$0.03207	(2)	$0.00015	(2)	$0.03222	$(0.03222)	$—
2005	1.00	0.01275	(2)	0.00010		0.01285	(0.01285)	—
2004	1.00	0.00662		—		0.00662	(0.00662)	—
2003	1.00	0.01255		(0.00010)		0.01245	(0.01245)	—
2002	1.00	0.02741		0.00010		0.02751	(0.02751)	—
NEW YORK TAX-EXEMPT MONEY FUND — (8/3/98*)
Shares:
Year Ended March 31,
2006	$1.00	$0.02150	(2)	$(0.00012	)(2)	$0.02138	$(0.02138)	$—
2005	1.00	0.00822	(2)	0.00023		0.00845	(0.00845)	—
2004	1.00	0.00491		0.00006		0.00497	(0.00490)	(0.00007)
2003	1.00	0.00884		(0.00007)		0.00877	(0.00873)	(0.00004)
2002	1.00	0.01758		0.00011		0.01769	(0.01769)	—
TAX-EXEMPT MONEY FUND — (5/24/85*)
Shares:
Year Ended March 31,
2006	$1.00	$0.02229	(2)	$—	(2)	$0.02229	$(0.02225)	$(0.00004)
2005	1.00	0.00966	(2)	—		0.00966	(0.00966)	—
2004	1.00	0.00546		0.00029		0.00575	(0.00560)	(0.00015)
2003	1.00	0.00967		(0.00002)		0.00965	(0.00964)	(0.00001)
2002	1.00	0.01862		0.00013		0.01875	(0.01865)	(0.00010)
TREASURY MONEY FUND — (2/13/91*)
Shares:
Year Ended March 31,
2006	$1.00	$0.02855	(2)	$0.00036	(2)	$0.02891	$(0.02887)	$(0.00004)
2005	1.00	0.00988	(2)	0.00031		0.01019	(0.01019)	—
2004	1.00	0.00484		0.00002		0.00486	(0.00485)	(0.00001)
2003	1.00	0.01085		0.00004		0.01089	(0.01089)	—
2002	1.00	0.02451		(0.00002)		0.02449	(0.02449)	—
*	Commencement of Operations.
(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.

See Notes to Financial Statements.

22

Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income to Average Net Assets

$(0.03176)	$1.00	3.22%	$410,228	0.53%	0.69%	3.15%
(0.01253)	1.00	1.26%	496,027	0.46%	0.71%	1.25%
(0.00625)	1.00	0.63%	544,721	0.45%	0.54%	0.62%
(0.01160)	1.00	1.17%	594,496	0.39%	0.47%	1.21%
(0.02623)	1.00	2.65%	795,287	0.43%	0.49%	2.72%

$(0.03222)	$1.00	3.27%	$1,032,384	0.53%	0.69%	3.21%
(0.01285)	1.00	1.29%	1,105,053	0.46%	0.70%	1.28%
(0.00662)	1.00	0.66%	1,141,562	0.45%	0.73%	0.67%
(0.01245)	1.00	1.25%	1,787,852	0.39%	0.43%	1.25%
(0.02751)	1.00	2.79%	1,802,136	0.44%	0.74%	2.76%

$(0.02138)	$1.00	2.16%	$447,865	0.60%	0.94%	2.15%
(0.00845)	1.00	0.85%	409,252	0.55%	0.97%	0.82%
(0.00497)	1.00	0.50%	490,099	0.50%	0.75%	0.49%
(0.00877)	1.00	0.88%	548,574	0.44%	0.49%	0.89%
(0.01769)	1.00	1.78%	696,093	0.48%	0.71%	1.76%

$(0.02229)	$1.00	2.25%	$2,162,173	0.53%	0.68%	2.23%
(0.00966)	1.00	0.97%	2,037,802	0.46%	0.69%	0.97%
(0.00575)	1.00	0.58%	2,044,676	0.44%	0.58%	0.56%
(0.00965)	1.00	0.97%	2,281,263	0.39%	0.54%	0.97%
(0.01875)	1.00	1.89%	2,522,455	0.44%	0.58%	1.85%

$(0.02891)	$1.00	2.93%	$365,688	0.58%	0.74%	2.86%
(0.01019)	1.00	1.02%	428,008	0.55%	0.75%	0.99%
(0.00486)	1.00	0.49%	519,722	0.50%	0.57%	0.49%
(0.01089)	1.00	1.09%	571,998	0.45%	0.53%	1.08%
(0.02449)	1.00	2.48%	604,281	0.48%	0.54%	2.42%

See Notes to Financial Statements.

23

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) and Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) were incorporated under the laws of the State of Maryland on August 2, 1984 and August 8, 1984, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended diversified management investment companies with the exception of Energy and Natural Resources Fund, Real Estate Fund, California Short-Intermediate Term Tax-Exempt Income Fund (formerly California Tax-Exempt Income Fund), New York Intermediate-Term Tax-Exempt Fund and New York Tax-Exempt Money Fund, each of which are non-diversified.

Excelsior Fund and Excelsior Tax-Exempt Fund currently offer shares in fifteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Government Money Fund, Money Fund and Treasury Money Fund, portfolios of Excelsior Fund, and for New York Tax-Exempt Money Fund and Tax-Exempt Money Fund, portfolios of Excelsior Tax-Exempt Fund (each a “Fund”, collectively, the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

All Funds except for Money Fund offer one class of shares: Shares. The Money Fund offers two classes of shares: Shares and Institutional Shares. The financial highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Fund are presented separately.

It is each Fund’s policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. Each Fund has adopted certain investment portfolio valuation and dividend distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of the Fund will not vary.

(a) Portfolio valuation:

Securities are valued at amortized cost, which has been determined by each Fund’s Board of Directors to represent the fair value of the Funds’ investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

(b) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

24

(c) Repurchase agreements:

The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(d) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

(e) Expense allocation:

Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Funds based on average daily net assets. Expenses attributable to a specific class of shares, such as shareholder servicing fees, are charged directly to that class.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party

Transactions:

Prior to December 16, 2005, the Funds were advised jointly by United States Trust Company of New York and U.S. Trust Company, N.A., through their respective separate identifiable divisions. Effective December 16, 2005, U.S. Trust Company, N.A.’s separately identifiable division was reorganized into a separate corporate entity named UST Advisers, Inc., a Delaware corporation that is a wholly-owned subsidiary of U.S. Trust Company, N.A. and the Funds were advised by either UST Advisers, Inc. or U.S. Trust New York Asset Management Division (“NYAMD”), the separately identifiable division of United States Trust Company of New York.

Effective March 31, 2006, United States Trust Company of New York converted to a national charter and changed its name to United States Trust Company, National Association (“USTC-NA”) and merged with U.S. Trust Company, N.A., with USTC-NA as the surviving entity. As of March 31, 2006, the Funds are advised by NYAMD, a separate identifiable division of USTC-NA, or UST Advisers, Inc. (together with NYAMD, the “Advisers”), a wholly-owned subsidiary of USTC-NA. USTC-NA is a wholly-owned subsidiary of US Trust Corporation, a registered bank holding company, which, in turn, is a wholly-owned subsidiary of The Charles Schwab Corporation. For the services provided pursuant to the Investment Advisory Agreements, each Adviser receives a fee, computed daily and paid monthly, as follows:

Government Money Fund	0.25%
Money Fund	0.25%
New York Tax-Exempt Money Fund	0.50%
Tax-Exempt Money Fund	0.25%
Treasury Money Fund	0.30%

25

UST Advisers, Inc. and BISYS Fund Services Ohio, Inc. (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Funds Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million and 0.150% over $400 million. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of the Emerging Markets Fund, International Equity Fund, International Fund and Pacific/Asia Fund. Administration fees payable by each Fund of the Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. For the year ended March 31, 2006, administration fees charged to the Funds were as follows:

Administration Fees
Government Money Fund	$686,450
Money Fund	2,379,752
New York Tax-Exempt Money Fund	638,281
Tax-Exempt Money Fund	3,218,552
Treasury Money Fund	558,168

From time to time, in its sole discretion, each Adviser may undertake to waive a portion or all of the fees payable to it and may also reimburse the Funds for a portion of other expenses. For the four months ended July 31, 2005 and the eight months ended March 31, 2006, the Advisers have contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Fund’s average daily net assets:

	Four Months Ended July 31, 2005	Eight Months Ended March 31, 2006
Government Money Fund	0.50%	0.55%
Money Fund	0.50%	0.55%
New York Tax-Exempt Money Fund	0.60%	0.60%
Tax-Exempt Money Fund	0.50%	0.55%
Treasury Money Fund	0.55%	0.60%
Money Fund-Institutional Shares	0.25%	0.30%

For the year ended March 31, 2006, pursuant to the above, investment advisory fees waived by the Advisers were as follows:

Government Money Fund	$(724,624)
Money Fund	(2,481,701)
New York Tax-Exempt Money Fund	(1,454,850)
Tax-Exempt Money Fund	(3,143,406)
Treasury Money Fund	(595,431)

26

The Funds have entered into shareholder servicing agreements with various service organizations, which include Charles Schwab & Co. Inc. (“CS & Co.”) and UST Advisers, Inc. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund or class level (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers, with the exception of the Institutional Shares of the Money Fund, which pays a fee of up to 0.15% of the average daily net assets of its shares. The Advisers, out of their own resources, may additionally compensate certain organizations for providing these and other services.

For the year ended March 31, 2006, shareholder servicing fees paid to CS & Co. and the Advisers were as follows:

Government Money Fund	$1,232,461
Money Fund	2,736,566
New York Tax-Exempt Money Fund	1,107,384
Tax-Exempt Money Fund	5,747,190
Treasury Money Fund	986,793

BISYS Fund Services Limited Partnership (the “Distributor”) serves as the Distributor of the Funds. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

Each Independent Director of the Funds receives a total annual fee of $100,000 paid by the Funds and other affiliated registered investment companies managed by the Advisers. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000, and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. In addition, Directors are reimbursed by the Excelsior Fund and Excelsior Tax-Exempt Fund for reasonable expenses incurred when acting in their capacity as Directors.

3.    Federal Taxes:

It is the policy of the Excelsior Fund and Excelsior Tax-Exempt Fund that each Fund qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective twelve-month periods ending October 31 and December 31 each calendar year.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these

27

differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
Government Money Fund	—	$4,692	$(4,692)
Money Fund	—	—	—
New York Tax-Exempt Money Fund	$7,841	(7,841)	—
Tax-Exempt Money Fund	—	—	—
Treasury Money Fund	4,252	(4,252)	—

The tax character of dividends and distributions declared during the years ended March 31, 2006 and March 31, 2005 were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total
Government Money Fund
Year ended March 31, 2006	$13,620,350	—	—	$13,620,350
Year ended March 31, 2005	5,884,680	—	—	5,884,680
Money Fund
Year ended March 31, 2006	49,048,464	—	—	49,048,464
Year ended March 31, 2005	19,959,001	—	—	19,959,001
New York Tax-Exempt Money Fund
Year ended March 31, 2006	3,001	$8,506,753	$4,840	8,514,594
Year ended March 31, 2005	988	3,352,703	—	3,353,691
Tax-Exempt Money Fund
Year ended March 31, 2006	84,887	45,217,987	20,970	45,323,844
Year ended March 31, 2005	28,575	18,660,028	7,646	18,696,249
Treasury Money Fund
Year ended March 31, 2006	9,920,151	—	—	9,920,151
Year ended March 31, 2005	3,943,362	—	—	3,943,362

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As of March 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Undistributed Tax-Exempt Income	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
Government Money Fund	$1,552,616	—	—	$1,552,616	$(1,552,616)	$(27,980)	$(27,980)
Money Fund	5,955,217	—	—	5,955,217	(5,955,217)	(40,526)	(40,526)
New York Tax-Exempt Money Fund	—	—	$980,009	980,009	(975,168)	—	4,841
Tax-Exempt Money Fund	63,655	$30,394	4,884,340	4,978,389	(4,894,160)	—	84,229
Treasury Money Fund	1,142,032	—	—	1,142,032	(1,141,474)	—	558

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gains distributions will be reduced. At March 31, 2006, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates.

	Expires
	2007	2008	2011	2012	2014	Total
Government Money Fund	$3,297	$18,903	—	$5,556	$224	$27,980
Money Fund	—	—	$11,662	23,975	4,889	40,526

4.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Excelsior Tax-Exempt Fund has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently classified for each Fund is as follows: 4 billion shares each of the Government Money Fund and Money Fund, 2.5 billion shares of Treasury Money Fund, 2 billion shares of New York Tax-Exempt Money Fund and 5.5 billion shares for Tax-Exempt Money Fund.

Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of each Fund’s Board of Directors. Since the Funds have sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

29

	Government Money Fund
	Year Ended March 31,
	2006	2005
Sold	$2,577,232,059	$2,736,097,238
Issued as reinvestment of dividends	735,293	377,287
Redeemed	(2,663,765,701)	(2,785,171,479)

Net Increase (Decrease)	$(85,798,349)	$(48,696,954)

	Money Fund
	Year Ended March 31,
	2006		2005
	Shares	Amount	Shares	Amount
Sold:
Shares	3,427,610,450	$3,427,610,450	3,782,584,603	$3,782,584,603
Institutional Shares	4,731,250,373	4,731,250,373	4,191,107,467	4,191,107,467
Issued as reinvestment of dividends:
Shares	2,259,420	2,259,420	1,188,525	1,188,499
Institutional Shares	7,428,066	7,428,066	2,099,572	2,099,573
Redeemed:
Shares	(3,502,534,923)	(3,502,534,923)	(3,820,288,035)	(3,820,288,036)
Institutional Shares	(4,841,213,240)	(4,841,213,240)	(4,038,109,800)	(4,038,109,805)

Net Increase (Decrease)	(175,199,854)	$(175,199,854)	118,582,332	$118,582,301

	New York Tax-Exempt Money Fund
	Year Ended March 31,
	2006	2005
Sold	$2,399,705,970	$1,870,092,958
Issued as reinvestment of dividends	1,554,586	460,208
Redeemed	(2,362,651,304)	(1,951,401,831)

Net Increase (Decrease)	$38,609,252	$(80,848,665)

	Tax-Exempt Money Fund
	Year Ended March 31,
	2006	2005
Sold	$10,547,799,881	$8,993,982,009
Issued as reinvestment of dividends	2,207,894	573,372
Redeemed	(10,425,694,762)	(9,001,457,475)

Net Increase (Decrease)	$124,313,013	$(6,902,094)

	Treasury Money Fund
	Year Ended March 31,
	2006	2005
Sold	$3,260,733,468	$3,255,632,599
Issued as reinvestment of dividends	2,191,117	968,644
Redeemed	(3,325,243,094)	(3,348,314,283)

Net Increase (Decrease)	$(62,318,509)	$(91,713,040)

30

5.    Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

6.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia, in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have provided full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain of the Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading of shares of the Excelsior Funds.

The Adviser, certain of its affiliates, the Companies and others have also been named in several class action and derivative lawsuits which allege that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds managed by the Adviser. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above have been transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the investor class action and the derivative lawsuits. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information and consultation with counsel, the Adviser believes that the resolution of the pending Investigations and private lawsuits will not have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Money Fund, Government Money Fund, Treasury Money Fund, Tax-Exempt Money Fund, and New York Tax-Exempt Money Fund (three of the portfolios constituting the Excelsior Funds, Inc. and two of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc.) (collectively, the “Funds”) as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Shares) for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended March 31, 2003 were audited by other auditors whose reports dated May 16, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Money Fund, Government Money Fund, Treasury Money Fund, Tax-Exempt Money Fund, and New York Tax-Exempt Money Fund as of March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 22, 2006

32

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the Directors/Trustees and Officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of May 20, 2006.

On February 24, 2006, the Boards of Directors/Trustees (the “Boards”) of the Companies approved an increase in the size of the Boards to ten (10) directors/trustees (together, the “Directors”) and approved the nomination of Mariann Byerwalter, Nils Hakansson, William A. Hasler and Randall W. Merk (the “Candidates”) as Directors of the Companies, subject to shareholder approval at an upcoming Special Meeting of Shareholders of the Companies (the “Meeting”). Each of the Candidates is currently a director/trustee of the Laudus Funds, the Laudus Variable Insurance Trust (together, the “Laudus Funds”) and of other funds included in the Schwab mutual fund complex for which Charles Schwab Investment Management acts as investment adviser (together, the “Fund Complex”). The Companies are in the same Fund Complex as the Laudus Funds. If approved by Shareholders at the Meeting, Ms. Byerwalter and Messrs. Hakansson and Hasler would become disinterested persons of the Companies under the Investment Company Act of 1940, as amended. Mr. Merk would become an interested person of the Companies.

The Boards also approved the nominations of six existing Directors to be submitted to shareholders for approval at the Meeting: Messrs. Bailey, Collins, Drake, Hall, Lynch and Piel (the “Existing Directors” and, together with the Candidates, the “Nominees”). Frederick S. Wonham, a current Director of the Companies and Chairman of the Board of each Company, has notified the Boards that he intends to resign from the Boards, consistent with the Companies’ retirement age policy, effective as of the date of the Meeting. The Boards have elected Rodman Drake, currently a Director of the Companies and Chairman of their Joint Audit Committee, as the Chairman of the Boards of the Companies effective upon Mr. Wonham’s resignation.

The Boards have proposed to increase the size of each Board from seven to ten so that a single group of Directors (i.e., a unitary board) can oversee each of the Companies and the Laudus Funds. At a meeting held on March 16, 2006, the Laudus Funds’ Boards approved the nominations of the Existing Directors for election to the Laudus Funds’ Boards, subject to approval by shareholders of each of the Laudus Funds. Each of the Candidates has notified the Boards that, even if approved by the Companies’ shareholders at the Meeting, the Candidates will not serve as members of the Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees. Similarly, each of the existing Directors has informed the Laudus Funds Boards that, even if approved by shareholders of the Laudus Funds at their shareholders meeting, the Existing Directors will not serve as members of the Laudus Funds Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees.

33

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
DIRECTORS/TRUSTEES(2) INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 75 Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	29	None.

Rodman L. Drake Age: 63 Since 1994	Director and Chairman of Audit Committee of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	29	Director and Chairman, Hyperion Total Return Fund, Inc., and Hyperion Strategic Mortgage Fund Inc. (since 1991); Director, Jackson Hewitt Tax Services, Inc. (since June 2004); Director, Student Loan Corporation (since May 2005).

Morrill Melton ("Mel") Hall, Jr. Age: 61 Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	29	None.

Roger M. Lynch Age: 64 Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax- Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	29	None.

Jonathan Piel Age: 67 Since 1994	Director and Chairman of Nominating Committee Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994); Cable Television producer and website designer. The Editor Scientific American (from 1984 to 1986), and Vice President, Scientific American, Inc. (from 1986 to 1994); Director, National Institute of Social Sciences; member, Advisory Board, The Stone Age Institute, Bloomington Indiana.	29	None.

34

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
John. D. Collins Age: 67 Since 2005	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2005); Trustee, Excelsior Funds Trust (since 2005). Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG, LLP (from March 1962 to June 1999).	29	Director, Mrs. Fields’ Famous Brands LLC (consumer products) (since December 2004).
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 60 Since 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	29	None.
OFFICERS
Joseph Trainor, CFA Age: 44 114 West 47th Street New York, NY 10036	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

George Pereira Age: 42 101 Montgomery St. San Francisco, CA 94104	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited. From December 1999 to November 2004, Sr. Vice President, Financial Reporting. Charles Schwab & Co., Inc. From September 1999 to December 1999, Chief Financial Officer, Commerzbank Capital Markets. Prior to September 1999, Managing Director at the New York Stock Exchange.	N/A	N/A

Stefanie A. Firtell Age: 32 114 West 47th Street New York, NY 10036	Vice President, United States Trust Company of New York (since April 2005); Compliance Officer and Head of Regulatory Responses, Assistant Vice President, Deutsche Asset Management (from 2003 to 2005); Assistant Corporate Secretary, Triare Companies, Inc. (from 2002 to 2003); Attorney, Paul, Weiss, Rifkind, Wharton & Garrison (from 2001 to 2002); and Attorney, Cadwalder Wickersham & Taft (from 2000 to 2001).	N/A	N/A

35

Name and Address(1) Age Time Served with the Excelsior Funds Complex	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(3)	Other Directorships Held by Director/Trustee(4)
Wyndham Clark Age: 47 225 High Ridge Road Stamford, CT 06905	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management. IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Petros (Peter) L. Tsirigotis Age: 37 114 West 47th Street New York, NY 10036	Senior Vice President and Assistant General Counsel, U.S. Trust (since September 2005); Vice President and Corporate Counsel, Prudential Financial (September 2004 to September 2005); Associate, Schulte Roth and Zabel LLP (November 2002 to September 2004) and Dechert LLP (August 2000 to November 2002). Prior to August 2000, Mr. Tsirigotis was an Attorney/Advisor (Division of Investment Management) and Financial Economist (Office of Economic Analysis) with the Securities and Exchange Commission in Washington, D.C.	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The officers of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of May 20, 2006, the Excelsior Funds Complex consisted of 29 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

36

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. As a shareholder of the fund, you incur ongoing, or operating costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways.

•	Actual expenses. This section provides information about actual account values and actual expenses based on the Funds’ actual return for the period. This section is designed to help you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=$8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period”.

•	Hypothetical expenses. This section provides information about hypothetical account values and hypothetical expenses that would have been incurred by an investor in the Fund based on an assumed rate of return of 5% per year before expenses. This section is designed to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results cannot be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

37

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only, which are described in the Prospectus. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/2005	Ending Account Value 03/31/2006	Annualized Expense Ratios*	Expenses Paid During Period**
Actual Fund Return
Government Money Fund — Shares	$1,000.00	$1,018.40	0.55%	$2.77
Money Fund — Shares	1,000.00	1,018.70	0.55	2.77
New York Tax-Exempt Money Fund — Shares	1,000.00	1,011.90	0.60	3.01
Tax-Exempt Money Fund — Shares	1,000.00	1,012.30	0.55	2.76
Treasury Money Fund — Shares	1,000.00	1,016.90	0.60	3.02

Hypothetical 5% Return
Government Money Fund — Shares	1,000.00	1,022.19	0.55	2.77
Money Fund — Shares	1,000.00	1,022.19	0.55	2.77
New York Tax-Exempt Money Fund — Shares	1,000.00	1,021.94	0.60	3.02
Tax-Exempt Money Fund — Shares	1,000.00	1,022.19	0.55	2.77
Treasury Money Fund — Shares	1,000.00	1,021.94	0.60	3.02

*	Annualized expense ratios of certain funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.
**Expenses	are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 365.

38

AR-MM-0306

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Frederick S. Wonham and Rodman L. Drake, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

For the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the table below.

	2006
	All fees and services to the Registrant that were pre-approved	All fees and services to services Affiliates that were pre-approved
(a) Audit Fees (1)	$166,425	N/A
(b) Audit-Related Fees (2)	$0	$0
(c) Tax Fees (3)	$45,500	$0
(d) All Other Fees (4)	$0	$0

	2005
	All fees and services to the Registrant that were pre-approved	All fees and services to services Affiliates that were pre-approved
(a) Audit Fees (1)	$170,365	N/A
(b) Audit-Related Fees (2)	$7,332	$0
(c) Tax Fees (3)	$45,500	$0
(d) All Other Fees (4)	$0	$0

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	For the fiscal year ended March 31, 2006, there were no fees for assurance and related services by Deloitte & Touche LLP reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under (a) of this item. For the fiscal year ended March 31, 2005, there were audit related fees of $7,332 for assurance and related services by Deloitte & Touche. Such assurance services included a review of the accounting conversion on December 13, 2004 for the Registrant.

(3)	For the fiscal year ended March 31, 2006, the aggregate tax fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning were $45,500. Such tax services included the review of income and excise tax returns for the Registrant. For the fiscal year ended March 31, 2005, the aggregate tax fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning were $45,500. Such tax services included the review of income and excise tax returns for the Registrant.

(4)	For the fiscal years ended March 31, 2005 and March 31, 2004, there were no fees billed for professional services rendered by Deloitte & Touche LLP, to the Registrant, other than the services reported in (a) through (c) of this Item.

(e)(1) The audit committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Funds and certain other services provided to the Fund’s affiliates in accordance with Rule 2-01 (c) (7) of Regulation S-X. The pre-approval requirement for non-audit services for the Funds, the Funds’ investment adviser and the adviser’s control affiliates may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent accountant by the Funds and the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by its designated Audit Committee member (s).

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2006	2005
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) For the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $1,187,420 and $1, 248,972, respectively.

(h) The Registrant’s Audit Committee has considered whether its principal accountant’s provision of non-audit services that were rendered to the Registrant’s investment adviser, and any control persons of the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Complete schedule of investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors after Registrant last provided disclosure in response to the requirement of Item 7(d) (2) (ii) (G) of Schedule 14A, or this Item 10.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2 (a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2 (b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Excelsior Tax-Exempt Funds, Inc.

By (Signature and Title)*	/s/ Evelyn Dilsaver
Evelyn Dilsaver
President

Date June 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Evelyn Dilsaver
Evelyn Dilsaver
President

Date	June 2, 2006

By (Signature and Title)*	/s/ George Pereira
George Pereira
Treasurer

Date June 2, 2006

*	Print the name and title of each signing officer under his or her signature.